SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.                       )

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HASBRO, INC.

(Name of Registrant as Specified In Its Charter)

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Dear Fellow Shareholders,

Please join Hasbro’s Board of Directors, members of our senior management team and your fellow shareholders at Hasbro’s 2016 Annual Meeting. The meeting will be held at our headquarters in Pawtucket, Rhode Island on Thursday, May 19 at 11:00 AM Eastern Time.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement provide you with information regarding the business to be conducted at the Meeting and other important matters regarding our Company. Our goal in the following document is to articulate simply and thoroughly the details you’ll need to make informed voting decisions. Your vote is important, so please vote – either online, by phone or by mail with the enclosed proxy or voting information card.

2015 was a record year for Hasbro. The Company delivered record revenues and earnings despite a significant impact from foreign exchange. The execution of our long-term strategy is delivering strong results, illustrated by our Brand Blueprint to build global brand franchises. We first established this strategy approximately ten years ago, and our continued investment in the capabilities to execute against it is enabling Hasbro to connect more deeply with consumers on a global basis. The successful execution of this strategy is beginning to unlock the full economic value in our brands and providing a multi-year road map from which the Company is operating.

Hasbro’s Board of Directors plays a fundamental role in establishing and ensuring the success of this strategy. Through collaboration and strategic oversight we are facilitating the decision making of Hasbro’s senior management team. We are dedicated to attracting, retaining and developing the top talent in the industry with a thoughtful and disciplined approach to compensation, recruitment and succession planning at the highest levels. This is true both for senior management as well as the Board. Our Board today represents a group of industry leading experts with diverse experiences and industry backgrounds. In early 2016, Sir Crispin Davis joined our Board as an independent director. Crispin’s proven leadership and exceptional track record of successfully transforming a company while managing challenging global issues will be an invaluable asset to Hasbro’s Board.

Hasbro’s Board of Directors is committed to you, our shareholders, and furthering your interests. We value the input we receive from shareholders, including as part of our ongoing outreach programs, and our corporate strategy is focused on delivering long-term shareholder value. Part of that commitment involves utilizing best in class governance principles. In 2015, we established the role of Lead Independent Director with enhanced duties and responsibilities beyond the previous Presiding Director role. In addition, in response to the affirmative vote of our shareholders on a 2015 proxy access proposal, and feedback during our ongoing dialogue with shareholders, in October the Board adopted a Proxy Access bylaw amendment. We encourage you to read more about the bylaw amendment in the attached Proxy Statement.

In addition to discussing Proxy Access, since last May’s Annual Meeting we have continued the dialogue with shareholders on important issues including compensation, corporate social responsibility and governance.

On behalf of Hasbro’s Board of Directors, management team and all of our employees we thank you for your ongoing support of Hasbro and look forward to continuing our dialogue over the years to come.

Brian D. Goldner Chairman of the Board, President and Chief Executive Officer, Hasbro Inc.	Basil L. Anderson Lead Independent Director, Hasbro’s Board of Directors

HASBRO, INC.

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

Time:	11:00 a.m. local time

Date:	Thursday, May 19, 2016

Place:	Hasbro, Inc. Corporate Offices 1027 Newport Avenue Pawtucket, Rhode Island 02861

Purpose:

•     Elect twelve directors.

•     Conduct an advisory vote on the compensation of the Company’s named executive officers.

•     Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.

•     Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Other Important Information:

•     The Company’s Board of Directors recommends that you vote your shares “FOR” each of the nominees for director, “FOR” advisory approval of the Company’s compensation for its named executive officers, and “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2016.

•     Shareholders of record of the Company’s common stock at the close of business on March 23, 2016 may vote at the meeting.

•     You are cordially invited to attend the meeting to vote your shares in person, to hear from our senior management, and to ask questions. If you are not able to attend the meeting in person, you may vote by Internet, by telephone or by mail. See the Proxy Statement for specific instructions. Please vote your shares.

•     On or about April 4, 2016 we will begin mailing a Notice of Internet Availability of Hasbro’s Proxy Materials to shareholders informing them that this Proxy Statement, our 2015 Annual Report to Shareholders and voting instructions are available online. As is more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials.

By Order of the Board of Directors

Barbara Finigan

Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: April 4, 2016

PROXY STATEMENT HIGHLIGHTS

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2015 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 27, 2015.

Annual Meeting of Shareholders

Date:	Thursday, May 19, 2016

Time:	11:00 a.m. local time

Place:	Hasbro, Inc. Corporate Offices 1027 Newport Avenue Pawtucket, Rhode Island 02861

Record date:	March 23, 2016

Meeting Agenda and Voting Recommendations

Agenda Item	Board Vote Recommendation	Page Reference for More Information
Proposal 1: Election of Twelve Director Nominees	FOR each director nominee	4
Proposal 2: Advisory Approval of the Compensation of the Company’s Named Executive Officers	FOR	57
Proposal 3: Ratification of KPMG as Independent Registered Public Accounting Firm for 2016	FOR	66

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	I

Board Nominees

Name	Age	Director Since	Principal Occupation	Independent Director	Committee Memberships
Basil L. Anderson	70	2002	Former Vice Chairman of Staples, Inc.	✓	Compensation; Executive; Nominating, Governance and Social Responsibility (Chair)
Alan R. Batkin	71	1992	Chairman and Chief Executive Officer of Converse Associates, Inc.	✓	Audit; Nominating, Governance and Social Responsibility
Kenneth A. Bronfin	56	2008	Senior Managing Director of Hearst Ventures	✓	Compensation; Executive; Finance (Chair)
Michael R. Burns	57	2014	Vice Chairman of Lions Gate Entertainment Corp.	✓	Audit; Finance
Sir Crispin H. Davis	66	2016	Former Chief Executive Officer of Reed Elsevier, PLC	✓	Compensation; Nominating, Governance and Social Responsibility
Lisa Gersh	57	2010	Chief Executive Officer of Goop, Inc.	✓	Compensation; Nominating, Governance and Social Responsibility
Brian D. Goldner	52	2008	Chairman, President and Chief Executive Officer of Hasbro, Inc.		Executive
Alan G. Hassenfeld	67	1978	Former Chairman and Chief Executive Officer of Hasbro, Inc.	✓	Executive (Chair); Finance
Tracy A. Leinbach	56	2008	Former Executive Vice President and Chief Financial Officer of Ryder System, Inc.	✓	Audit (Chair); Executive; Nominating, Governance and Social Responsibility
Edward M. Philip	50	2002	Chief Operating Officer of Partners in Health	✓	Compensation (Chair); Executive; Nominating, Governance and Social Responsibility
Richard S. Stoddart	53	2014	Chief Executive Officer of Leo Burnett Worldwide	✓	Audit; Finance
Linda K. Zecher	62	2014	President and Chief Executive Officer of Houghton Mifflin Harcourt Company	✓	Audit; Compensation

II	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

2015 Business Highlights

In 2015, we delivered record revenues and earnings as we continued driving the performance of our Company across brands, business segments and geographic markets. Through a focus on Franchise and Partner brands, consumer engagement, consumer insights, innovative product development and compelling storytelling, we are connecting with consumers more deeply and across more demographics than ever before. Our focus remains on the long-term profitable growth of our Company and on achieving our strategic objectives and investment priorities.

•	Our focus on building Franchise Brands and key Partner Brands (including MARVEL and STAR WARS from The Walt Disney Company), delivered 4% revenue growth for the Company in 2015, even after an unprecedented negative $395 million impact from foreign exchange.

•	Absent the negative impact of foreign exchange our revenues grew 13% in 2015 and our Franchise brand revenues grew 7%.

•	In 2015 we increased both our operating profit and our net earnings by 9%.

•	The execution of our Brand Blueprint globally across consumer categories resulted in revenue growth in all geographic regions absent the impact of foreign exchange, including the U.S. & Canada (+11%), Europe (+18%), Latin America (+15%) and Asia Pacific (+11%).

•	Our expansion and investment in Emerging Markets continued to deliver strong growth and revenue in these markets grew 15% absent the impact of foreign exchange.

•	In the Entertainment & Licensing segment we increased revenues 11% in 2015.

•	In the fourth quarter we began some early shipments of product based on the DISNEY PRINCESS and FROZEN properties, in preparation for an on-shelf date of January 1, 2016.

•	We accomplished these objectives while returning $310.7 million to our shareholders in 2015, including $225.8 million in cash dividends.

•	In February 2016, our Board approved an 11% increase in the quarterly dividend, bringing the quarterly dividend to $0.51 per common share. This is the highest quarterly dividend rate in our history. We have increased the quarterly dividend in 12 of the prior 13 years.

Shareholder Outreach and Responsiveness to Shareholders

Hasbro has engaged with our major shareholders on governance and compensation matters for several years. We do this as part of our commitment to be responsive to shareholders and to ensure that our actions are informed by the viewpoints of you, our investors. We were disappointed with the results of the votes on our executive compensation programs (the Say-on-Pay vote) at both our 2013 and 2014 Annual Meetings. Following our failed 2014 Say-on-Pay vote and informed by our discussions with our shareholders, both our Board of Directors and our Chief Executive Officer, Brian Goldner, mutually decided to amend certain terms of Mr. Goldner’s employment agreement. These amendments were implemented in August of 2014 and were described in detail in our proxy statement for the 2015 Annual Meeting.

Following these amendments our shareholders overwhelmingly supported our 2015 Say-on-Pay vote, with 96.7% of the shares voted at the 2015 Annual Meeting voting in favor of Say on Pay. Following the 2015 Annual Meeting we again spoke with shareholders who expressed an interest in speaking with management, including each holder who submitted a shareholder proposal for our 2015 Annual Meeting. We had discussions with all of the shareholders who accepted our invitation to meet, comprising holders of approximately 41% of our total shares outstanding, and 70% of the shares held by our top 25 holders, at the time of those discussions. Based upon our continuing dialog with shareholders and our 2015 Say-on-Pay vote results, we believe our current compensation program for our executive officers, including the changes we made to our compensation programs in 2014, reflect our shareholders’ views and strongly drive our pay for performance objectives.

In 2015 we also implemented a proxy access bylaw provision which allows holders who have held 3% or more of our shares for at least three years to include in our proxy materials nominees for election to the Board. Such holders may include the greater of 20% of the total number of nominees or two nominees. Up to twenty holders may aggregate their holdings under this provision. We adopted the proxy access bylaw provision in response to the affirmative vote of our shareholders on a proxy access shareholder proposal presented at our 2015 Annual Meeting and following conversations with many of our shareholders who supported proxy access. The proxy access bylaw provision is discussed in detail beginning on page 16 of this proxy statement.

Our amendments to Mr. Goldner’s employment agreement and adoption of the proxy access bylaw provision were all part of our commitment to listen to and be responsive to you, our shareholders.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	III

Corporate Governance Highlights

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of our Board and our senior management team to the Company’s shareholders.

Highlights of our Efforts in these Areas include:
Comprehensive Shareholder Outreach Program;
Entire Board is Elected Annually;
Newly-created Lead Independent Director Role with Clearly Defined Responsibilities;
Majority Vote Standard with a Plurality Carve-out for Contested Elections;
Proxy Access Bylaw Provision;
Board is Composed of a Significant Majority of Independent Directors;
Balance of Experience, Tenure and Qualifications on the Board;
No Shareholder Rights Plan;
Clawback Policy;
Long-standing Commitment to Corporate Sustainability;
Prohibit the Pledging or Hedging of Company Stock;
No Tax Gross-ups;
Equity Incentive Awards Granted in 2013 and Thereafter Are All Subject to a Double-Trigger Change in Control Provision;
Written Code of Conduct and Corporate Governance Principles; and
Share Ownership Policies Applicable to our Board Members and to Executive Officers and Other Designated Members of Management, as well as a Share Retention Policy.

IV	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why are these materials being made available to me?

A:	The Board of Directors (the “Board”) of Hasbro, Inc. (the “Company” or “Hasbro”) is making these proxy materials available to you on the Internet, or sending printed proxy materials to you in certain situations, including upon your request, beginning on or about April 4, 2016, in connection with Hasbro’s 2016 Annual Meeting of Shareholders (the “Meeting”), and the Board’s solicitation of proxies in connection with the Meeting. The Meeting will take place at 11:00 a.m. local time on Thursday, May 19, 2016 at Hasbro’s corporate offices, 1027 Newport Avenue, Pawtucket, Rhode Island 02861. The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of Hasbro’s named executive officers and Hasbro’s directors, and certain other information. Hasbro’s 2015 Annual Report to Shareholders is also available to shareholders on the Internet and a printed copy will be mailed to shareholders upon their request.

Q:	What proposals will be voted on at the Meeting?

A:	There are three proposals scheduled to be voted on at the Meeting:

•	Election of twelve directors.

•	An advisory vote on the compensation of the Company’s named executive officers.

•	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2016.

Q:	Why did I receive a Notice of the Internet Availability of Hasbro’s Proxy Materials, instead of a full set of printed proxy materials?

A:	Rules adopted by the Securities and Exchange Commission allow us to provide access to our proxy materials over the Internet instead of mailing a full set of such materials to every shareholder. We have sent a Notice of Internet Availability of Hasbro’s Proxy Materials (the “Notice”) to our shareholders who have not requested to receive a full set of the printed proxy materials. Because of certain legal requirements, shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan were still mailed a full set of proxy materials this year. Our other shareholders may access our proxy materials over the Internet using the directions set forth in the Notice. In addition, by following the instructions in the Notice, a shareholder may request that a full set of printed proxy materials be sent to them.

We have chosen to send the Notice to shareholders, instead of automatically sending a full set of printed copies to all shareholders, to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.
Q:	How do I access Hasbro’s proxy materials online?

A:	The Notice provides instructions for accessing the proxy materials for the Meeting over the Internet, and includes the Internet address where those materials are available. Hasbro’s Proxy Statement for the Meeting and 2015 Annual Report to Shareholders can be viewed on Hasbro’s website at http://investor.hasbro.com/annual-proxy.cfm.

Q:	How do I request a paper copy of the proxy materials?

A:	Paper copies of Hasbro’s proxy materials will be made available at no cost to you, but they will only be sent to you upon request. To request a paper copy of the proxy materials follow the instructions on the Notice that you received. You will be able to submit your request for copies of the proxy materials by sending an email to the email address set forth in the Notice, by going to the Internet address set forth in the Notice or by calling the phone number provided in the Notice.

Q:	What shares owned by me can be voted?

A:	All shares of the Company’s common stock, par value $.50 per share (“Common Stock”) owned by you as of the close of business on March 23, 2016, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through the Computershare CIP, a Direct Stock Purchase and Dividend Reinvestment Plan for Hasbro, Inc., and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Hasbro shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the shareholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Hasbro’s Transfer Agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to Hasbro or to vote in person at the Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the shareholder of

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	1

record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Meeting and vote in person, please mark the box on the voting instruction card you received and return it to your broker or nominee or contact your broker or nominee to obtain a legal proxy or follow the instructions on the Notice or voting instruction card that you received.

Effect of Not Casting Your Vote

If you hold your shares in street name in a brokerage account, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal No. 1 in this Proxy Statement), and in the shareholder advisory vote on the compensation of the Company’s named executive officers (Proposal No. 2). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your broker was allowed to vote those shares on your behalf in the election of Directors as they felt appropriate. Regulatory changes removed the ability of your broker to vote your uninstructed shares in the election of Directors on a discretionary basis, and brokers do not have any discretionary ability to vote shares on the election of Directors or on the advisory vote with respect to the compensation of the Company’s named executive officers. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of Directors and on the advisory vote on the compensation of the Company’s named executive officers, no votes will be cast on your behalf on those matters. Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 3).

If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Meeting.

Q:	How can I attend the Meeting?

A:	You may attend the Meeting if you are listed as a shareholder of record as of the close of business on March 23, 2016 and bring proof of your identification. If you hold your shares through a broker or other nominee, you will need to provide proof of your share ownership by bringing either a copy of a brokerage statement showing your share ownership as of March 23, 2016, or a legal proxy if you wish to vote your shares in person at the Meeting. In addition to the items mentioned above, you should bring proof of your identification.

Q:	How can I vote my shares in person at the Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Meeting. Please bring proof of your identification to the meeting. Shares beneficially owned may be voted by you if you receive and present at the Meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Meeting, we recommend that you also vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Meeting or are otherwise unable to attend.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have Internet access, you may submit your proxy from any location by following the Internet voting instructions on the Notice you received or by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that for Hasbro shareholders, other than those shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan who are all being mailed a printed set of proxy materials, you will only be mailed a printed set of the proxy materials, including a printed proxy card or printed voting instruction card, if you request that such printed materials be sent to you. You may request a printed set of proxy materials by following the instructions in the Notice.

Please note that you cannot vote by marking up the Notice of Internet Availability of the Proxy Materials and mailing that Notice back. Any votes returned in that manner will not be counted.

Q:	How are votes counted?

A:	Each share of Common Stock entitles its holder to one vote on all matters to come before the Meeting, including the election of Directors. In the election of Directors, for each of the nominees you may vote “FOR” such nominee “AGAINST” such nominee, or you may “ABSTAIN” from voting with respect to such nominee. For proposals two and three, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST” the proposal on proposals 2 and 3.

If you properly sign and return your proxy card or complete your proxy via the Internet or telephone, your shares will be voted as you direct. If you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of the Board.

2	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

If you are a shareholder of record and do not either vote via the Internet, via telephone, return a signed proxy card or vote in person at the Meeting, your shares will not be voted.

If you are a beneficial shareholder and do not vote via the Internet, telephone, in person at the Meeting or by returning a signed voting instruction card, your shares may only be voted in situations where brokers have discretionary voting authority over the shares. Discretionary voting authority is only permitted on the proposal for the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for 2016.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your proxy instructions at any time prior to the vote at the Meeting. For shares held directly in your name, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to the Secretary of the Company or by attending the Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice or more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all Notices or proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting. We will publish final voting results in a Current Report on Form 8-K within a few days following the Meeting.

Q:	What is the quorum for the Meeting?

A:	Holders of record of the Common Stock at the close of business on March 23, 2016 are entitled to vote at the Meeting or any adjournments thereof. As of that date there were 124,917,116 shares of Common Stock outstanding and entitled to vote and a majority of the outstanding shares will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted as present at the Meeting for purposes of determining whether there is a quorum at the Meeting. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

Q:	What happens if I have previously consented to electronic delivery of the Proxy Statement and other annual meeting materials?

A:	If you have previously consented to electronic delivery of the annual meeting materials you will receive an email notice with instructions on how to access the Proxy Statement, notice of meeting and annual report on the Company’s website, and the proxy card for registered shareholders and voting instruction card for beneficial or “street name” shareholders, on the voting website. The notice will also inform you how to vote your proxy over the Internet. You will receive this email notice at approximately the same time paper copies of the Notice, or annual meeting materials are mailed to shareholders who have not consented to receive materials electronically. Your consent to receive the annual meeting materials electronically will remain in effect until you specify otherwise.

Q:	If I am a shareholder of record how do I consent to receive my annual meeting materials electronically?

A:	Shareholders of record who choose to vote their shares via the Internet will be asked to choose a current and future delivery preference prior to voting their shares. After entering the access information requested by the electronic voting site, click “Submit” and then respond as to whether you would like to receive current proxy material electronically or by mail. If you already have access to the materials, choose that option and click the “Next” button. On the following screen, choose whether you would like to receive future proxy materials by e-mail (and enter and verify your e-mail address), by mail or make no change or no preference and click “Next.” During the year, shareholders of record may sign up to receive their future annual meeting materials electronically over the Internet by going to the website www.computershare.com/investor. Shareholders of record with multiple Hasbro accounts will need to consent to electronic delivery for each account separately.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	3

ELECTION OF DIRECTORS (Proposal No. 1)

Twelve directors are to be elected at the Meeting. All of the directors elected at the Meeting will serve until the 2017 Annual Meeting of Shareholders (the “2017 Meeting”), and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Board has recommended as nominees for election as directors, to serve until the 2017 Meeting, the persons named below. All of the nominees are currently directors of the Company. The proxies cannot be voted for more than twelve directors at the Meeting.

Unless otherwise specified in your voting instructions, the shares voted pursuant thereto will be cast for the persons named below as nominees for election as directors. If, for any reason, any of the nominees named below should be unable to serve as a director, it is intended that such proxy will be voted for the election, in his or her place, of a substituted nominee who would be recommended by the Board. The Board, however, has no reason to believe that any nominee named below will be unable to serve as a director.

In considering candidates for election to the Board, the Board, the Nominating, Governance and Social Responsibility Committee of the Board, and the Company consider a number of factors, including employment and other experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to the Company’s business, business ethics and professional reputation, other Board service, business, financial and strategic judgment, and the desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. Each of the nominees for election to the Board at the meeting has served in senior positions at complex organizations and has demonstrated a successful track record of strategic, business and financial planning, execution and operating skills in these positions. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a large multinational company.

The following information set forth below as to each director nominee includes: (i) his or her age; (ii) all positions and offices with the Company; (iii) principal occupation or employment during the past five years; (iv) current directorships of publicly-held companies or investment companies; (v) other previous directorships of publicly-held companies or investment companies during the past five years; (vi) period of service as a director of the Company; and (vii) particular experience, qualifications, attributes or skills, which led the Company’s Board to conclude that the nominee should serve as a director of the Company. Except as otherwise indicated, each person has had the same principal occupation or employment during the past five years.

Nominees for Election as Directors

Basil L. Anderson

Age: 70

Basil L. Anderson served as Vice Chairman of Staples, Inc. (office supply company) from September 2001 until March 2006. Prior thereto, he was Executive Vice President — Finance and Chief Financial Officer of Campbell Soup Company (consumer products company) since 1996. Mr. Anderson also previously served as Chief Financial Officer of Scott Paper Company from 1993 to 1996. Mr. Anderson is a director of Becton, Dickinson and Company, Moody’s Corporation and Staples, Inc. Mr. Anderson has been a director of the Company since 2002.

The Board has nominated Mr. Anderson for election as a director because of his more than 30 years of business experience, including years of experience as an operating executive, a financial executive, a chief financial officer and as a board member of major multinational public companies. In the Board’s view Mr. Anderson possesses strategic planning, business, financial planning and operations expertise, including with respect to consumer products companies; corporate finance expertise; knowledge, expertise and perspective regarding financial reporting and accounting issues for complex multinational public companies; experience from service on four public company audit committees; experience from service on public company compensation, finance, and governance committees; expertise in corporate governance and board and committee best practices; and international business expertise.

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Alan R. Batkin

Age: 71

Alan R. Batkin is Chairman and Chief Executive Officer of Converse Associates, Inc. (a strategic advisory firm). From 2007 to 2012, he was the Vice Chairman of Eton Park Capital Management, L.P. (global, multi-disciplinary investment firm). Prior thereto, he was the Vice Chairman of Kissinger Associates, Inc. (strategic consulting firm) from 1990 until 2006. He is a director of Cantel Medical Corp., Pattern Energy Group, Inc. and Omnicom Group, Inc. Mr. Batkin served on the Board of Overseas Shipholding Group, Inc. from 1999 to 2012. Mr. Batkin has been a director of the Company since 1992.

The Board has nominated Mr. Batkin for election as a director because of his more than 40 years of business experience and financial expertise spanning his work in public accounting as a CPA, investment banking and international strategic consulting. Mr. Batkin has extensive experience advising multinational companies on global business and political issues, and he has served as a director for numerous public companies. The Board believes Mr. Batkin possesses expertise in corporate finance and asset management; expertise in strategic and financial planning and international business operations; knowledge, expertise and perspective regarding financial reporting and accounting matters for multinational public companies; experience from service on multiple public company boards and committees, including a number of public company audit committees; and expertise in corporate governance and board and committee best practices.

Kenneth A. Bronfin

Age: 56

Kenneth A. Bronfin is Senior Managing Director of Hearst Ventures (the strategic investment arm of diversified media company Hearst Corporation), serving in this role since 2013. Prior thereto, he was President of Hearst Interactive Media since 2002. Prior thereto, he was Deputy Group Head of Hearst Interactive Media since 1996. Mr. Bronfin has been a director of the Company since 2008.

The Board has nominated Mr. Bronfin for election as a director because of his extensive expertise and experience in operational and executive roles in the media and digital services sectors. Mr. Bronfin’s experience includes serving in a number of executive positions where he was in charge of leading interactive media and digital businesses and where he led new business ventures, strategic investments and acquisitions in the digital content and media sectors. Mr. Bronfin also has experience serving on a number of private and public company boards of directors. The Board believes Mr. Bronfin possesses knowledge, expertise and experience, including operations and business planning experience, in the media, digital products and digital services industries, including business experience in international media; advertising and marketing expertise, including in analyzing and anticipating consumer trends in media and digital technologies and businesses; as well as expertise in strategic planning and corporate finance.

Michael R. Burns

Age: 57

Michael R. Burns is the Vice Chairman and a member of the Board of directors of Lions Gate Entertainment Corp., serving in this role since 2000. From 1991 to 2000, he was the Managing Director and Head of the Los Angeles Investment Banking Office of Prudential Securities Inc. Mr. Burns has been a director of the Company since 2014.

The Board has nominated Mr. Burns for election as a director because of his extensive knowledge and experience in content development and brand building, including in the use of creative storytelling across platforms global entertainment franchises; in the entertainment industries, including operating and financial expertise in to build motion picture development, financing, marketing and monetization; expertise in strategic planning for, investing in and building content and entertainment-driven multi-platform businesses; experience in global media distribution; expertise in investment banking and corporate finance; and expertise in international business.

Sir Crispin H. Davis

Age: 66

Sir Crispin H. Davis served as the Chief Executive Officer of Reed Elsevier, PLC (a leading provider of scientific, legal and business publishing) from 1999 to 2009. From 1994 to 1999 he was the Chief Executive Officer of Aegis Group, PLC (media and digital marketing communications company). He is a director of Vodaphone Group, PLC and served on the Board of Glaxo Smith Kline, PLC from 2003 to 2013. Sir Davis has been a director of the Company since February 2016.

The Board appointed Sir Davis as a director in February 2016 and has nominated Sir Davis for re-election as a director because of his experience in transforming a print-based publishing company into a leading online information provider, international business expertise, proven leadership in driving the growth of large multinational corporations, expertise in brand building, organizational development and global marketing, background in media and digital marketing, and knowledge of corporate governance and board best practices.

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Lisa Gersh

Age: 57

Lisa Gersh is the Chief Executive Officer of Goop, Inc. (lifestyle publication curated by Gwyneth Paltrow) serving in her role since October 2014. Ms. Gersh served as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (integrated media and merchandising company) from 2012 to 2013. Prior thereto, she served as President and Chief Operating Officer of Martha Stewart Living Omnimedia, Inc. from 2011 to 2012. She served as President, Strategic Initiatives at NBC News, an operating subsidiary of NBC Universal (media company) from 2007 until January 2011. Ms. Gersh served as a director of Martha Stewart Living Omnimedia, Inc.

from 2011 to 2013. Ms. Gersh was the founder and President of Oxygen Media from 1998 until 2007. Ms. Gersh has been a director of the Company since 2010.

The Board has nominated Ms. Gersh for election as a director because of her extensive experience in the media, branded products and entertainment industries, including television, digital entertainment and publishing. These roles involved operating and executive positions with multiple leading media and brand-driven companies, including as Chief Executive Officer of Goop, Inc., President and Chief Executive Officer of Martha Stewart Living Omnimedia and her role in leading NBC Universal’s acquisition of the Weather Channel companies as the executive in charge of the investment. The Board believes Ms. Gersh possesses knowledge, expertise and perspectives, including business and strategic planning expertise, regarding media, brand-driven and entertainment industries, including the cable television and digital industries; marketing and branding expertise; and expertise in media trends and in building global brand-driven businesses.

Brian D. Goldner

Age: 52

Brian D. Goldner has served as the President and Chief Executive Officer of Hasbro, Inc. since 2008, and additionally has served as the Chairman of the Board since May 2015. Prior thereto, Mr. Goldner served as the Chief Operating Officer of Hasbro from 2006 to 2008 and as President, U.S. Toys Segment from 2003 to 2006. Prior to joining Hasbro in 2000, Mr. Goldner held a number of management positions in the family entertainment and advertising industries, including as Executive Vice President and Chief Operating Officer of Bandai America,

Worldwide Director in charge of the Los Angeles Office of J. Walter Thompson and as a Vice President and Account Director of Leo Burnett Advertising. Mr. Goldner serves on the Board of Molson Coors Brewing Company. Mr. Goldner has been a director of the Company since 2008.

The Board has nominated Mr. Goldner for election as a director because of the fundamental role he has played and continues to play in the transformation of Hasbro’s business globally and in successfully formulating and executing the Company’s strategy, including its expansion into new geographies and new categories, and its use of consumer insights, content creation and immersive storytelling to build global brands. Mr. Goldner has extensive experience and expertise in branded-products and entertainment industries and expertise in marketing, brand development, storytelling and brand building. Mr. Goldner is the chief architect of the Company’s brand blueprint and has led the Company’s transformation from a traditional toy and game manufacturer into a global organization dedicated to Creating the World’s Best Play Experiences. Since 2000, under Mr. Goldner’s leadership, the Company has conceptualized and implemented its brand blueprint, imagining and re-imagining core Hasbro brands globally, identifying Hasbro’s Franchise Brands and developing new ways to express Hasbro’s brands through entertainment, digital media and lifestyle licensing. Mr. Goldner has been a key driver behind the Company’s use of immersive brand-driven entertainment experiences, including motion pictures and television based on the Company’s brands, to develop brand recognition and build the Company’s business. The Board believes Mr. Goldner possesses knowledge, expertise and experience regarding strategic and operational planning and execution in global brand and content-driven entertainment industries, including in delivering immersive branded-play offerings and in using story-telling to build global consumer franchises; expertise in global branded-entertainment industry trends and challenges; expertise in the media and entertainment industries; and expertise in marketing, product and brand development and delivery in the entertainment and consumer products spaces.

Mr. Goldner also serves as an officer and/or director of a number of the Company’s subsidiaries at the request and convenience of the Company.

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Alan G. Hassenfeld

Age: 67

Alan G. Hassenfeld served as Chairman of the Board of Hasbro, Inc. from 1989 to 2008. Prior to May 2003, Mr. Hassenfeld served as Chairman of the Board and Chief Executive Officer of Hasbro since 1999. Prior thereto, he was Chairman of the Board, President and Chief Executive Officer of Hasbro since 1989. Mr. Hassenfeld serves on the Board of salesforce.com, inc. and served on the Board of Global Cornerstone Holdings Ltd. from 2011 until 2013. Mr. Hassenfeld is also co-chairman of the Governing Body of the International Council of Toy Industries CARE Process. Mr. Hassenfeld has been a director of the Company since 1978.

The Board has nominated Mr. Hassenfeld for election as a director because of his more than 40 years of experience in the toy, game and family entertainment industry, including his extensive service in senior leadership roles at Hasbro, culminating in his service as the Company’s Chairman of the Board and Chief Executive Officer. Throughout his career at Hasbro, Mr. Hassenfeld held a number of positions of increasing responsibility in marketing and sales for the Company’s domestic and international operations, including responsibilities overseeing global markets. He became Vice President of International Operations in 1972 and later served as Vice President of Marketing and Sales and then as Executive Vice President, prior to being named President of the Company in 1984 and President and Chief Executive Officer in 1989. The Board believes Mr. Hassenfeld possesses particular knowledge, expertise and experience regarding strategic and operational planning and execution in the toy, game and family entertainment industries; expertise in industry trends and challenges, global markets, and international business operations; expertise in issues of corporate social responsibility and sustainability; and experience and expertise in the competitive and financial positioning of the Company and its business.

Tracy A. Leinbach

Age: 56

Tracy A. Leinbach served as the Executive Vice President and Chief Financial Officer for Ryder System, Inc. (a global logistics and transportation and supply chain solutions provider) from 2003 until 2006. Prior thereto, Ms. Leinbach served as Executive Vice President, Fleet Management Solutions for Ryder since 2001. She is a director of Forward Air Corporation and Veritiv Corporation. Ms. Leinbach has been a director of the Company since 2008.

The Board has nominated Ms. Leinbach for election as a director because of her extensive business experience in global operations, strategic and financial planning, auditing and accounting. Ms. Leinbach held a number of positions involving increasing global operating and global financial management, responsibility and oversight, as well as global supply chain management, with Ryder, spanning a career with Ryder of over 21 years. During her career she lead the company’s largest business unit in the U.S., as well as units in Europe, Mexico and Canada. In addition to extensive operating experience, her time with Ryder included service as controller and chief financial officer at many of Ryder’s subsidiaries and divisions. Ms. Leinbach’s career with Ryder culminated in her service as Executive Vice President and Chief Financial Officer. Prior to her career with Ryder, Ms. Leinbach worked for Price Waterhouse in public accounting and was a CPA. The Board believes Ms. Leinbach possesses particular knowledge, expertise and experience in strategic planning, management, operations, logistics and risk management for a large multinational company; corporate finance; sales; and expertise in issues regarding financial reporting and accounting issues for large public companies. The Board has determined that Ms. Leinbach qualifies as an Audit Committee Financial Expert due to her prior experience, including as the Chief Financial Officer of a public company (Ryder System, Inc.).

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Edward M. Philip

Age: 50

Edward M. Philip has served as the Chief Operating Officer of Partners in Health (a non-profit healthcare organization) since January 2013. In addition, Mr. Philip is a Special Partner at Highland Consumer Fund (consumer-oriented private equity fund), serving in this role since 2013. He served as Managing General Partner at Highland Consumer Fund from 2006 to 2013. Prior thereto, Mr. Philip served as President and Chief Executive Officer of Decision Matrix Group, Inc. (research and consulting firm) from May 2004 to November 2005. Prior thereto, he was Senior Vice President of Terra Networks, S.A. (global Internet company) from October 2000 to

January 2004. In 1995, Mr. Philip joined Lycos, Inc. (an Internet service provider and search company) as one of its founding members. During his time with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, Mr. Philip spent time as Vice President of Finance for the Walt Disney Company, and prior thereto Mr. Philip spent a number of years in investment banking. He is a director of BRP Inc. Mr. Philip has been a director of the Company since 2002.

The Board has nominated Mr. Philip for election as a director because of his more than 20 years of business and management experience, including many years of experience as both an operating executive and chief financial officer of multinational corporations, and his experience in strategic, business and financial planning in consumer-based and technology-based industries and in overseeing management teams of such companies, as well as in managing teams responding to complex and critical international issues. The Board believes Mr. Philip possesses knowledge, expertise and perspectives regarding internet and technology based industries and the use of the internet and digital media for building businesses; expertise in strategic planning and execution in complex global organizations; expertise in consumer trends and in the family entertainment industry; corporate finance, financial reporting and accounting matters for large multinational public companies; as well as expertise in the operation and management of a multinational corporation.

Richard S. Stoddart

Age: 53

Richard S. Stoddart is the Chief Executive Officer of Leo Burnett Worldwide, serving in this role since February 2016. He serviced as Chief Executive Officer of Leo Burnett North America from 2013 to 2016. Mr. Stoddart served as President of Leo Burnett North America from 2005 to 2013. Mr. Stoddart has been a director of the Company since 2014.

The Board has nominated Mr. Stoddart for election as a director because of his extensive experience in the advertising, marketing and communications industries, including in television, digital, social media and in print, and in building global brands and businesses. As the Chief Executive Officer of one of the largest advertising agencies, Mr. Stoddart is recognized for his leadership in the development and integration of shopper, digital, social and mobile capabilities as part of a company’s overall marketing and brand strategy. The Board believes Mr. Stoddart possesses knowledge, expertise and experience regarding branding and brand building, marketing strategy and marketing communications across media platforms, including in traditional advertising, digital advertising and social media; expertise in media planning, launching branded content and products; and expertise in media trends and strategic planning for businesses building global content-driven brands.

Linda K. Zecher

Age: 62

Linda K. Zecher is the President and Chief Executive Officer, and a member of the Board of directors, of Houghton Mifflin Harcourt Company, serving in those roles since 2011. Prior thereto, she was Corporate Vice President, Worldwide Public Sector of Microsoft Corporation from 2003 to 2011. Ms. Zecher has been a director of the Company since 2014.

The Board has nominated Ms. Zecher for election as a director because of her extensive experience in leading the transformation of businesses in the fields of digital publishing, digital learning, and online sales and marketing, as well as her expertise and skill in driving technological innovation and in leading content development and distribution across channels and platforms. The Board believes Ms. Zecher possesses knowledge, expertise and experience in unified analog and digital content development and distribution, in strategic planning and execution for businesses focused on global cross-platform content development and delivery, and expertise in digital brand building, online business development and in driving technological innovation.

Vote Required.    Under the Company’s majority vote standard in order to be elected a director must receive a number of “For” votes that exceed the number of votes cast “Against” the election of the director. As such, an abstention is effectively a vote against a director. The Company’s majority vote standard and mandatory resignation policy are discussed in detail beginning on page 11 of this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TWELVE DIRECTOR NOMINEES NAMED ABOVE.

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GOVERNANCE OF THE COMPANY

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of our Board and our senior management team to the Company’s shareholders.

Highlights of our efforts in these areas include:
• Comprehensive shareholder outreach program;
• Board is composed of a significant majority of independent directors;
• Board includes a balance of experience, tenure and qualifications in areas important to our business;
• We have a Lead Independent Director with clearly defined responsibilities;
• Board is elected annually under a majority vote standard, with a plurality carve-out for contested elections;
• Policy limiting the number of boards on which our directors may serve;
• No shareholder rights plan;
• Longstanding commitment to Corporate Sustainability;
• Proxy Access Bylaw provision adopted in 2015;
• Strong Clawback Policy;
• Policy prohibiting the pledging or hedging of Company stock;
• Share ownership and retention policy for our Board members and executive officers; and
• Written Code of Conduct and Corporate Governance Principles.

Code of Conduct

Hasbro has a Code of Conduct which is applicable to all of the Company’s officers, other employees and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Conduct addresses such issues as conflicts of interest, protection of confidential Company information, financial integrity, compliance with laws, rules and regulations, insider trading and proper public disclosure. Compliance with the Code of Conduct is mandatory for all Company officers, other employees and directors. Any violation of the Code of Conduct can subject the person at issue to a range of sanctions, including dismissal.

The Code of Conduct is available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.” Although the Company generally does not intend to provide waivers of, or amendments to, the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Controller, or any other officers, directors or employees, information concerning any waiver of, or amendment to, the Code of Conduct for the Chief Executive Officer, Chief Financial Officer, Controller, or any other executive officer or director of the Company, will be promptly disclosed on the Company’s website in the location where the Code of Conduct is posted.

Corporate Governance Principles

Hasbro has adopted a set of Corporate Governance Principles which address qualifications for members of the Board of Directors, director responsibilities, director access to management and independent advisors, director compensation and many other matters related to the governance of the Company. The Corporate Governance Principles are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.”

Director Independence

Hasbro’s Board has adopted Standards for Director Independence (the “Independence Standards”) in accordance with The NASDAQ Stock Market’s corporate governance listing standards. The Independence Standards specify criteria used by the Board in making determinations with respect to the independence of its members and include strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent auditor. The Independence Standards are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.” A copy of the Independence Standards is also attached as Appendix A to this Proxy Statement.

The Independence Standards restrict commercial relationships between directors and the Company and include the consideration of other relationships with the Company, including charitable relationships, in making independence determinations. The Board has

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determined in accordance with our Independence Standards, that each of the following directors are independent and have no relationships which impact an independence determination under the Company’s Independence Standards: Basil L. Anderson, Alan R. Batkin, Kenneth A. Bronfin, Michael R. Burns, Sir Crispin H. Davis, Lisa Gersh, Alan G. Hassenfeld, Tracy A. Leinbach, Edward M. Philip, Richard S. Stoddart and Linda K. Zecher.

Alan G. Hassenfeld was formerly an employee and Chief Executive Officer of the Company. However, Mr. Hassenfeld’s officer and employee relationship with the Company ended in December of 2005. Although Mr. Hassenfeld has a greater than 5% shareholding in the Company, which is detailed in the stock ownership tables in this Proxy Statement, that interest is only a minority interest in the total share ownership of the Company. The Board does not believe that the former employment relationship or equity interest impact Mr. Hassenfeld’s independence.

The only member of the Company’s Board who was determined not to be independent was Brian D. Goldner, the Company’s current Chairman, President and Chief Executive Officer.

Lead Independent Director

At the Company’s 2015 Annual Meeting, the role of Presiding Non-Management Director was replaced with an expanded role of Lead Independent Director. This reflected Hasbro’s continued commitment to good governance and to providing a strong voice for its independent directors. Basil Anderson serves in the role of Lead Independent Director. Mr. Anderson has served on the Board since 2002 and currently also serves as Chairman of the Nominating, Governance and Social Responsibility Committee.

The Lead Independent Director’s primary responsibilities include:

•	reviewing and approving all information and materials to be sent to the Board;

•	reviewing and approving agendas and meeting schedules for all Board and Committee meetings, including to assure that there is sufficient time for discussion of all agenda items;

•	developing the agendas for, and moderating, executive sessions of the Board’s non-management and independent directors;

•	advising management on the quality, quantity and timeliness of information provided to the Board;

•	presiding at all meetings of the Board at which the Chairman and Chief Executive Officer is not present, including all executive sessions of the non-management and independent directors;

•	providing feedback to the Chairman and Chief Executive Officer regarding the matters discussed at such meetings and sessions, as appropriate;

•	having the authority to call meetings of the non-management and independent directors whenever the Lead Independent Director deems it appropriate or necessary;

•	serving as the principal liaison between the non-management and independent directors and the Chairman and Chief Executive Officer and management;

•	serving as the liaison between the non-management and independent directors and other constituents of the Company, such as shareholders, and meeting and consulting with major shareholders as part of the Company’s shareholder outreach programs and when otherwise requested by such shareholders;

•	serving as a conduit for third parties to contact the non-management and independent Directors as a group;

•	regularly consulting with the Chairman and Chief Executive Officer and other members of the Board on matters related to corporate governance and Board performance;

•	facilitating the retention of outside advisors for the independent directors and the Board as needed; and

•	performing such other duties as the Board may from time to time delegate or request.

Board Leadership Structure

The Chairman of the Company’s Board is elected by the Board on an annual basis. Currently, Mr. Goldner serves as Chairman of the Board, as well as President and Chief Executive Officer. Mr. Goldner’s appointment as Chairman in May of 2015 reflected the integral role he has played and continues to play in the transformation of Hasbro’s business globally and in successfully formulating and executing the Company’s strategy, including its expansion into new geographies and new categories, both before and following his appointment as Chief Executive Officer in 2008. The Board believes that combining these roles at this time is best for the Company and its shareholders as it will facilitate the functioning of the Board with senior management in strategic planning for the Company and in determining the Company’s key business opportunities and objectives, and setting plans for achieving those objectives. Hasbro believes the combination of these roles with a proven leader positions the Company well for future success.

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The Chairman of the Board provides leadership to the Board by, among other things, working with the Lead Independent Director and the Corporate Secretary to set Board calendars, determine agendas for Board meetings, ensure proper flow of information to Board members, facilitate effective operation of the Board and its Committees, help promote Board succession planning and the recruitment and orientation of new directors, oversee director performance, assist in consideration and Board adoption of the Company’s strategic plan and annual operating plans, and help promote senior management succession planning.

The Lead Independent Director, whose responsibilities are described in detail above, works with the Chairman in ensuring the proper operation of the Board, and serves as the principal liaison between the non-management, independent directors and the Chairman and other constituents of the Company, such as shareholders.

Majority Vote Standard

The Company has a majority vote standard for the election of directors in uncontested director elections (with a plurality vote standard applying to contested director elections), coupled with a director resignation policy for those directors who do not receive a majority vote.

In an election of directors which is not a contested election (as defined below), when a quorum is present, each nominee to be elected by shareholders shall be elected if the votes cast “for” such nominee exceed the votes cast “against” such nominee. In cases where as of the tenth (10th) day preceding the date on which the Company first mails its notice of meeting, for the meeting at which directors are being elected, the number of nominees for director exceeds the number of directors to be elected (referred to as a “contested election”), when a quorum is present, each nominee to be elected by shareholders shall be elected by a plurality of the votes cast.

In order for an incumbent director to become a nominee for re-election to the Board, such person must submit an irrevocable resignation, contingent on both that person not receiving a “for” vote that exceeds the “against” vote cast in an election that is not a contested election and acceptance of that resignation by the Board in accordance with the policies and procedures of the Board adopted for such purpose. In the event an incumbent director fails to receive a “for” vote that exceeds the “against” vote in an election that is not a contested election, the Company’s Nominating, Governance and Social Responsibility Committee shall make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director.

The Board shall act on the resignation, taking into account the recommendation of the Nominating, Governance and Social Responsibility Committee, and publicly disclose (by filing an appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale for that decision, within sixty (60) days following the final certification of the vote at which the election was held. The Nominating, Governance and Social Responsibility Committee in making its recommendation, and the Board in making its decision, may each consider all factors and information that they consider relevant and appropriate. Both the Nominating, Governance and Social Responsibility Committee, in making their recommendation, and the Board in making its decision, with respect to any given nominee who has not received the requisite vote in an election that is not a contested election, will act without the participation of the nominee in question.

Overboarding Policy

The Company has a policy providing that our board members may not serve on the boards of directors of more than a total of four public companies (including the Company’s Board) and/or registered investment fund families. If the director is also a sitting Chief Executive Officer of a public company, the director may not serve on more than one other public company board or registered investment fund family board, in addition to the Company’s board.

Proxy Access

In response to the affirmative vote of a majority of our shareholders on a proxy access shareholder proposal at our 2015 Annual Meeting, and other feedback received from our shareholders, including as part of our ongoing shareholder outreach, in October 2015 the Board amended the Company’s Amended and Restated By-Laws to implement a “proxy access” procedure. The By-Law amendment allows a shareholder or a group of up to 20 shareholders, who has maintained continuous ownership of at least 3% of the voting power of the Company’s outstanding voting stock for at least 3 years, to include nominees for election to the Board of Directors in the Company’s proxy statement. Subject to compliance with the requirements of the proxy access By-Law provisions, the shareholder or group of shareholders may include director nominees for up to the greater of (i) 20% of the Board, rounded down to the nearest whole number, or (ii) 2 nominees. Details concerning the Proxy Access procedure are set forth in this proxy statement beginning on page 16.

Share Retention Requirements

The Company has historically had share ownership guidelines which apply to all officers and employees at or above the Senior Vice President level and establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances. To further align executives’ interests with the long-term interests of shareholders, effective

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March 1, 2014, the Company adopted amendments to the share ownership policy, which include a requirement to retain a portion of any net shares realized from stock vesting or option exercises during the five-year period an executive has to achieve their stock ownership requirement until the executive’s ownership requirement level is satisfied. Until the applicable ownership level is achieved, the executive is required to retain an amount equal to at least 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the executive following such executive becoming subject to the policy. Once the required stock ownership level is achieved, the executive is required to maintain the stock ownership level for as long as the executive is employed by the Company and is subject to the policy.

Equity Awards Granted in 2013 and Beyond Subject to Double Trigger Following a Change in Control

At the Company’s 2013 Annual Shareholder Meeting, shareholders approved amendments to the Company’s Restated 2003 Stock Incentive Performance Plan, as amended. This approval by our shareholders provided that all awards granted in 2013 and thereafter, including the equity awards granted to Mr. Goldner pursuant to his Amended and Restated Employment Agreement, will be subject to a double trigger change in control provision. This means that rather than vesting automatically upon a change in control, such awards will only vest following a change in control if the award recipient’s employment with the Company is terminated under specified circumstances.

Clawback Policy

In 2012 the Company’s Board adopted a Clawback Policy. All equity and non-equity incentive plan compensation granted by the Company in 2013 and thereafter will be subject to this Clawback Policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements.

Adoption of a Policy Prohibiting the Pledging or Hedging of Company Stock

In 2012 the Board adopted a policy prohibiting any pledges or hedges of Company stock by directors, officers or other employees on a prospective basis. The Board believes this policy furthers the interest of shareholders by ensuring that directors, officers and employees have the same economic incentives as shareholders and that equity held by directors, officers and employees will not be sold in situations beyond the control of the director, officer or employee.

No Tax Gross-Ups

We do not have any existing tax gross-up arrangements with any of our directors, officers or other employees and we have made a commitment to not enter into such arrangements in the future.

Corporate Social Responsibility

Corporate social responsibility (CSR) unites Hasbro’s desire to play a part in building a safe and sustainable world for future generations and to positively impact the lives of millions of children and families every year. The Company focuses its CSR initiatives on three key areas: product safety, ethical sourcing and environmental sustainability. Another important element of the Company’s CSR efforts is its tradition of supporting children worldwide through a variety of philanthropic programs. Hasbro recently received several prestigious recognitions in this area, including being named by Ethisphere as a 2016 World’s Most Ethical Company. This was our fifth consecutive year to receive that award. We are also ranked as one of the Most Community Minded Companies on Bloomberg News’ “The Civic 50” and well as the 100 Best Corporate Citizens #2/100 and #1 in Consumer Discretionary Companies.

Board Meetings and Director Attendance at the Annual Meeting

During 2015, the Board held eight meetings. All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2015 and (ii) the meetings of any committees held during their tenure as members of such committees during 2015. Although the Company does not have a formal policy requiring attendance of directors at the annual meeting of shareholders, the expectation of the Company and the Board is that all directors will attend the annual meeting of shareholders unless conflicts prevent them from attending. All members of the Board who were members as of the 2015 Annual Meeting of Shareholders attended the 2015 Annual Meeting of Shareholders.

Board Committees

Audit Committee.    The Audit Committee of the Board, which currently consists of Tracy A. Leinbach (Chair), Alan R. Batkin, Michael R. Burns, Richard S. Stoddart and Linda K. Zecher, held eleven meetings in 2015. The Audit Committee is responsible for the appointment,

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compensation and oversight of the Company’s independent auditor and assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, the financial reports provided by the Company, the Company’s systems of internal accounting and financial controls, and the quarterly review and annual independent audit of the Company’s financial statements. The current Audit Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.”

The Board has determined that each member of the Audit Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. The Board has determined that Tracy A. Leinbach qualifies as an Audit Committee Financial Expert, as such term is defined in the rules and regulations promulgated by the United States Securities and Exchange Commission.

The Board does not have a policy setting rigid limits on the number of audit committees on which a member of the Company’s Audit Committee can serve. Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on the Company’s Audit Committee.

Compensation Committee.    The Compensation Committee of the Board, which currently consists of Edward M. Philip (Chair), Basil L. Anderson, Kenneth A. Bronfin, Crispin H. Davis, Lisa Gersh and Linda K. Zecher, held five meetings in 2015. The Compensation Committee is responsible for establishing and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, is authorized to make grants and awards under the Company’s employee stock equity plan and shares responsibility for evaluation of the Company’s Chief Executive Officer with the Nominating, Governance and Social Responsibility Committee.

The current Compensation Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Compensation Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. For a further description and discussion concerning the Compensation Committee, including its composition and its processes and procedures for determining the compensation of the Company’s executive officers, please see the Compensation Committee Report on page 21 of this Proxy Statement, and the Compensation Discussion and Analysis which begins immediately thereafter.

As is discussed in more detail on page 39 of this Proxy Statement, in reviewing the proposed fiscal 2015 compensation and retention program for the Company’s executive officers at the beginning of 2015, the Compensation Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”) who served as an outside compensation consultant for the Compensation Committee. For its work with respect to advising on the 2015 compensation program, CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the Company’s 2015 executive compensation programs and provided additional information as to whether the Company’s proposed 2015 executive compensation programs were competitive, fair to the Company and the executives, reflected appropriate pay for performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. CAP did not perform any other work for the Company in 2015 and in order to maintain CAP’s independence the Committee has established a policy that CAP will not provide any services directly to the Company and will only provide services directly to the Committee. CAP does not have any relationship with the Company which the Committee believes in any way adversely impacts CAP’s independence. The Committee’s review of CAP’s independence is discussed in more detail on page 39 of this Proxy Statement.

In addition to the work performed by CAP directly for the Committee with respect to the 2015 compensation program, Willis Towers Watson (“Towers Watson”) was retained by the Company’s Human Resources and Compensation Departments to perform analysis on the Company’s current and proposed compensation and benefit programs, including preparation of proxy tables and executive tally sheets for management, consulting and benefits administration services for the Company, including services for the Company’s health and group benefits programs and retirement plans, work in connection with the Company’s online total reward statements for employees and work providing compensation surveys and other compensation and benefits information.

Additionally, the Company’s Human Resources and Compensation Departments retained Mercer LLC to perform consulting services relating to the Company’s retirement investments and to provide compensation surveys and other compensation and benefits information.

Executive Committee.    The Executive Committee of the Board, which currently consists of Alan G. Hassenfeld (Chair), Basil L. Anderson, Kenneth A. Bronfin, Brian D. Goldner, Tracy A. Leinbach and Edward M. Philip , did not meet in 2015. The Executive Committee acts on such matters as are specifically assigned to it from time to time by the Board and is vested with all of the powers that are held by the Board, except that by law the Executive Committee may not exercise any power of the Board relating to the adoption of amendments to the Company’s Articles of Incorporation or By-laws, adoption of a plan of merger or consolidation, the sale, lease or exchange of all or substantially all the property or assets of the Company or the voluntary dissolution of the Company. The current Executive Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.”

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Finance Committee.    The Finance Committee of the Board, which currently consists of Kenneth A. Bronfin (Chair), Michael R. Burns, Alan G. Hassenfeld and Richard S. Stoddart, met four times in 2015. The Finance Committee assists the Board in overseeing the Company’s annual and long-term financial plans, capital structure, use of funds, investments, financial and risk management and proposed significant transactions. The current Finance Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Finance Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

Nominating, Governance and Social Responsibility Committee.    The Nominating, Governance and Social Responsibility Committee of the Board (the “Nominating Committee”), which currently consists of Basil L. Anderson (Chair), Alan R. Batkin, Crispin H. Davis, Lisa Gersh, Tracy A. Leinbach and Edward M. Philip, met five times in 2015. The Nominating Committee identifies and evaluates individuals qualified to become Board members and makes recommendations to the full Board for possible additions to the Board and on the director nominees for election at the Company’s annual meeting. The Nominating Committee also oversees and makes recommendations regarding the governance of the Board and the committees thereof, including the Company’s governance principles, Board and Board committee evaluations and the Chair of the Nominating Committee shares with the Compensation Committee responsibility for evaluation of the Chief Executive Officer.

In addition, the Nominating Committee periodically reviews, and makes recommendations to the full Board with respect to, the compensation paid to non-employee directors for their service on the Company’s Board, including the structure and elements of non-employee director compensation. In structuring the Company’s director compensation, the Nominating Committee seeks to attract and retain talented directors who will contribute significantly to the Company, fairly compensate directors for their work on behalf of the Company and align the interests of directors with those of stockholders. As part of its review of director compensation, the Nominating Committee reviews external director compensation market studies to assure that director compensation is set at reasonable levels which are commensurate with those prevailing at other similar companies and that the structure of the Company’s non-employee director compensation programs is effective in attracting and retaining highly qualified directors. In 2006, the Company adopted director stock ownership guidelines which require that a director may not sell any shares of the Company’s Common Stock, including shares acquired as part of the yearly equity grant, until the director holds shares of common stock with a value equal to at least five times the current non-employee directors’ annual retainer (currently requiring holdings with a value of $475,000). Please see the Compensation of Directors section beginning on page 58 of this Proxy Statement for a full discussion of the Company’s compensation of its directors.

Further, the Nominating Committee oversees the Company’s codes of business conduct and ethics, and analyzes significant issues of corporate social responsibility and related corporate conduct, including product safety, environmental sustainability and climate change, human rights and ethical sourcing, responsible marketing, transparency, public policy matters, community relations and charitable contributions. The current Nominating, Governance and Social Responsibility Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Nominating Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

In making its nominations for election to the Board the Nominating Committee seeks candidates who meet the current challenges and needs of the Board. As part of this process the Committee considers a number of factors, including, among others, a candidate’s employment and other professional experience, past expertise and involvement in areas which are relevant to the Company’s business, business ethics and professional reputation, independence, other board experience, and the Company’s desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. The Company does not have a formal policy for considering diversity in identifying and recommending nominees for election to the Board, but the Nominating Committee considers diversity of viewpoint, experience, education, skill, background and other qualities in its overall consideration of nominees qualified for election to the Board. The Nominating Committee will consider and evaluate nominees recommended by shareholders for election to the Board on the same basis as candidates from other sources if such nominations are made in accordance with the process set forth in the following pages under “Shareholder Proposals and Director Nominations.” The Nominating Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors, recommendations by shareholders and input from third-party executive search firms. As part of the Company’s robust board succession planning process and efforts to continually maintain the high functioning of the board, Sir Crispin Davis was appointed to the Board in February 2016.

As of December 6, 2015 (the date that is 120 calendar days before the first anniversary of the release date of the proxy statement for the Company’s last Annual Meeting of Shareholders) the Nominating Committee had not received a recommended nominee for election to the Board in 2015 from an individual shareholder, or group of shareholders, who beneficially owned more than 5% of the Company’s Common Stock.

Role of the Board in Risk Oversight

The Board of Directors is actively involved in risk oversight for the Company. Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, the efforts of the various committees of the Board are instrumental in this process. Each committee, generally through its Chair, then regularly reports back to the full Board on the conduct of the committee’s functions. The Board, as well as the individual Board committees, also regularly speaks directly with key officers and employees of the

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Company involved in risk assessment and risk management. Set forth below is a description of the role of the various Board committees, and the full Board, in risk oversight for the Company.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors and the independent auditors the Company’s significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’s compliance with legal and regulatory requirements.

The Finance Committee of the Board reviews and discusses with management the Company’s financial risk management activities and strategies, including with respect to foreign currency, credit risk, interest rate exposure, and the use of hedging and other techniques to manage these risks. As part of its review of the operating budget and strategic plan the Finance Committee also reviews major business risks to the Company and the Company’s efforts to manage those risks.

The Compensation Committee oversees the compensation programs for the Company’s executive officers. As part of that process the Compensation Committee ensures that the performance goals and metrics being used in the Company’s compensation plans and arrangements align the interests of executives with those of the Company and its shareholders and maximize executive and Company performance, while not creating incentives on the part of executives to take excessive or inappropriate risks.

The Nominating, Governance and Social Responsibility Committee has oversight over the Company’s governance policies and structures, management and director succession planning, corporate social responsibility, and issues related to health, safety and the environment, as well as risks and efforts to manage risks to the Company in those areas.

The full Board then regularly reviews the efforts of each of its committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks.

Director Retirement Age

The Board has established a target retirement age of 72. Normally, a Director who has reached this age will serve out his or her current term and not stand for re-election at the end of that term. However, the Board recognizes that from time to time there may be unusual circumstances where exceptions need to be made to this general rule to retain needed continuity and expertise, or for other business reasons.

Additional Availability of Corporate Governance Materials

In addition to being accessible on the Company’s website, copies of the Company’s Code of Conduct, Corporate Governance Principles and the charters of the five committees of the Board of Directors are all available free of charge to any shareholder upon request to the Company’s Chief Legal Officer and Corporate Secretary, c/o Hasbro, Inc., 1011 Newport Avenue, P.O. Box 1059, Pawtucket, Rhode Island 02861.

Shareholder Proposals and Director Nominations

General Shareholder Proposals

To Be Considered at the Annual Meeting and Considered for Inclusion in the Proxy Materials.    Any proposal which a shareholder of the Company wishes to have considered for inclusion in the proxy statement and proxy relating to the Company’s 2017 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company’s executive offices no later than December 5, 2016 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to the 2016 Annual Meeting of Shareholders). The address of the Company’s executive offices is 1011 Newport Avenue, Pawtucket, Rhode Island 02861. Such proposals must also comply with the other requirements of the rules of the United States Securities and Exchange Commission relating to shareholder proposals.

To Be Considered at the Annual Meeting But Not Included in the Proxy Materials.    With the exception of the submission of director nominations for consideration by the Nominating Committee, which must be submitted to the Company in the manner described below, any new business proposed by any shareholder to be taken up at the 2017 Annual Meeting, but not included in the proxy statement or proxy relating to that meeting, must be stated in writing and filed with the Secretary of the Company no later than 150 days prior to the date of the 2017 Annual Meeting. Except for shareholder proposals made pursuant to the preceding paragraph, the Company will retain discretion to vote proxies at the 2017 Annual Meeting with respect to proposals received prior to the date that is 150 days before the date of such meeting, provided (i) the Company includes in its 2017 Annual Meeting proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement.

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Director Nominations

Director Nominations to be made at the Annual Meeting But Not Included in the Proxy Materials.    The Company’s By-laws provide that shareholders may themselves nominate directors for consideration at an annual meeting provided they give written notice to the Secretary of the Company. Such notice must be received at the principal executive office of the Company not less than 60 days nor more than 90 days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders and provide specified information regarding the proposed nominee and each shareholder proposing such nomination. Nominations made by shareholders in this manner are eligible to be presented by the shareholder to the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company and will not have been included in the Company’s proxy materials.

Director Nominations to be Considered by the Company’s Nominating Committee.    To be considered by the Nominating Committee, director nominations must be submitted to the Chief Legal Officer and Corporate Secretary of the Company at the Company’s executive offices, 1011 Newport Avenue, Pawtucket, Rhode Island 02861 not less than ninety (90) nor more than one hundred and twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. As such, director nominations to be considered for the Company’s 2017 Annual Meeting of Shareholders must be submitted no later than February 18, 2017. The Nominating Committee is only required to consider recommendations made by shareholders, or groups of shareholders, that have beneficially owned at least 1% of the Company’s Common Stock for at least one year prior to the date the shareholder(s) submit such candidate to the Nominating Committee and who undertake to continue to hold at least 1% of the Company’s Common Stock through the date of the next annual meeting. In addition, a nominating shareholder(s) may only submit one candidate to the Nominating Committee for consideration.

Submissions to the Nominating Committee should include (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (v) confirmation that the candidate is independent under the Company’s Independence Standards and the rules of The NASDAQ Stock Market, or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent; and (b) as to the shareholder(s) giving the notice (i) the name and record address of such shareholder(s) and each participant in any group of which such shareholder is a member, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder(s) and each participant in any group of which such shareholder is a member, (iii) if the nominating shareholder is not a record holder of the shares of capital stock of the Company, evidence of ownership as provided in Rule 14a-8(b)(2) under the Exchange Act, (iv) a description of all arrangements or understandings between such shareholder(s) and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder(s), and (v) any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Nominating Committee may require that any proposed nominee for election to the Board furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The written notice from the nominating shareholder specifying a candidate to be considered as a nominee for election as a director must be accompanied by a written consent of each proposed nominee for director. In this written consent the nominee must consent to (i) being named as a nominee for director, (ii) serve as a director and represent all shareholders of the Company in accordance with applicable laws and the Company’s Articles of Incorporation, By-laws and other policies if such nominee is elected, (iii) comply with all rules, policies or requirements generally applicable to non-employee directors of the Company, and (iv) complete and sign customary information requests upon the request of the Company.

Proxy Access Procedure for Director Nominees.    Set forth below is a summary of the Company’s proxy access procedure which was adopted in 2015 and which is contained in Section 2.10(d) of the Company’s Amended and Restated By-laws. Shareholders are referred to the By-laws for the full details related to this procedure. Pursuant to the proxy access procedure, the Company shall include in its proxy statement (including its form of proxy) for any annual meeting of shareholders the name of any shareholder nominee for election to the Board of Directors submitted pursuant to Section 2.10(d) of the By-laws (each a “Shareholder Nominee”) provided (i) timely written notice of such Shareholder Nominee satisfying the requirements of Section 2.10(d) is delivered to the Secretary of the Company by or on behalf of a shareholder or shareholders that, at the time the notice is delivered, satisfy the ownership and other requirements of Section 2.10(d) (such shareholder or shareholders, and any person on whose behalf they are acting, the “Eligible Shareholder”), (ii) the Eligible Shareholder expressly elects in writing at the time of providing the notice required by Section 2.10(d) to have its nominee included in the Corporation’s proxy statement, and (iii) the Eligible Shareholder and the Shareholder Nominee otherwise satisfy the requirements of Section 2.10 of the By-laws.

To be timely, an Eligible Shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders; provided that if the date of the annual meeting is

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advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of (x) the ninetieth (90th) day prior to the date of such annual meeting or (y) the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

In addition to including the name of the Shareholder Nominee in the Company’s proxy statement for the annual meeting, the Company also shall include (i) the information concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the Company’s proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) if the Eligible Shareholder so elects, a Statement (defined below) (collectively, the “Required Information”). Nothing in Section 2.10(d) shall limit the Company’s ability to solicit against and include in its proxy statement its own statements relating to any Shareholder Nominee.

The number of Shareholder Nominees (including Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in the Company’s proxy statement pursuant to Section 2.10(d) but either are subsequently withdrawn or that the Board of Directors decides to nominate (each a “Board Nominee”)) appearing in the Company’s proxy statement with respect to a meeting of shareholders shall not exceed the greater of (i) two (2) or (ii) 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to Section 2.10(d) (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (the “Permitted Number”).

In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to Section 2.10(d) exceeds the Permitted Number, each Eligible Shareholder shall select one Shareholder Nominee for inclusion in the Company’s proxy statement until the Permitted Number is reached, going in the order of the amount (largest to smallest) of shares of the Company’s capital stock each Eligible Shareholder disclosed as owned in the original written notice of the nomination submitted to the Company. If the Permitted Number is not reached after each Eligible Shareholder has selected one Shareholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

An Eligible Shareholder must have owned (as defined below) continuously for at least three (3) years a number of shares that represents 3% or more of the total voting power of the Company’s outstanding shares of capital stock entitled to vote on the election of directors (the “Required Shares”) as of both the date the written notice of the nomination is delivered to or mailed and received by the Company in accordance with Section 2.10(d) and the record date for determining shareholders entitled to vote at the meeting, and must continue to own the Required Shares through the meeting date. For purposes of satisfying the ownership requirement under Section 2.10(d), the shares of the Company’s capital stock owned by one or more shareholders, or by the person or persons who own shares of the Company’s capital stock and on whose behalf any shareholder is acting, may be aggregated, provided that the number of shareholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed twenty (20). The following shall be treated as one Eligible Shareholder if such Eligible Shareholder shall provide, together with the notice delivered to the Company pursuant to this Section, documentation reasonably satisfactory to the Board of Directors or its designee that demonstrates compliance with the following criteria: (1) funds under common management and investment control; (2) funds under common management and funded primarily by the same employer; or (3) a “family of investment companies” or a “group of investment companies” (each as defined in the Investment Company Act of 1940 and the rules, regulations and forms adopted thereunder, all as amended). With respect to any one particular annual meeting, no person may be a member of more than one group of persons constituting an Eligible Shareholder under Section 2.10 (d).

A person shall be deemed to “own” only those outstanding shares of the Company’s capital stock as to which the person possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such person or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Company’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (A) reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares, and/or (B) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate.

A person shall “own” shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which (i) the person has loaned such shares, provided that the person has the power to recall such loaned shares on five (5) business days’ notice or (ii) the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person.

The Eligible Shareholder must provide with its timely notice of nomination the following information in writing to the Secretary of the Company: (i) one or more written statements from the record holder of the shares (and from each intermediary through which the

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shares are or have been held during the requisite three (3) year holding period) verifying that, as of a date within seven (7) calendar days prior to the date the written notice of the nomination is delivered to or mailed and received by the Company, the Eligible Shareholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Shareholder’s agreement to provide, (A) within five (5) business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date, and (B) immediate notice if the Eligible Shareholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of shareholders; (ii) documentation satisfactory to the Company demonstrating that a group of funds treated as one shareholder meet the applicable requirements; (iii) a representation that the Eligible Shareholder (including each member of any group of shareholders that together is an Eligible Shareholder hereunder): (A) intends to continue to own the Required Shares through the date of the annual meeting; (B) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Company, and does not presently have such intent; (C) has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Shareholder Nominee being nominated pursuant to Section 2.10(d); (D) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Shareholder Nominee or a Board Nominee; (E) will not distribute to any shareholder any form of proxy for the meeting other than the form distributed by the Company; and (F) will provide facts, statements and other information in all communications with the Company and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (iv) the written consent of each Shareholder Nominee to be named in the proxy statement as a nominee and to serve as a director if elected; (v) a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act; (vi) in the case of a nomination by a group of persons that together is an Eligible Shareholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating shareholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and (vii) an undertaking from the Eligible Shareholder as to the matters set forth in Section 2.10(d) of the By-laws.

The Eligible Shareholder may include with its timely notice of a nomination, a written statement for inclusion in the Company’s proxy statement for the meeting, not to exceed 500 words, in support of the Shareholder Nominee’s candidacy (the “Statement”). Notwithstanding anything to the contrary, the Company may omit from its proxy statement any information or Statement that it believes would violate any applicable law, rule, regulation or listing standard. At the request of the Company, each Shareholder Nominee must provide the Company with an agreement as to the matters specified in Section 2.10(d) of the By-laws.

The Company shall not be required to include a Shareholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Shareholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Company): (i) if the Eligible Shareholder has nominated for election to the Board of Directors at the annual meeting any person (other than the Shareholder Nominee) and does not expressly elect at the time of providing the notice to have its nominee included in the Company’s proxy statement; (ii) if the Eligible Shareholder has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Shareholder Nominee or a Board Nominee; (iii) who is not independent under the applicable listing standards, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Company’s directors, as determined by the Board of Directors; (iv) whose election as a member of the Board of Directors would cause the Company to be in violation of the By-Laws, the Articles of Incorporation, the listing standards of the principal exchange upon which the Company’s capital stock is traded, or any applicable state or federal law, rule or regulation; (v) if the Shareholder Nominee is or becomes a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with his or her nomination, service or action as a director of the Company, or any agreement, arrangement or understanding with any person or entity as to how the Shareholder Nominee would vote or act on any issue or question as a director, in each case that has not been disclosed to the Company; (vi) who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended; (vii) whose then-current or within the preceding ten (10) years’ business or personal interests place such Shareholder Nominee in a conflict of interest with the Company or any of its subsidiaries that would cause such Shareholder Nominee to violate any fiduciary duties of directors established pursuant to Rhode Island law, including but not limited to the duty of loyalty and duty of care, as determined by the Board of Directors; (viii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years; (ix) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended; or (x) if such Shareholder Nominee or the applicable Eligible Shareholder shall have provided information to the Company in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors.

Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall declare a nomination by an Eligible Shareholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Company, if (i) the Shareholder Nominee and/or the applicable Eligible Shareholder shall have breached its or their agreements, representations, undertakings and/or obligations pursuant Section 2.10(d), as determined by the Board

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of Directors or the person presiding at the meeting or (ii) the Eligible Shareholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to Section 2.10(d).

Any Shareholder Nominee who is included in the Company’s proxy statement for a particular meeting of shareholders but either (i) withdraws from or becomes ineligible or unavailable for election at the meeting or (ii) does not receive a number of votes cast in favor of his or her election at least equal to 25% of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the Shareholder Nominee’s election, shall be ineligible to be included in the Company’s proxy statement as a Shareholder Nominee pursuant to Section 2.10(d) for the next two (2) annual meetings of shareholders following the meeting for which the Shareholder Nominee has been nominated for election.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company has a policy that any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the United States Securities and Exchange Commission, with respect to a director or nominee for election as a director, must be reviewed and approved or ratified by the Company’s full Board, excluding any director interested in such transaction. All other related person transactions which would require disclosure under Item 404(a), including, without limitation, those involving executive officers of the Company, must be reviewed and approved or ratified by either the Company’s full Board or a committee of the Board which has been delegated with such duty. Any such related person transactions will only be approved or ratified if the Board, or the applicable committee of the Board, determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest which would be detrimental to the Company. This policy is contained in Section 20, entitled “Code of Conduct; Conflicts of Interest” of the Company’s Corporate Governance Principles.

In 2015 the Company entered into a Rights Agreement with NGC Films, Inc. (“NGC”), an affiliate of Lions Gate Entertainment Corp., pursuant to which NGC Films has the option to acquire rights to produce and release a motion picture based upon the Company’s MONOPOLY property. Pursuant to that agreement NGC Films paid a $250,000 option fee to the Company in 2015. If NGC ultimately exercises its option it will pay the Company an agreed upfront rights fee for the motion picture rights and a producer fee, as well as future contingent compensation based upon the receipts from the motion picture. The Company will pay NGC a royalty on sales of picture-based merchandise sold by the Company. The terms of the Rights Agreement were reviewed with and approved by the Company’s Board of Directors prior to this transaction being entered to ensure they were commercially reasonable and appropriate. The Rights Agreement was negotiated at arms-length between the Company and NGC and the Company believes that the terms of its agreement with NGC are commercially reasonable and appropriate. Mr. Burns, a member of the Company’s Board of Directors, is the Vice Chairman of Lions Gate Entertainment Corp.

The Company is also entering an agreement with Lions Gate Films Inc. (“Lions Gate Films”) pursuant to which Lions Gate Films will distribute a motion picture being developed by the Company based upon the Company’s MY LITTLE PONY property. Lions Gate Films will receive a specified distribution fee for distributing the motion picture. This Agreement is also being negotiated at arms-length between the Company and Lions Gate Films and the terms have been reviewed with and approved by the Company’s Board of Directors. The Company believes the terms are commercially reasonable and appropriate.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Compensation Committee” or the “Committee”) of the Company’s Board of Directors (the “Board”) is responsible for establishing and overseeing the compensation programs for the Company’s executive officers, including all of the Company’s Named Executive Officers appearing in the compensation tables following this report, and is authorized to make grants and awards under the Company’s equity compensation plans. The Committee operates under a written charter, which has been established by the Company’s Board and which is reviewed and evaluated by both the Committee and the Board on an annual basis. The Compensation Committee charter is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.”

The Committee is composed solely of persons who are both “Non-Employee Directors,” as defined in Rule 16b-3 of the rules and regulations of the United States Securities and Exchange Commission, and “outside directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has determined that each member of the Committee is independent under the Company’s Independence Standards and the requirements of The NASDAQ Stock Market’s corporate governance listing standards. The exercise of independent judgment in furtherance of the interests of the Company and its shareholders is a cornerstone of the Committee’s actions.

The following section of this Proxy Statement, entitled “Compensation Discussion and Analysis”, contains a detailed discussion regarding the philosophy, policies, processes and compensation plans utilized by the Committee in establishing the compensation programs for the Company’s executive officers and in assuring that the Company’s compensation programs attract and retain top executive talent, align the interests of the executive team with those of the Company’s shareholders, create a powerful linkage between pay and performance and maximize the business results of the Company.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis that follows this report. Based on its review and discussions with management, the Committee recommended to the Company’s full Board, and the full Board has approved, the inclusion of the Compensation Discussion and Analysis in this Proxy Statement for the Meeting and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the year ended December 27, 2015.

Report issued by the members of the Compensation Committee as of the Company’s 2015 fiscal year end.

Edward Philip (Chair)

Basil Anderson

Kenneth Bronfin

Lisa Gersh

Linda Zecher

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COMPENSATION DISCUSSION AND ANALYSIS

In the following Compensation Discussion and Analysis, we describe the compensation programs for our Named Executive Officers (NEOs).

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Executive Summary

2015 Named Executive Officers

The name and title of each of the Company’s Named Executive Officers (NEOs) for 2015 are as follows:

Name	Title
Brian D. Goldner	Chairman, President and Chief Executive Officer
Deborah M. Thomas	Executive Vice President and Chief Financial Officer
Duncan J. Billing	Executive Vice President, Chief Global Operations and Business Development Officer
John A. Frascotti	President, Hasbro Brands
Wiebe Tinga	Executive Vice President and Chief Commercial Officer

Business and Performance Overview

Hasbro is a global company committed to Creating the World’s Best Play Experiences. We strive to accomplish this by leveraging our beloved brands, including our seven Franchise brands: LITTLEST PET SHOP, MAGIC: THE GATHERING, MONOPOLY, MY LITTLE PONY, NERF, PLAY-DOH and TRANSFORMERS, across our Brand Blueprint, and by applying our expertise to our premier Partner brands, such as MARVEL and STAR WARS. From toys and games to television programming, motion pictures, digital gaming and a comprehensive consumer products licensing program, Hasbro fulfills the fundamental need for play and connection for children and families around the world.

In 2015, we delivered record revenues and earnings as we continued driving the performance of our Company across brands, business segments and geographic markets. Through a focus on Franchise and Partner brands, consumer engagement, consumer insights, innovative product development and compelling storytelling, we are connecting with consumers more deeply and across more demographics than ever before. Our focus remains on the long-term profitable growth of our Company and on achieving our strategic objectives and investment priorities.

•	Our focus on building Franchise Brands and key Partner Brands (including MARVEL and STAR WARS from The Walt Disney Company), delivered 4% revenue growth for the Company in 2015, even after an unprecedented negative $395 million impact from foreign exchange.

•	Absent the negative impact of foreign exchange our revenues grew 13% in 2015 and our Franchise brand revenues grew 7%.

•	In 2015 we increased both our operating profit and our net earnings by 9%.

•	The execution of our Brand Blueprint globally across consumer categories resulted in revenue growth in all geographic regions absent the impact of foreign exchange, including the U.S. & Canada (+11%), Europe (+18%), Latin America (+15%) and Asia Pacific (+11%).

•	Our expansion and investment in Emerging Markets continued to deliver strong growth and revenue in these markets grew 15% absent the impact of foreign exchange.

•	In the Entertainment & Licensing segment we increased revenues 11% in 2015.

•	In the fourth quarter we began shipments of product based on the DISNEY PRINCESS and FROZEN properties, in preparation for an on-shelf date of January 1, 2016.

•	We accomplished these objectives while returning $310.7 million to our shareholders in 2015, including $225.8 million in cash dividends.

•	In February 2016, our Board approved an 11% increase in the quarterly dividend, bringing the quarterly dividend to $0.51 per common share. This is the highest quarterly dividend rate in our history. We have increased the quarterly dividend in 12 of the prior 13 years.

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Providing value and return to our shareholders is the cornerstone of our corporate objectives. The following table compares the total return on our shares of common stock over the designated periods to the returns for the S&P 500 Index and Russell 1000 Consumer Discretionary Index.

The following graphs provide the Company’s annual dividend rate and the year-over-year increases in dividend rates since 2006, as well as the growth in the Company’s underlying diluted earnings per share (“EPS”) over the past five years.

*	2012 and 2013 annual dividend rates have been adjusted to move accelerated payment paid in 2012 to 2013
**	2016 annual dividend rate is projected

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*	2015 diluted earnings per shares exclude a pre-tax gain of $9.6 million from the sale of the Company’s manufacturing operations. 2014 diluted earnings per share excludes pre-tax charges of $28.3 million associated with restructuring of the Company’s joint venture television network and $5.2 million associated with other restructuring activities, which were more than offset by excluded pre-tax benefits of $36.0 million from the sale of licensed rights for intellectual property and $6.6 million in favorable tax adjustments related to tax exam settlements. 2013 diluted earnings per share excludes aggregate pre-tax charges of $145.4 million from restructuring and related pension costs, product related expense and the settlement of an adverse arbitration award, partially offset by a $23.6 million favorable tax adjustment, which is also excluded. 2012 and 2011 diluted earnings per share exclude pre-tax restructuring charges of $47.2 million and $14.4 million, respectively. Diluted earnings per share exclude favorable tax benefits of $20.5 million in 2011.

The following table provides the aggregate amounts we have returned to our shareholders since 2011, in the form of both cash dividends and share repurchases.

Finally, the following table shows our return on invested capital over the last five years. Return on invested capital is computed as net earnings divided by the sum of long-term debt (less debt issuance costs), short-term borrowings and shareholders’ equity.

Shareholder Engagement

Hasbro has engaged with our major shareholders on governance and compensation matters for several years. We do this as part of our commitment to be responsive to shareholders and to ensure that our actions are informed by the viewpoints of you, our investors. We were disappointed with the results of the votes on our executive compensation programs (the Say-on-Pay vote) at both our 2013 and 2014 Annual Meetings. Following our failed 2014 Say-on-Pay vote and informed by our discussions with our shareholders, both our Board of Directors and our Chief Executive Officer, Brian Goldner, mutually decided to amend certain terms of Mr. Goldner’s employment agreement. These amendments were implemented in August of 2014 and were described in detail in our proxy statement for the 2015 Annual Meeting.

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Following these amendments our shareholders overwhelmingly supported our 2015 Say-on-Pay vote, with 96.7% of the shares voted at the 2015 Annual Meeting voting in favor of Say on Pay. Following the 2015 Annual Meeting we again spoke with shareholders who expressed an interest in speaking with management, including each holder who submitted a shareholder proposal for our 2015 Annual Meeting. We had discussions with all of the shareholders who accepted our invitation to meet, comprising holders of approximately 41% of our total shares outstanding, and 70% of the shares held by our top 25 holders, at the time of those discussions. Based upon our continuing dialog with shareholders and our 2015 Say-on-Pay vote results, we believe our current compensation program for our executive officers, including the changes we made to our compensation programs in 2014, reflect our shareholder’s views and strongly drive our pay for performance objectives.

Executive Compensation Program Structure and Alignment with Performance

The Compensation Committee has implemented a carefully-structured executive compensation program that is tightly linked to long- term shareholder value creation. The program incorporates a combination of short- and long-term forms of executive compensation that are structured to incentivize company performance and the achievement of corporate objectives the Committee believes are critical to driving long-term shareholder value. At the same time, the program incorporates elements that ensure the Company is able to attract and retain top executive talent with the diverse skills in family entertainment, branded-play, consumer products, media and technology which are critical to the successful execution of our strategy and ongoing business transformation.

In support of this linkage to long-term shareholder value creation, a significant portion of the total compensation opportunity for our Named Executive Officers is performance-based and at risk. The following charts summarize the components of our 2015 compensation program for our CEO. The chart below shows that 83% of our CEO’s total compensation for 2015, based on the values reflected in the following Summary Compensation Table, was performance based and at risk.

2015 CEO Pay-At-Risk

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2015 CEO Pay Program Elements
Annual Cash Compensation		Long-Term Equity Incentive Plan

Base Salary	• Base cash compensation • Set at industry competitive level, in light of individual experience and performance	Performance Contingent Stock Awards

•   Represent ~50% of annual target equity award value

•   Earned based on challenging goals that require strong performance

•   Tied to achievement of EPS, Net Revenue and ROIC targets over a 3-year performance period

Management Incentive Awards

•   Performance-based; tied to company and individual achievement against stated annual financial and strategic goals

•   Align management behavior with shareholder interests

•   Designed to be flexible to enable us to reward for strategic and operating performance not captured by the financial metrics listed below by allowing the Committee to adjust the payouts up or down by up to 50% based on individual performance

•   Performance measures evaluated (weighting)

•   Total Net Revenues (40%)

•   Operating Margin (40%)

•   Free Cash Flow (20%)

		Stock Options	• Represent ~50% of annual target equity award value • 7-year term • Vest over a 3-year period

Special Restricted Stock Unit Grant

•   CEO received a special one-time performance restricted stock unit grant, divided into two tranches, one in 2013 and one in 2014

•   Not part of the annual equity grant on an ongoing basis

•   Grant earned by achieving four progressively higher stock price thresholds and by remaining employed with the Company through December 31, 2017

•   Last two tranches of the award are also subject to the stock price remaining at or above the stated share price hurdles at the end of the vesting period or employment, or the overall award is reduced

Our CEO’s long-term equity compensation is 100% performance-based. While the value of the CEO’s annual equity compensation is divided approximately evenly between performance contingent stock awards and stock options, for the other Named Executive Officers they receive approximately 25% of their long-term incentive target award in time-based restricted stock units, approximately 50% in contingent stock performance awards and approximately 25% in stock options. The CEO’s compensation does not use time-based restricted stock units to further increase the linkage between earned pay and performance for the CEO.

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Variable Compensation Outcomes

Annual and long-term incentives are based on clear, measurable and objective performance goals that consider the overall financial performance of the Company and the individual contribution of each NEO to that performance.

Performance goals for the annual management incentive awards were established by the Committee early in fiscal 2015 based on the 2015 operating plan and budget approved by the Company’s Board of Directors. The Committee gives careful consideration to selecting metrics that will be used to drive annual business performance, and setting performance objectives that are both challenging but achievable. For 2015, the Committee selected three financial performance metrics to capture the most important aspects of the top and bottom line performance of the Company, in the form of revenues, profitability (operating margin), and cash generation (free cash flow). There is no payout for a given metric if the Company achieves less than 80% of the target performance against that metric. In 2015, given the Company’s strong financial performance, we achieved an aggregate weighted performance payout of 126% of target under the annual management incentive plan. In addition to the corporate financial objectives that are established under the annual performance plan, the CEO, in consultation with the Committee, sets individual objectives for each NEO at the beginning of the year and assesses the performance of the NEOs in achieving these objectives at the end of the year. Performance against these objectives is the key determinant of the individual modifier in the annual incentive. With respect to the CEO’s individual objectives, the Board and Compensation Committee, working together, set these objectives in the beginning of the year and the Board evaluates the CEO’s performance at the end of the year. The table below compares our actual 2015 performance (reflected at the budgeted foreign exchange rates used to set the objectives at the beginning of the year) against the corporate financial performance targets under the management incentive awards.

	Goal	Actual	Percentage Achievement	2015 Payout Percentage	2015 Weighted Payout
Revenue	$4,291,845	$4,551,874	106%	118%	47%
Operating Margin	14.4%	15.7%	109%	127%	51%
Free Cash Flow	$367,465	$410,423	112%	138%	28%
		Total weighted payout			126%

All numbers are in thousands.

The final award amount for Mr. Goldner under the annual management incentive plan was based primarily on the Company’s financial performance against the targets set forth above (126% of Mr. Goldner’s annual target cash incentive amount under the plan was $2.6 million) and included a 41% strategic modifier for Mr. Goldner’s performance against his individual objectives (adding $1,000,000 to the financial formula award to arrive at the final award amount). This modifier was based on recognition of Mr. Goldner’s leadership and achievement of goals related to Company performance, strategy and investments, during 2015 including:

•	Revenue and Profit Growth

•	Absent the impact of foreign exchange revenues grew 13% in 2015 and our Franchise brand revenues grew 7%.

•	In 2015 Hasbro increased both our operating profit and our net earnings by 9%.

•	We delivered a one-year total shareholder return of over 25%.

•	The execution of our Brand Blueprint globally across consumer categories resulted in revenue growth in all geographic regions absent the impact of foreign exchange, including the U.S. & Canada (+11%), Europe (+18%), Latin America (+15%) and Asia Pacific (+11%).

•	Our expansion and investment in Emerging Markets continued to deliver strong growth and revenue in these markets grew 15% absent the impact of foreign exchange.

•	In the Entertainment & Licensing segment revenues increased 11%.

•	We delivered a 13.3% return on invested capital.

•	Strategic Relationships and Investments

•	Driving product innovation across the Company’s business.

•	Continuing to accelerate our efforts to grow our business rapidly with on-line retailers.

•	Continuing to revolutionize and grow Hasbro’s games business, including our Franchise brands MAGIC THE GATHERING and MONOPOLY.

•	Driving multi-layered digital marketing approaches for the Company’s brands across the business.

•	Building social media and content capabilities for the Company’s brands.

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•	Investing in technological capabilities to support the global growth of our business and to enhance our products and product development capabilities.

•	Completing the previously articulated plan to remove $100 million in ongoing annual expenses from the business.

•	Corporate Social Responsibility

•	The Company received a number of prestigious awards: World’s Most Ethical Companies; 100 Best Corporate Citizens; as well as several other recognitions in the environmental and sustainability space.

Each year the Committee approves annual long-term incentive awards tied to achievement of specified objectives for that year. Target values are based on a designated percentage of each executive’s base salary. For our CEO, these awards are comprised of performance contingent stock awards and stock options (other NEOs also receive time-based restricted stock units). The metrics for the performance contingent stock awards, stated cumulative diluted earnings per share, average return on invested capital and cumulative net revenues over a three-year period, are taken from the Company’s long-term strategic plan, budget and operating plan that have been approved by the Company’s Board.

Under the 2015 performance contingent stock award program, cumulative earnings per share is weighted 34%, average return on invested capital is weighted 33% and cumulative revenue is weighted 33%. Each metric is measured independently and must achieve a minimum of 90% of target over the performance period or no value is earned with respect to that metric. If a metric does not achieve a minimum of 90% of target over the performance period, but one or more of the other metrics achieve this threshold performance, an award is payable based on the achievement of those metrics that do achieve at least threshold performance.

The performance contingent stock awards with a trailing three-year performance period ending 2015 achieved 127% of the target performance. The prior three performance cycles ending in each of December 2012, 2013 and 2014 failed to achieve even a threshold payout and no shares were earned by any officers or employees under any of those contingent stock performance awards. The following table compares the actual results achieved against the targeted goals for each three-year performance period under the three most-recently completed contingent stock performance award periods. Those awards were made prior to the addition of average return on invested capital as a third performance metric.

Performance Period	Cumulative revenues*		Percentage Achieved	Cumulative EPS		Percentage Achieved	Payout
	Target	Results		Target	Results
2011 – 2013	$14,478	$12,242	85%	$10.77	$8.08	75%	0%
2012 – 2014	$14,022	$12,733	91%	$10.01	$8.88	89%	0%
2013 – 2015	$12,869	$13,255	103%	$ 9.23	$10.04	109%	127%
*	Numbers are in millions. All financial performance is calculated based on exchange rates in effect at the beginning of the relevant three-year performance period.

Strong Compensation Governance Practices

Compensation Governance Highlights

✓    Robust shareholder engagement process

✓    Program informed by and responsive to shareholder input

✓     Significant portion of compensation is variable and performance based

✓     Significant share ownership and retention requirements

✓    5x base salary for CEO

✓    2x base salary for other NEOs

✓    NEOs must hold 50% of net shares received upon option exercises or award vesting until they achieve the required ownership levels

✓    Maximum payout caps under incentive plans

✓    Do not incentivize excessive risk taking

✓    Adopted proxy access mechanism in 2015 in response to shareholder feedback.

✓    Robust anti-hedging and pledging policies prohibiting pledging or hedging of Company stock

✓     Double-trigger change in control provisions for equity grants

✓    Fully independent Compensation Committee

✓    Independent Compensation Consultant

✓    No tax gross-ups

✓    No excessive perquisites

✓    No repricing of equity incentive awards

✓    Strong clawback policy

Summary of Our Peer Group Composition

In 2015, the Committee approved changes to the peer group used for our compensation planning and structuring for our CEO to more closely reflect our size and complexity while continuing to align with the Company’s transformation into a global play organization with a robust portfolio of brands. The 2015 compensation program for the CEO reflects alignment with this revised peer group. The revised peer

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group reflects a diverse set of consumer products and entertainment businesses with comparable revenues and market capitalization, those against whom we compete and recruit for talent, and many of which face economic challenges and opportunities similar to those we experience.

Recognizing that the Company has few direct competitors, the Committee selected a peer group for use in providing a market check on CEO compensation that is a mix of direct competitors and companies in related business lines with each having one or more of the following characteristics:

•	House of Brands: Companies that have a portfolio of recognizable brand names

•	Entertainment/Leisure: Companies focused on products used for entertainment or leisure

•	Global Business: Companies that have at least 10% non-US revenue

•	Trend Oriented: Companies operating in trend-oriented businesses

•	Mom Advertising Demographic: Companies driven by advertising that appeals to mothers

•	Kid Focus: Companies offering products designed for children and their families

Our goal is to position total target compensation for our CEO within a competitive range of the peer group median. For more information on the peer group used as a market check for the CEO, as well as a discussion of the market checks performed for our other NEOs, please see the discussion beginning on page 38 of this Proxy Statement.

Executive Compensation Philosophy and Objectives

The Committee’s fundamental objectives in our executive compensation program are to:

•	Attract, develop and retain talented executives who can contribute significantly to the achievement of Company goals and deliver results in keeping with our objective of Creating the World’s Best Play Experiences

•	Align the interests of the Company’s executives with the medium and long-term goals of the Company and its shareholders

•	Instill a pay-for-performance culture; a substantial majority of the compensation opportunity for the CEO and other NEOs is composed of variable, performance-based compensation elements

•	Reward superior performance by the Company and its business units as a whole, as well as superior individual performance

•	Accomplish these objectives effectively while managing the total cost of the Company’s executive compensation program, including by managing reasonable levels of equity dilution and annual share usage when granting equity-based compensation

The Committee believes it is critical to have a robust succession planning and management development process and seasoned talent ready to deploy into key executive positions, and our compensation programs are designed to support these objectives.

The Committee structures the Company’s compensation program in a way it believes appropriately aligns pay with performance without encouraging excessive risk taking or other behavior on the part of executive officers that is not in the Company’s best interests.

Executive Compensation Program Elements

The NEOs receive a mix of fixed and variable compensation. The following charts summarize the various elements of the executive compensation program. Approximately 83% of the CEO’s compensation for 2015, as reported in the Summary Compensation Table, as well as the substantial majority of the compensation opportunity for the other NEOs, was variable and tied to Company performance.

Elements of Compensation Summarized

•	Variable and Performance-Based Compensation Elements

•	Annual Incentive Compensation/Cash Bonus

•	Long-Term Incentive Compensation

•	Performance Contingent Stock Awards

•	Special CEO Performance-Based Restricted Stock Grant

•	Restricted Stock Units

•	Stock Options

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•	Fixed Compensation and Benefits

•	Base Salary

•	Reasonable and Limited Benefits and Perquisites

Variable and Performance-Based Compensation Elements

The substantial majority of the total compensation opportunity for our NEOs is performance based, including our entire long-term equity incentive compensation program and annual cash incentive program. Performance targets are derived from the Company’s long-term strategic plan and budget and operating plan that have been approved by the Board.

The Committee and the Board set performance targets that they believe will challenge the Company and its executive team to achieve a threshold payout, and require superior performance to achieve a higher than target payout.

When structuring incentive compensation, the Committee identifies the performance metrics it considers most important for driving Company value and return to shareholders, such as net revenues, operating margins, free cash flow, return on invested capital and stock price. The Committee then ties the incentive compensation to performance against those metrics. The Committee has determined that the following forms of compensation and performance metrics are appropriate for aligning executive compensation with performance.

Component of Incentive Compensation		Variability Factor / Performance Metrics	Objectives
Annual Incentives	• Annual cash bonus	Total Net Revenues (40%)	Measures Company’s annual top line growth
		Operating Margins (40%)	Measures Company’s ability to maximize profitability and drive shareholder value
		Free Cash Flow (20%)	Measures Company’s ability to convert revenues into cash

		Individual Performance Adjustment	Measures for performance against individual objectives

Long-Term Incentives	• Performance Contingent Stock • Restricted Stock Units • Stock Options • Special CEO Performance-Based Restricted Stock Grant (One-time)	Cumulative Net Revenues	Measures Company’s ability to deliver top line growth over multi-year period
		Cumulative Diluted Earnings Per Share	Measures Company’s profitability over the long-term
		Return on Invested Capital	Measures capital efficiency
		Stock Price	Measures how publicly-traded Company stock performs

If we do not meet our financial objectives, and if we do not deliver share price appreciation to you, our shareholders, our executives’ realized compensation is reduced dramatically. This reduction is manifested through both reductions in the payouts under our cash management incentive plans and in a reduction in the realized compensation from awards under our equity compensation plans.

Annual Incentive Compensation

All of the Company’s employees participate in some form of annual incentive program. Approximately 30% of the Company’s employees, including all of the NEOs, received management incentive awards with respect to fiscal 2015. The management incentive award is performance based, with payout of awards tied to the Company’s achievement of specific yearly performance measures, as well as individual performance for the year to the extent discussed below.

Structure of the Annual Incentive Plans.    Management incentive awards for the Company’s executive officers for fiscal 2015 were determined under two programs, the 2014 Senior Management Annual Performance Plan (the “Annual Performance Plan”) and the 2015 Performance Rewards Program (the “PRP”). The Annual Performance Plan has been approved by the Company’s shareholders and is intended to allow for the deduction by the Company of the bonuses paid to “covered employees” as defined in Code Section 162(m). Despite certain differences in the two plans, both the Annual Performance Plan and the PRP use the same corporate performance criteria and targets. Under the Annual Performance Plan, awards are structured to provide a range of maximum permissible payouts corresponding to a range of Company performances against the performance targets, with the Committee reserving negative discretion to reduce any such award to any level below the achieved maximum payout as it deems appropriate. The actual achievement against targeted corporate financial performance and attainment of key non-financial goals are the primary factors used by the Committee in exercising this negative discretion under the Annual Performance Plan, as is discussed in detail below.

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The target and maximum awards for each of the NEOs for 2015, as well as the threshold, target and maximum awards for NEOs participating in the PRP Plan, are included in the Grants of Plan-Based Awards table that follows this discussion on page 45.

Selecting Annual Incentive Performance Metrics.    The Committee selects performance metrics that will be used to drive short-term (annual) business performance and establishes rigorous yet achievable performance targets for each of those metrics. The Committee established the fiscal 2015 corporate and business unit performance goals in the first quarter of fiscal 2015 based on the Company’s 2015 operating plan and budget approved by the Board. The Committee selected three performance metrics: (i) total net revenues (weighted at 40%), (ii) operating margin (weighted at 40%) and (iii) free cash flow (weighted at 20%).

The Committee believes these performance metrics capture the most important aspects of the top and bottom line performance of the Company, in the form of revenues, profitability and cash generation. The relative weighting among the performance metrics aligns with the relative importance of those metrics, in the Committee’s view, to the Company’s performance and the strength of the Company’s business. If the Company achieves less than a threshold performance of 80% of target against any given metric, the payout achieved for that metric is 0%. Once the achievement of the corporate financial goals is computed, providing the base incentive award payout, the Committee modifies that achieved base payout against target based on the executive’s performance against his or her individual strategic goals to arrive at the final incentive payout to the executive. The modifier applied for performance against individual strategic goals is generally between 0% and 150% of the base corporate financial payout, although the committee can assess a modifier in excess of that range where it deems that warranted by particularly strong individual performance.

Calculating the Annual Incentive Payout.    The following process was used in determining the annual incentive payout for our CEO and other NEOs under the Annual Performance Plan in 2015:

Annual Incentive Plan Targets for 2015.    The target annual incentive award, associated with achieving performance of the designated financial goals for the Company, for our CEO in 2015 was 150% of earned base salary. Earned base salary in 2015 included one additional paycheck (2015 included 27 bi-weekly pay periods rather than the standard 26 bi-weekly pay periods). This additional pay period, led to the CEO’s earned salary being $1.35M in 2015, as opposed to $1.3M. The additional pay period in a fiscal year happens approximately once every five years. For our other NEOs, the target annual incentive award ranged between 70% and 80% of earned base salary in 2015. The table set forth below provides the 2015 corporate total net revenues, operating margin and free cash flow performance targets established by the Committee at the beginning of the year under the annual management incentive plan, as well as the Company’s actual performance (reflected at the budgeted foreign exchange rates used to set the objectives at the beginning of the year) against those targets in 2015. The Company’s actual weighted financial performance in fiscal 2015 corresponded to a 126% weighted payout against target for the corporate financial goals.

Performance Measure	Weight	2015 Target*	2015 Actual Performance*	Percentage Achievement	2015 Payout Percentage	2015 Weighted Payout
Revenue	40%	$4,291,845	$4,551,874	106%	118%	47%
Operating Margin	40%	14.4%	15.7%	109%	127%	51%
Free Cash Flow	20%	$ 367,465	$ 410,423	112%	138%	28%
Total weighted payout						126%
*	Dollar figures are in thousands; based on the Company’s actual performance the maximum payout allowed under the Annual Performance Plan for 2015 for Mr. Goldner, Mr. Billing, Mr. Frascotti, and Mr. Tinga was 300% of base salary. In the case of Mr. Goldner this equated to approximately $4.05 million. The actual annual incentive award paid to Mr. Goldner for 2015 was $3.6 million.

Adjusting for Performance Against Individual Strategic Objectives.    The Company’s financial performance on which all employee bonuses are calculated serves as the starting point for the annual incentive award. The Committee then determines how Mr. Goldner and the other NEOs performed in achieving their individual strategic objectives to determine, what, if any, adjustments should be made to the corporate performance factor (126% of target in 2015) to arrive at the final payout amount for each executive, which can be adjusted down to 0% of the corporate base award or up based upon performance against individual objectives. The total 2015 annual incentive payout for the CEO was $3.6 million, which was adjusted down from the maximum $4.05 million payout allowed under the Annual Performance Plan. The 2015 award earned by Mr. Goldner was computed by taking the base 126% weighted corporate payout calculated above, and applying a positive adjustment of 41% for Mr. Goldner’s performance against his individual goals and objectives, and leadership in driving the Company’s achievement of its goals and objectives, as such performance is described starting on page 28 of this proxy statement. The application of the individual performance modifier to the corporate base performance resulted in a final payout to Mr. Goldner of 178% of target under the annual incentive award.

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With respect to NEOs other than the CEO, the Committee considered the recommendations of the CEO as one of the factors in making the final management incentive bonus determinations. The CEO and Committee used the Company’s achievement of 126% of its targets under the management incentive award as a starting point and then adjusted this baseline award for each of the NEOs in accordance with performance against their personal objectives for 2015. The strategic modifier applied to each of the NEOs was based on the individual factors set forth below:

Executive Vice President, Chief Global Operations and Business Development Officer (Mr. Billing):    The base corporate formula award would have yielded a payout of $493,000. The actual bonus paid to Mr. Billing was $650,000 and was modified based upon his leadership in successfully completing the divestiture of our East Longmeadow, Massachusetts and Waterford, Ireland manufacturing operations to Cartamundi N.V.; oversight of the Company’s global business development team; successfully managing the Company’s global supply chain to deliver innovative product at competitive pricing; success in furthering the diversification of our manufacturing by geography; progress in driving the implementation of the Company’s product to market program; and key role in driving key new business initiatives across the Company.

President, Hasbro Brands (Mr. Frascotti):    The base corporate formula award would have yielded a payout of $704,050. The actual bonus paid to Mr. Frascotti was $1,000,000 and was modified based upon his key role in driving revenue and profit growth across the Company (excluding the impact of foreign exchange), including in all major business segments; success in driving growth in our Franchise and Partner brands; role in ensuring we deliver innovative play experiences informed by consumer insights across our business to consumers globally, including integrated analog and digital play experiences; leadership in significantly increasing quality engagement with our consumers across all digital touchpoints; delivery of revenue and operating profit growth in the Gaming business; role in strengthening our relationships with our key external partners; continued development of our licensing, publishing and promotions capabilities, and leadership in our delivery of strong content creation and storytelling behind the Company’s brands.

Executive Vice President and Chief Commercial Officer (Mr. Tinga):    The corporate formula award would have yielded a payout of $475,941. The actual bonus paid to Mr. Tinga was $825,000, modified based upon his key role in driving significant revenue and profit growth across the Company (excluding the impact of foreign exchange), including in all segments and geographic regions; leadership in increasing global revenues 13% absent foreign exchange (4% with the effect of foreign exchange); key role in driving 15% revenue growth in the Emerging Markets absent the impact of foreign exchange; leadership in driving growth in Franchise and Partner brands; success in driving operating profit growth; role in returning growth and profitability to the United States business; role in strengthening our relationships with our key retail customers and in driving our relationships with online retailers; leadership of our retail channel strategy and role in developing strong leadership across the global sales organization. The final award for Mr. Tinga reflects a 150% modifier applied to the base corporate award, along with an additional amount of $111,088 to reflect, in the Committee’s view, superb performance from Mr. Tinga and his global sales organization in driving growth, absent the impact of foreign exchange, across the Company globally. Even with this additional upward modification for personal performance, the total award to Mr. Tinga of $825,000 was significantly below the maximum award allowable under the Annual Incentive Plan to Mr. Tinga of $1.56 million.

Executive Vice President and Chief Financial Officer (Ms. Thomas):    Due to the fact that the requirements of Code Section 162(m) do not, by their terms, apply to the compensation of Chief Financial Officers, Ms. Thomas participates in the PRP, rather than in the Annual Performance Plan. Under the PRP, Ms. Thomas’ fiscal 2015 management incentive award opportunity was set to provide for a payout of 70% of earned salary for target performance. A range of payouts as a percentage of target then corresponded to a range of performances against target both above and below 100%. Threshold performance for each given financial metric under the PRP is set at 80% of target performance for purposes of the achievement of that goal contributing to payout of the management incentive award. An 80% achievement of a performance goal under the PRP equates to a 60% payout against that goal. In addition to taking into account Company performance, the PRP also allows for a multiplier of up to 150% of the formula award in recognition of superior performance against individual performance objectives.

The 126% weighted payout against the corporate performance goals in 2015 would have corresponded with approximately 126% of the target payout for Ms. Thomas under the management incentive award for 2015, absent the personal performance modifier. The corporate formula award under the PRP, prior to personal performance adjustments, for Ms. Thomas, would have been $558,751. In determining the actual bonus for Ms. Thomas, as with the other executive officers, the Committee reviewed the performance of Ms. Thomas against her personal strategic objectives and also considered the recommendations of Mr. Goldner. Ms. Thomas was paid a bonus of $750,000 for fiscal 2015, modified in recognition of her: key role in helping to drive the 9% increase in the Company’s operating profit and net earnings; successful management of the Company’s expenses and cash flow, and successful achievement of the Company’s targeted cost savings of $100 million in its underlying business by the end of 2015; role in the Company’s fourteenth consecutive year of delivering underlying earnings per share growth; leadership of the Company’s initiatives to enhance business processes and the efficiency of our shared services structure; contributions to the ongoing return of capital to shareholders, through both the quarterly cash dividend and share repurchase programs; and successful management of the Company’s enterprise risk management (ERM) efforts and global information technology enhancements, including the Company’s product to market initiative.

Performance Metric Adjustments and Exclusions to Accurately Measure Management’s Performance.    At the time the performance goals were set at the beginning of 2015, the Committee provided that certain events that might occur during the performance period would not be taken into account in determining the Company’s performance against these targets. The Committee adjusts for such one- time events as it deems appropriate. Such exclusions included the impact of any acquisitions or dispositions consummated by the Company during the year that had a total acquisition or sale price, as applicable, of $100 million or more, the impact of any major

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discrete restructuring activities undertaken by the Company after the performance goals are set which result in aggregate costs or charges to the Company of $10 million or more, as well as any changes in exchange rates with an impact to revenues of greater than $100 million from the rates in effect at the beginning of the performance period.

Long-Term Incentive Compensation

Long-term incentive compensation is provided in the form of performance contingent stock awards, time-based restricted stock units, and non-qualified stock options, as shown below. In addition, in 2013 and 2014 Mr. Goldner received one-time special restricted stock unit awards (divided into two tranches) which may be earned based on achievement of specified stock price hurdles, as well as continuing to serve as Chief Executive Officer through the end of December 31, 2017.

*	Mr. Goldner’s 2013 and 2014 long-term incentive compensation included a one-time performance-based restricted stock unit grant that is not reflected in the graph above.

For 2015, the Committee approved target annual equity award values for each of the Company’s executive officers and other equity eligible employees. Targets are expressed as a percentage of each individual’s base salary which for our NEOs in 2015 were as follows:

Equity Grant Target Value as Percentage of Salary
CEO	400%
President, Hasbro Brands	200%
Executive Vice Presidents	175%

This division of award types and targeted award value reflect the Committee’s belief that over the performance period the realization of equity award values should be balanced among achievement of the Company’s longer-term internal financial targets and the Company’s stock price appreciation – as well as, for NEOs, the retention of key executive talent.

Performance Contingent Stock

Performance contingent stock awards provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”), average return on invested capital (ROIC), and cumulative net revenue (“Revenue”) targets over a three-year performance period beginning January 2015 and ending December 2017 (the “Performance Period”). For stock performance awards granted in 2015, the EPS metric was weighted at 34%, the ROIC metric was weighted at 33% and the Revenue metric was weighted at 33%. Unless the Company achieves at least 90% performance against a metric no shares are earned under the award for that particular metric.

The Company considers the specific target performance levels for ongoing performance periods to be confidential information that would harm the Company if disclosed, as they are based on confidential internal plans and forward-looking expectations concerning the Company’s performance over a multi-year period. As discussed above, the performance targets set forth in the contingent stock performance awards align with the Company’s Board approved budget and operating plan and strategic plan, and were set at levels the Committee determined will challenge the executive team in working to meet the objectives and drive performance. Solid performance from the Company, and in turn its executives, will be required to achieve a threshold payout, and superior performance in managing the Company’s business will be required to achieve a higher than target payout.

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The maximum payout under the contingent stock performance awards granted in 2015 for overachievement of the financial objectives is equal to 200% of the target number of shares.

Assuming at least threshold performance is met for each metric, the actual payout under the performance share award scales between the threshold payout (in 2015 the threshold payout was 25% for net revenues and 50% for earnings per share and return on invested capital) to a maximum (200%) with achievement of the target metric equating to a 100% payout for that metric.

The following table compares the targeted goals and actual performance of the Company (adjusted to eliminate the impact of certain factors designated by the Committee at the beginning of the performance period, such as changes in exchange rates that impact revenues by more than $100 million in the aggregate) under the contingent stock performance awards for the 2013 – 2015 performance period (those awards had just two performance metrics, as ROIC was added as a third performance metric beginning in 2015).

	3-Year Target Performance	3-Year Actual Performance	% of Target	Payout
Cumulative Revenues	$12,869	$13,255	103%	120%
Cumulative EPS	$ 9.23	$10.04	109%	132%
Total Payout				127%

If an officer retires at an early retirement date (at least 55 years old with ten years of credited service with the Company) or a normal retirement date (at least 65 years old with at least five years of credited service with the Company) the contingent stock performance award remains outstanding for its remaining term and at the end of the performance period the retired executive earns a pro-rata portion (based on the amount of the performance period served) of the actual shares earned under the award.

Restricted Stock Units

CEO Special Restricted Stock Unit Award.    As more fully described on page 40 of this proxy statement, the Board made a special performance-based restricted stock unit award to Mr. Goldner to further drive the linkage between the Company’s performance and Mr. Goldner’s compensation, and to provide an additional incentive for Mr. Goldner to remain employed with the Company through December 31, 2017. The Special RSU Grant was made in two tranches, the first in April of 2013 and the second in February 2014. Both tranches of the Special RSU Grant were granted at the same time that the Company made its yearly equity awards to other equity- eligible employees.

Other NEO Restricted Stock Unit Awards.    The Company uses restricted stock units as a reward and retention mechanism. The restricted stock units granted in 2015 to our NEOs (excluding our CEO) represented approximately 25% of their annual targeted equity award value in 2015 and cliff vest on the third anniversary of the date of grant provided the recipient remains employed with the Company during the three-year vesting period. Pro-rata vesting is provided earlier only in the event of the death, disability, early retirement (with at least 10 years of credited service) or retirement at age 65 (with at least 5 years of credited service) of the executive. All other terminations of employment result in termination of the awards. Beginning in 2016, restricted stock units will vest in three equal annual installments on the first three anniversaries of the date of grant, subject to the recipient’s continued employment with the Company through such vesting dates.

Stock Options

Stock options represent approximately 25% of the targeted annual equity award value for our NEOs, and 50% for our CEO. The options vest in three equal cumulative annual installments on the first three anniversaries of the date of grant, subject to the optionee’s continued employment with the Company through such vesting dates, and have seven-year terms. Options forward vest upon an executive officer retiring at age 65 or older with at least five years of credited service.

The Company does not manage the timing of equity grants to attempt to give participants the benefit of material non-public information. The effective date of equity grants are made in open trading windows following the Company’s release of its financial results. All option grants are made with an exercise price at or above the average of the high and low sales prices of the Company’s common stock on the date of grant.

Fixed Compensation and Benefits

Base Salary

The Company’s philosophy is to review salaries on an annual basis and increase executive base salaries in the event of: (i) increases in responsibility, (ii) to maintain competitiveness with market compensation offered to executives with similar responsibilities, expertise and experience in other companies the Company considers to be comparable to and/or competitive with the Company, or (iii) to recognize continued individual performance and contribution.

In 2015, in recognition of Mr. Frascotti’s new role and increased responsibility as President, Hasbro Brands, pursuant to which he oversees the Company’s global marketing and product development functions, and further aligning him with competitive market

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compensation, Mr. Frascotti’s base salary was increased from $600,000 to $740,000. In addition, Mr. Frascotti’s annual incentive target was increased to 80% and his long-term incentive target increased to 200%. Other increases made to the base salaries for the Named Executive Officers in 2015 were made to remain competitive with companies in the Company’s peer groups for similar positions and were as follows: Ms. Thomas from $567,008 to $650,000; Mr. Billing from $530,010 to $545,910; and Mr. Tinga from 461,538 Euros to 476,924 Euros (from $510,461 to $527,478 using a year-end exchange rate of 1 Euro equals U.S. $1.106 ). Mr. Goldner did not receive any increase in his base salary during 2015.

Benefits

The Company’s officers also participate in certain employee benefit programs provided by the Company that are offered to the Company’s other full-time employees.

The executive officers of the Company are eligible for life insurance benefits on the terms applicable to the Company’s other employees. The Company’s executive officers participate in the same medical and dental benefit plans as are provided to the Company’s other employees.

Company-Sponsored Retirement Plans

The Company provides retirement benefits to its employees primarily through the Hasbro, Inc. Retirement Savings Plan (the “401(k) Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”). The 401(k) Plan and the Supplemental Plan, provide for Company matching contributions, and an annual Company contribution of 3% of aggregate salary and bonus. Executive officers are eligible to participate in the 401(k) Plan and the Supplemental Plan on the same basis as all other U.S. Hasbro employees.

The Supplemental Plan is intended to provide a competitive benefit for employees whose employer-provided retirement contributions would otherwise be limited. However, the Supplemental Plan is designed only to provide the benefit which the executive would have accrued under the Company’s 401(k) Plan if the Code limits had not applied. It does not further enhance those benefits.

The amount of the Company’s contributions to the Named Executive Officers under both the 401(k) Plan and the Supplemental Plan, are included in the “All Other Compensation” column of the Summary Compensation Table that follows this report. Mr. Tinga is not eligible to participate in the 401(k) Plan or the Supplemental Plan.

The Hasbro, Inc. Pension Plan (the “Pension Plan”), a defined benefit pension plan for eligible Company employees in the United States, and the pension portion of the Supplemental Plan were frozen effective December 31, 2007. Executive officers hired prior to December 31, 2007, continue to participate in the Pension Plan and the pension portion of the Supplemental Plan, which are described starting on page 48 of this Proxy Statement, but will not accrue additional benefits thereunder subsequent to the plan freeze on December 31, 2007.

Description of Pension Benefits for Mr. Tinga

Mr. Tinga participates in the Hasbro B.V. Pension Plan in the Netherlands (the “Netherlands Pension Plan”). Upon becoming a member of the Netherlands Pension Plan on January 1, 1997, an additional payment was made to the plan granting Mr. Tinga an additional one year and two months of credited service, changing his credited service date to November 1, 1995. The Netherlands Pension Plan is described in more detail below. Mr. Tinga was hired by Tonka Corporation on October 1, 1987, which was subsequently acquired by the Company in January 1992. The Company does not have any obligation to pay pension benefits to Mr. Tinga from his service with Tonka.

Netherlands Pension Plan

The Netherlands Pension Plan provides benefits to all employees in service of Hasbro B.V. that are at least 21 years of age.

Effective January 1, 2006, the plan was amended and became a career average pay plan with an annual accrual rate of 1.3% of Pension Base for each year of service. As of January 1, 2015, the plan has been further amended, increasing the annual accrual rate to 1.47% of Pension Base for each year of service from January 1, 2015 to retirement. Accrued benefits are conditionally indexed each year for active employees. Increases of 2% have been granted in each year, except in 2006 when there were no increases granted. Benefits are provided in the form of an annuity with 70% payable to the spouse or partner upon the participant’s death.

Prior to the January 1, 2006 amendment, the plan was a final average pay plan with an formula equal to 1.25% of final average Pension Base per year of service. The final average pay benefits were frozen as of December 31, 2005, with indexation applied from this date as described above.

The Pension Base is defined as Pensionable Salary minus the Offset, where Pensionable Salary is 12 times fixed monthly salary plus holiday allowance plus 13th month salary and the Offset is equal to 100/70 times the state old age pension for a married person. Effective January 1, 2015, as a result of legislative changes in the Netherlands, the annual Pensionable Salary is capped. The

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government mandated pensionable salary cap for 2015 is EUR 100,000 for the Netherlands Pension Plan. Prior to this date Mr. Tinga’s Pensionable Salary under the plan was not capped.

Credited service in the plan is defined as all years and completed months of service up to the date of retirement, with a maximum of 40 years (for participants who joined the plan prior to January 1, 2008) and 44 years for new participants. Effective January 1, 2015, the maximum credited service was increased to 42 years (for employees who joined the plan prior to January 1, 2008) and 46 years for new participants. A new participant with accrued pension benefits at a former employer can transfer their pension benefits into the Netherlands Pension Plan and get additional years of credited service beyond the plan definition.

Effective January 1, 2015, as a result of legislative changes in the Netherlands, the normal retirement age of the plan changed to age 67. Prior to this date, the normal retirement age under the plan was age 65. The pension benefits accrued through December 31, 2014 are guaranteed as unreduced from age 65 and are actuarially increased for retirement after age 65. Plan members are eligible for early retirement from age 55; however benefits are reduced for early commencement and the participant must officially request early retirement six months before the desired retirement date.

Beginning in 2015, Mr. Tinga is eligible for an annual cash payment equal to 17.85% of the amount by which his ending base salary is above the new pension cap of 100,000 Euros to compensate him for the loss of pension value as a result of legislative changes in the Netherlands which cap the pensionable salary at 100,000 Euros. Mr. Tinga is required to pay all taxes on this annual cash payment. The 17.85% make up payment is payable until the earlier of Mr. Tinga’s termination of employment or age 65.

Nonqualified Deferred Compensation Plan

Executive officers who are employees of the Company’s U.S. operations are also eligible to participate in the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), which is available to all of the Company’s employees based in the United States at or above selected management levels and whose annual base salary is equal to or greater than $120,000. The Deferred Compensation Plan allows participants to defer compensation into various investment vehicles, the performance of which determines the return on compensation deferred under the plan. Potential investment choices include a fixed rate option, a choice that tracks the performance of the Company’s Common Stock, and other equity indices. Earnings on compensation deferred by the executive officers do not exceed the returns on the relevant investments earned by other non-executive officer employees deferring compensation into the applicable investment vehicles. Mr. Tinga is not eligible to participate in the Deferred Compensation Plan.

Perquisites

The Company offers perquisites that the Committee believes are reasonable yet competitive for attracting, retaining and protecting the Company’s executives. The Company reimburses designated executive officers for the cost of certain tax, legal and financial planning services they obtain from third parties provided that such costs are within the annual limits established by the Company. The 2015 annual limit on these costs for the Chief Executive Officer was $25,000 and for Ms. Thomas was $5,000. Mr. Billing and Mr. Frascotti did not receive reimbursement for any tax, legal or financial planning services in 2015. Mr. Tinga receives certain tax services due to his secondment from the Netherlands. The cost to the Company for this reimbursement to the Named Executive Officers receiving it is included in the “All Other Compensation” column of the Summary Compensation Table.

Severance and Change in Control Benefits

Beginning on page 51 of this proxy statement there is a discussion of the severance and change in control benefits that may be payable to the NEOs in certain situations, as well as the plans under which those benefits are payable.

Compensation Process

Hasbro’s executive compensation program is structured with input, analysis, review and/or oversight from a number of sources, including:

•	The Compensation Committee and the full Board;

•	The Company’s Human Resources and Compensation Departments;

•	The Committee’s and Company’s outside compensation consultants;

•	The Company’s Chief Executive Officer; and

•	Market studies and other comparative compensation information.

All final decisions regarding the compensation and retention programs for the Company’s executive officers, including the NEOs, are made by the Compensation Committee. The compensation and retention package for the Company’s Chief Executive Officer is also reviewed and approved by the full Board of Directors without Mr. Goldner being present.

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Each of these compensation elements was described in detail in the preceding pages. In structuring these elements the Company and the Committee review each element on an individual basis, as well as review them in totality as part of an overall target compensation package. This process includes reviewing tally sheets for each of the executive officers which set forth total target compensation for the officer, and within that total summarize the target level for each element and the portion of total target compensation comprised of the various compensation elements.

For the NEOs other than the CEO, the CEO makes recommendations for each individual’s compensation package to the Committee. The Committee discusses these recommendations with the CEO, both with and without the presence of the Company’s Chief Human Resources Officer, the Company’s Senior Vice President, Talent & Rewards and outside compensation consultants. The Committee further reviews and discusses these recommendations in executive sessions, and as part of these discussions the Committee discusses the proposed compensation and retention programs with representatives of its outside compensation advisor, Compensation Advisory Partners.

Peer Group and Benchmarking to the Market

In designing the fiscal 2015 executive compensation program, the Committee and the Company reviewed certain market data as a market check for the proposed executive officer: (i) base salaries, (ii) total target cash compensation (comprised of base salaries and target management incentive awards) and (iii) total target direct compensation (comprised of base salaries, target management incentive awards and target equity awards, combined). This market information is one element reviewed by the Committee; the Committee does not simply set compensation levels at a certain benchmark level or within a certain benchmark range with respect to other companies.

As the Company has developed into a global brand-driven organization, rather than a traditional toy and game manufacturer, the companies with which Hasbro competes for executive talent have broadened considerably and the skills and expertise required of Hasbro’s executives have greatly increased. As a result, the Company now competes with a broad range of consumer products, entertainment and branded portfolio companies in the hiring and retention of employees and executives.

For purposes of establishing a market check for base salaries, total target cash compensation and total target direct compensation for the NEOs, other than Mr. Goldner, in 2015 the Company and the Committee reviewed the 2014 US Mercer Benchmark Database — Executive, as well as Towers Watson’s 2014 Executive Compensation Databank. Both the Mercer and Towers Watson surveys are employed by the Company as a market check against other companies of similar size, in terms of their consolidated net revenues. Within these surveys the Committee and the Company focused on companies in the general industry category. The total sample of companies in the general industry category in each data set is then size adjusted to indicate pay levels for a company with approximately the level of annual revenues of Hasbro. There are hundreds of companies included in the Mercer and Towers Watson data sets. Appendix B to this Proxy Statement contains a listing of all of the companies included in the 2014 US Mercer Benchmark Database — Executive, and Appendix C contains a listing of all of the companies included in the Towers Watson 2014 Executive Compensation Databank.

For Mr. Goldner, the Committee conducted a pay for performance comparison in 2015. The Company’s peer group, which was used in connection with this pay for performance comparison was updated in October 2015. The peer group comprises the following companies:

Activision Blizzard, Inc.	Electronic Arts, Inc.	Scripps Network

Brunswick Corp	Edgewell Personal Care	Spectrum Brands Holdings, Inc.

The Clorox Company	Hanesbrands, Inc.	Tiffany & Co.

Church & Dwight Co., Inc.	Lions Gate Entertainment Corp	Viacom Inc.

Discovery Communications Inc.	Mattel, Inc.

The Committee reviews the market data as part of assessing the appropriateness and reasonableness of the compensation levels and mix of compensation elements to ensure that the compensation program:

•	is appropriate and effective in furthering the goals of the Company;

•	provides adequate retention incentive for top performing executives;

•	aligns pay with performance; and

•	fairly rewards executives for their performance and contribution to the achievement of the Company’s goals, rather than in having compensation packages align to a certain range of market data of the Company’s peers.

According to market data reviewed by the Company the total target direct compensation (target management incentive award opportunities, base salary and target equity award value) for the NEOs for 2015, generally ranged between the 50th and the 75th percentiles of total target direct compensation at companies in the market surveys reviewed by the Company and the Committee.

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Role of the Independent Compensation Consultant

In reviewing and establishing the proposed fiscal 2015 compensation and retention program for the Company’s executive officers, the Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”), who served as the Committee’s outside compensation consultant. CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the Company’s 2015 executive compensation programs and provided additional information as to whether the Company’s proposed 2015 executive compensation programs were competitive, fair to the Company and the executives, reflected strong alignment between pay and performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals.

The Committee reviewed CAP’s independence relative to the following factors: (i) CAP’s provision of other services to the Company, of which there are none; (ii) the amount of fees CAP receives from the Company as a percentage of CAP’s total revenue; (iii) the policies and procedures of CAP that are designed to prevent conflicts of interest; (iv) any business or personal relationship between Hasbro officers and directors and CAP or its compensation consultants, of which there aren’t any; (v) any Hasbro stock owned by CAP or its compensation consultants, of which there isn’t any; (vi) any business or personal relationship between our executive officers and CAP or any of its compensation consultants, of which there aren’t any; and (vii) any other factors that would be relevant to CAP’s independence from management. On the basis of such review, the Committee concluded that CAP is independent and no conflicts of interest or other relationships exist that may impair CAP’s independence.

Willis Towers Watson was retained by the Company to assist with the preparation of compensation information presented to the Committee in 2015, including tally sheets showing each NEO’s forward- looking target compensation and actual earned compensation, as well as certain compensation tables for this proxy statement.

Other Considerations

CEO Employment Agreement

Effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with Mr. Goldner. The Amended Employment Agreement replaced the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place. In response to shareholder feedback received by the Company during its 2013 and 2014 outreach programs, the Board and Mr. Goldner mutually agreed to make certain changes to the Amended Employment Agreement in August of 2014.

Set forth below is a description of the Amended Employment Agreement, as it was modified in August of 2014 in response to shareholder feedback. The objectives of the Amended Employment Agreement were to:

•	ensure that Mr. Goldner only benefits if shareholders realize significant value, which is why the special RSU award, granted in two tranches (the first tranche in 2013 and the second in 2014), was tied to absolute stock price appreciation;

•	structure the agreement to incentivize Mr. Goldner to remain at Hasbro through the end of 2017, which the Board believes is an appropriate timeframe to have developed and executed the key elements of the Company’s global branded-play strategy and measure the success of the strategy; and

•	implement a number of compensation and governance best practices, including:

•	the elimination of the tax-gross up provisions contained in the prior agreements with Mr. Goldner with respect to excess parachute payments under Section 4999 and taxes and charges under Section 409A of the Internal Revenue Code;

•	the elimination of the auto-renewal feature contained in the Prior Agreements, pursuant to which the term of Mr. Goldner’s employment with the Company would continue to be automatically extended for additional one-year periods unless Mr. Goldner or the Company provided notice of non-renewal;

•	the elimination of a special bonus which was payable under the prior agreements one year following a Change in Control of the Company provided Mr. Goldner remained employed with the Company through that one-year anniversary;

•	subject all of Mr. Goldner’s incentive-based compensation, both cash and equity-based incentive compensation, granted on or after October 4, 2012 to the Company’s Clawback Policy and to future clawback policies that apply to senior management of the Company; and

•	provide for a more restrictive definition of a Change in Control than was provided in the prior agreements.

Enhanced Pay for Performance Linkage and Retention

The Amended Employment Agreement:

•	extended the term of Mr. Goldner’s scheduled employment with the Company for three years, from the previously scheduled expiration date of December 31, 2014 to the new expiration date of December 31, 2017; and

•	provided additional performance-based equity incentives designed to retain Mr. Goldner in the employ of the Company during this extended term and to strengthen the linkage between Mr. Goldner’s potential future compensation and Hasbro’s performance and delivery of shareholder value.

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To further drive the linkage between the Company’s performance and Mr. Goldner’s compensation, and to provide an additional incentive for Mr. Goldner to remain employed with the Company through December 31, 2017, the Amended Employment Agreement provided for the grant to Mr. Goldner of an aggregate of 587,294 restricted stock units (referred to as the “Special RSU Grant”). The Special RSU Grant was made in two tranches, the first in April of 2013 and the second in February 2014. Both tranches of the Special RSU Grant were granted at the same time that the Company made its yearly equity awards to other equity-eligible employees.

Both tranches of the Special RSU Grant have two vesting components, each of which must be satisfied for Mr. Goldner to earn any shares under the award. The first vesting component is based entirely on achievement of specified Hasbro stock price thresholds, with each threshold being progressively higher. For Mr. Goldner to realize the full value from his Special RSU Grant, all four stock price thresholds must be achieved, which would result in the Company’s market capitalization increasing approximately 60% or $3 billion, from October 2012, when the amended agreement was entered. This market capitalization increase does not capture any of the incremental value created by dividends paid to shareholders in the intervening years. The stock price thresholds and the percentage of the shares subject to the Special RSU Grant attributable to achievement of each threshold are as follows:

Stock Price Threshold	Percentage of Shares Earned
$45/share	25%
$52/share	25%
$56/share	25%
$60/share	25%

To achieve the stock price thresholds the average closing price of the Company’s stock must meet or exceed the threshold for a period of at least thirty consecutive trading days by December 31, 2017. The second vesting component requires that, subject to certain termination scenarios which are discussed below, Mr. Goldner must remain continuously employed with the Company through December 31, 2017 to vest in any earned shares under the Special RSU Grant. The August 2014 amendment to the Amended Employment Agreement added a further price requirement to the $56 and $60 tranches of the special restricted stock unit award. Even if those stock hurdles are achieved during the term of the agreement, that actual number of shares earned will be adjusted downward (according to a schedule attached to the back of the 2014 amendment to the Amended Employment Agreement) if the trading price of the Company’s common stock is below those respective thresholds during the thirty-day trading period ending just prior to December 31, 2017, or the earlier termination of Mr. Goldner’s employment in certain situations.

The Amended Employment Agreement provides that Mr. Goldner will participate in Hasbro’s other long-term incentive programs during the term of his employment and will have an annual long-term equity grant target level equal to four (4) times his annualized base salary for each year beginning in 2015. Prior to the August 2014 amendment the target level was five (5) times his annualized base salary.

Other Compensation

The Amended Employment Agreement provided that the Company increase Mr. Goldner’s annualized based salary from $1,200,000 to $1,300,000 beginning July 1, 2013, and in 2013 Mr. Goldner was eligible to receive a management incentive plan bonus based on a target of one hundred and fifty percent (150%) of his earned base salary. Thereafter Mr. Goldner’s base salary, management incentive bonus target and long-term incentive target will be reviewed in accordance with the Company’s compensation policies for senior executives and will be adjusted to the extent, if any, deemed appropriate by the Compensation Committee of the Company’s Board of Directors.

Post-Employment Restrictions

The Amended Employment Agreement contains certain post-employment restrictions on Mr. Goldner, including:

•	a two-year non-competition provision which prohibits Mr. Goldner from engaging, in any geographical area in which Hasbro is doing business at the time of the termination of his employment, in any business which is competitive with the business of Hasbro as it exists at the time of termination of Mr. Goldner’s employment; and

•	a two-year non-solicitation provision, providing that Mr. Goldner will not (a) solicit or recruit any employee of Hasbro to leave the Company or (b) solicit the business of any clients, customers or accounts of Hasbro.

If Mr. Goldner violates these restrictions and does not cure such violation, the Amended Employment Agreement provides that he will forfeit and pay to Hasbro the Net Proceeds (as defined in the Amended Employment Agreement) obtained with respect to any unvested stock options, restricted stock units, contingent stock performance awards or other equity that had been accelerated in connection with the termination of his employment by Hasbro without Cause (as defined in the Amended Employment Agreement) or by Mr. Goldner for Good Reason (as defined in the Amended Employment Agreement).

40	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

Stock Ownership Guidelines

Our stock ownership and retention guidelines are rigorous.

Stock Ownership Guidelines*
CEO	5X Base Salary
NEOs (other than CEO)	2X Base Salary
*	Base salary, through termination of employment with the Company

An executive has five years to achieve the stock ownership requirement level. Thereafter, during the executive’s employment with the Company they must maintain the required stock ownership. All NEOs are in compliance with the stock ownership guidelines as of Dec. 31, 2015.

Stock Retention Requirement.    To further align our executives’ interests with the long-term interests of shareholders, effective March 1, 2014, the Company adopted amendments to the Hasbro, Inc. Executive Stock Ownership Policy (“Stock Ownership Policy”), which included a requirement to retain 50% of any net shares realized from stock vesting or option exercises until the executive’s required ownership level is satisfied.

Anti-Hedging and Pledging Policies.    The Company has had a longstanding policy in place that prohibits all directors, executive officers and other employees from hedging or pledging any Company securities.

Realized Pay Table

Our shareholders have indicated that realized pay disclosure provides a useful tool in assessing the alignment of pay and performance. For purposes of helping our shareholders see the strong alignment of pay and performance in our executive compensation program, we are showing a comparison of Mr. Goldner’s reported total compensation to realized pay over the prior three years. All figures in the table are in thousands.

The following section of this discussion explains in detail how realized compensation is computed for purposes of this table. The table illustrates that the reported compensation often exceeds the actual, realized compensation for the executive, and this divergence can become greater as the percentage of the executive’s compensation composed of variable performance-based elements increases.

There can be a significant difference between what is reported for a given year in the compensation tables that follow this Compensation Discussion and Analysis as compensation to an executive officer and the value of what the executive actually realizes as compensation in that year or over time. This difference results from the fact that we are required to include in the reported compensation tables the value of equity awards and changes in pension values and nonqualified deferred compensation earnings for our NEOs at values which are impacted by accounting and actuarial assumptions. Realized compensation is not a substitute for reported compensation in evaluating our executive compensation programs, but we believe understanding realized compensation is important in understanding the impact of the performance components and stock price appreciation components of an award on the value of what an executive ultimately realizes or may receive.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	41

Total Realized Compensation is computed by:

Taking the Total Compensation Amount reported in the Summary Compensation Table appearing on page 43 of this Proxy Statement, and making the following adjustments:

•	subtract the grant date accounting values of stock awards and option awards made during the year, as such amounts are reflected in the Stock Awards and Option Awards columns in the Summary Compensation Table for the applicable year;

•	add the value realized on the date of exercise from any actual option exercises by the executive in such year, as such amounts are reflected in the Option Exercises and Stock Vested table for the proxy statement covering that year;

•	add the value of any stock awards which vested or were earned in such year (to the extent the executive has access to such awards and they are not subject to a forced deferral), at the value such stock had on the date of vesting (because contingent stock performance awards are not earned until February of the year following the end of the three-year performance period, any such awards that are earned are reflected in the realized compensation for the year following the end of the applicable performance period); and

•	subtract the year over year change in pension value and nonqualified deferred compensation earnings, as such amounts are reflected in the Summary Compensation Table for that year under the heading Change in Pension Value and NQDC Earnings.

Compensation and Risk Management

As part of structuring the Company’s executive compensation programs, the Committee (A) evaluates the connection between such programs and the risk-taking incentives they engender, to ensure that the Company is incenting its executives to take an appropriate level of business risk, but not excessive risk, and (B) considers any changes in the Company’s risk profile and whether those changes should impact the compensation structure. To achieve this appropriate level of risk taking, and avoid excessive risk, the Committee structures the compensation program to (i) link the performance objectives under all incentive-based compensation to the strategic and operating plans of the Company which are approved by the full Board of Directors, with the Board ensuring that the goals set forth in such plans require significant performance to achieve, but are not so out of reach that they require excessively aggressive behavior to be met, (ii) provide for a balance of shorter-term objectives or exercise periods (such as the annual cash incentive plan objectives) and longer-term objectives or exercise periods (such as the three-year performance period under the contingent stock performance awards and seven-year option terms) to mitigate the risk that short-term performance would be driven at the expense of longer-term performance and shareholder value creation, and (iii) include stock ownership guidelines which require executives to maintain significant equity ownership during their entire career with the Company, thus linking personal financial results for the executives with the investment performance experienced by the Company’s shareholders. In addition to the analysis performed by the Committee, the Committee also had CAP perform a risk assessment of the Company’s executive compensation programs for 2015 and advise on the appropriateness of the levels of risk presented by those programs and the effectiveness of their design to mitigate risk. As a result of its analysis and the work performed by CAP, the Committee believes the Company’s compensation programs promote appropriate, but not excessive, risk taking and are designed to best further the interests of the Company while mitigating risk.

Tax Considerations

Although the Company considers the tax treatment, including the requirements of Code Section 162(m), and the accounting treatment of various forms of compensation in determining the elements of its executive compensation program and, to the extent it is consistent with meeting the objectives of the Company’s executive compensation program, structures such compensation to maximize the ability of the Company to receive a tax deduction for such compensation, the Company feels strongly that maximizing the performance of the Company and its executives is more important than assuring that every element of compensation complies with the requirements for tax deductibility under Section 162(m). The Company selects performance goals under its variable compensation programs that are intended to be objective within the meaning of the Code, such as achieving certain net revenues, operating margin, free cash flow, earnings per share or ROIC goals. However, in certain situations, such as with our targeted retention grants of restricted stock units, the Company may feel a particular goal, such as retaining a key talented individual, is very important to the Company, even though the form of compensation being used is not considered objective within the meaning of the Code or the associated compensation is otherwise not deductible under the requirements of Section 162(m). The Company reserves the right to compensate executives for achievement of such objectives, or to reflect other individual performance measures in an executive’s compensation, even if they do not comply with the requirements of Section 162(m).

42	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

Executive Compensation

The following table summarizes compensation paid by the Company for services rendered during fiscal 2015, fiscal 2014 and fiscal 2013 by any person serving as the Company’s Chief Executive Officer during any part of fiscal 2015, by any person serving as the Company’s Chief Financial Officer during any part of fiscal 2015, and by the three other most highly compensated executive officers of the Company in fiscal 2015 (to the extent that such person was an executive officer during the year in question).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(a)	Bonus	Stock Awards(b)	Option Awards(b)	Non-Equity Incentive Plan Compensation (a)(c)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(d)	All Other Compensation (e)	Total
Brian Goldner(f)	2015	$1,350,000	$ 0	$ 2,887,500	$2,053,289	$3,600,000	$ 39,068	$356,130	$10,285,987
Chairman, President and Chief	2014	$1,300,000	$ 0	$ 7,741,677	$2,798,372	$2,300,000	$185,125	$297,938	$14,623,112
Executive Officer	2013	$1,248,077	$ 0	$21,562,343	$2,421,045	$1,800,000	$ 61,934	$347,327	$27,440,726
Deborah Thomas(g)	2015	$ 633,504	$ 0	$ 857,862	$ 204,960	$ 750,000	$ 3,386	$105,390	$ 2,555,102
Executive Vice President and	2014	$ 554,504	$ 0	$ 726,935	$ 199,090	$ 525,000	$ 66,365	$ 86,780	$ 2,158,674
Chief Financial Officer	2013	$ 527,981	$ 0	$ 878,910	$ 195,359	$ 400,000	$ 8,193	$ 77,193	$ 2,087,636
Duncan Billing(h)	2015	$ 558,957	$ 0	$ 826,730	$ 188,622	$ 650,000	$ 5,131	$ 95,306	$ 2,324,746
Executive Vice President,	2014	$ 522,505	$ 0	$ 721,724	$ 189,830	$ 500,000	$197,195	$ 83,025	$ 2,214,279
Chief Global Operations and	2013	$ 499,423	$ 0	$ 955,901	$ 234,104	$ 400,000	$ 13,886	$ 70,148	$ 2,173,462
Business Development Officer
John Frascotti(i)	2015	$ 698,463	$ 0	$ 901,101	$ 213,529	$1,000,000	$ 2,486	$112,362	$ 2,927,941
President, Hasbro Brands	2014	$ 557,501	$ 0	$ 721,724	$ 189,830	$ 550,000	$ 3,126	$ 86,175	$ 2,108,356
	2013	$ 499,423	$ 0	$ 955,901	$ 234,104	$ 400,000	$ 5,514	$ 70,148	$ 2,165,090
Wiebe Tinga(j)	2015	$ 518,970	$ 0	$ 852,364	$ 202,032	$ 825,000	$ 0	$ 92,354	$ 2,490,720
Executive Vice President and	2014	$ 589,749	$ 0	$ 718,493	$ 191,441	$ 500,000	$461,984	$ 32,453	$ 2,494,120
Chief Commercial Officer
(a)	Includes amounts deferred pursuant to the Company’s 401(k) Plan and Non-qualified Deferred Compensation Plan (the “Deferred Compensation Plan”). Mr. Goldner did not receive a salary increase in 2015. 2015 contained one extra two-week pay period as compared to prior years. Mr. Tinga’s 2015 salary has been converted to U.S. dollars using an average exchange rate over the fiscal year of 1 Euro equals U.S. $ 1.106. Mr. Tinga’s 2014 salary has been converted to U.S. dollars using an average exchange rate over the fiscal year of 1 Euro equals U.S. $1.338.

(b)	Reflects the grant date fair value for stock and option awards to the Named Executive Officers. Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 27, 2015, for a detailed discussion of assumptions used in valuing options and stock awards generally, and see footnote (e) to the following Grants of Plan-Based Awards table for a discussion of certain assumptions used in valuing equity awards made to the NEOs.

In each of the years shown, these executives were granted non-qualified stock options and contingent stock performance awards. Each of Ms. Thomas, Mr. Billing, Mr. Frascotti and Mr. Tinga were granted restricted stock units in 2013, 2014 and 2015. Mr. Goldner received special restricted stock unit grants in 2013 and 2014. Mr. Goldner did not receive any restricted stock unit grants in 2015.

The grant date fair values included in the table of the contingent stock performance awards, and for Mr. Goldner, the 2013 and 2014 tranches of his special RSU award, have been calculated based on the probable outcomes under such awards (assumed to be realization of the target values of such awards). If it were assumed that the maximum amount payable under each of the contingent stock performance awards were paid, which maximum is 200% of the target value, then the grant date fair values included under the stock award column for each of the Named Executive Officers for performance shares in 2015, would have been as follows: Mr. Goldner $5,775,000, Ms. Thomas $1,135,086, Mr. Billing $1,122,856, Mr. Frascotti $1,201,180 and Mr. Tinga $1,136,444. This is in addition to the grant date value of restricted stock units.

(c)	For Messrs. Goldner, Billing, Frascotti and Tinga these amounts consist entirely of the management incentive awards earned by such executives under the Company’s 2014 Senior Management Annual Performance Plan for the applicable year. For Ms. Thomas these amounts consist entirely of the management incentive awards earned under the Company’s Performance Rewards Plan for the applicable year.

(d)	The amounts reflected in this table primarily consist of the change in pension value during fiscal 2015, fiscal 2014 and fiscal 2013 for each Named Executive Officer. The change in pension value in 2015 was a decrease of $13,724 for Ms. Thomas, a decrease of $29,425 for Mr. Billing and a decrease of $212,956 for Mr. Tinga. For purposes of computing the 2015 amounts in the table these values were reflected at $0.

The amounts reflected in this table also include the following amounts which were earned on balances under the Supplemental Plan and are considered above market, as the Company paid interest on account balances at a rate of 5.2%, when 120% of the applicable long-term rate was 4.6%:

2015
Brian Goldner	$23,248
Deborah Thomas	$3,386
Duncan Billing	$5,131
John Frascotti	$2,486
Wiebe Tinga	$—

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	43

Does not include the following aggregate amounts, in fiscal 2015, fiscal 2014 and fiscal 2013 respectively, which were earned by the executives on the balance of (i) compensation previously deferred by them under the Deferred Compensation Plan and (ii) amounts previously contributed by the Company to the executive’s account under the Supplemental Plan (401(k)):

	2015	2014	2013
Brian Goldner	$187,521	$242,513	$323,543
Deborah Thomas	$20,093	$43,605	$67,877
Duncan Billing	$46,673	$36,923	$107,730
John Frascotti	$27,480	$22,608	$17,878
Wiebe Tinga	$—	$—	$—

Earnings on compensation previously deferred by the executive officers and on the Company’s prior contributions to the Supplemental Plan do not exceed the market returns on the relevant investments which are earned by other participants selecting the same investment options.

For fiscal 2015, most of the Named Executive Officers experienced a decrease in the present value of their pension benefits versus the previous fiscal year, 2014. This was primarily due to changes in currency exchange rates and the discount rate.

(e)	Includes the following amounts, for fiscal 2015, 2014 and 2013 respectively, paid by the Company for each Named Executive Officer in connection with a program whereby certain financial planning, legal and tax preparation services provided to the individual are paid for by the Company:

	2015	2014	2013
Brian Goldner	$27,630	$18,938	$50,000
Deborah Thomas	$1,125	$875	$875
Duncan Billing	$—	$—	$—
John Frascotti	$—	$—	$—
Wiebe Tinga	$24,230	$32,453	$—

The figure for Mr. Goldner in 2015 includes amounts incurred in prior years which had not previously been reimbursed by the Company.

Includes matching charitable contributions made in the name of Mr. Goldner of 5,000 for 2015, $7,500 for 2014 and $5,000 for 2013.

The figure for Mr. Tinga in the table above includes an unemployment contribution in 2015 of $832.91 (the contribution was made in Euros but has been converted to US dollars using an average exchange rate over the fiscal year of 1 Euro equals 1.106 USD).

All Other Compensation for Mr. Tinga also includes a cash payment equal to $68,123.45 (converted from Euros using an exchange rate of 1 Euro equals 1.106 USD), reflecting 17.85% of the amount by which his ending base salary is above the new pension cap of 100,000 Euros to compensate him for the loss of pension value as a result of legislative changes in the Netherlands which cap the pensionable salary at 100,000 Euros. Mr. Tinga is required to pay all taxes on this annual cash payment.

Includes the Company’s matching contribution to each individual’s savings account, the annual company contribution, as well as the annual transition contribution, if applicable, for each individual under the 401(k) Plan and the Supplemental Plan, such amounts as follows:

	2015	2014	2013
Brian Goldner	$328,500	$279,000	$292,327
Deborah Thomas	$104,265	$85,905	$76,318
Duncan Billing	$95,306	$83,025	$70,148
John Frascotti	$112,362	$86,175	$70,148
Wiebe Tinga	$—	$—	$—

These amounts are in part contributed to the individual’s account in the 401(k) Plan and, to the extent in excess of certain Code maximums, deemed allocated to the individual’s account in the Supplemental Plan (401(k)).

(f)	Mr. Goldner became President and Chief Executive Officer of the Company on May 22, 2008 and Chairman on May 21, 2015.

(g)	Ms. Thomas became Executive Vice President and Chief Financial Officer in March 2013. Prior thereto Ms. Thomas served as Senior Vice President and Chief Financial Officer since May 2009. Prior thereto Ms. Thomas was Senior Vice President and Head of Corporate Finance.

(h)	Mr. Billing became Executive Vice President, Chief Global Operations and Business Development Officer in 2014. Prior thereto Mr. Billing served as Executive Vice President and Chief Development Officer since 2013. Prior thereto Mr. Billing served as Global Chief Development Officer since 2008.

(i)	Mr. Frascotti became President, Hasbro Brands in 2014. Prior thereto Mr. Frascotti served as Executive Vice President and Chief Marketing Officer since 2013. Prior thereto Mr. Frascotti serviced as Global Chief Marketing Officer since 2008.

(j)	Mr. Tinga became Executive Vice President and Chief Commercial Officer in 2013. Prior thereto Mr. Tinga served as President, North America since 2012. Mr. Tinga’s base salary and certain elements of All Other Compensation are established and paid in Euros. The dollar figures in this table for salary and certain elements of All Other Compensation have been converted from Euros to dollars at the computed monthly average exchange rate over 2015 of 1 Euro equals $1.106.

44	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

The following table sets forth certain information regarding grants of plan-based awards for fiscal 2015 to the Named Executive Officers.

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(e)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brian Goldner	2/4/2015(a)		$2,025,000	$4,050,000
	2/11/2015(b)				23,373	46,746	93,492				$2,887,500
	2/11/2015(c)								210,378	$61.77	$2,053,289
Deborah Thomas	2/4/2015(a)	$266,072	$443,453	$1,330,358
	2/11/2015(b)				4,594	9,188	18,376				$567,543
	2/11/2015(d)							4,700			$290,319
	2/11/2015(c)								21,000	$61.77	$204,960
Duncan Billing	2/4/2015(a)		$391,270	$1,676,871
	2/11/2015(b)				4,545	9,089	18,178				$561,428
	2/11/2015(d)							4,295			$265,302
	2/11/2015(c)								19,326	$61.77	$188,622
John Frascotti	2/4/2015(a)		$558,770	$2,095,389
Grant Date	2/11/2015(b)				4,862	9,723	19,446				$600,590
	2/11/2015(d)							4,865			$300,511
	2/11/2015(c)								21,878	$61.77	$213,529
Wiebe Tinga	2/4/2015(a)		$363,279	$1,556,910
	2/11/2015(b)				4,600	9,199	18,398				$568,222
	2/11/2015(d)							4,600			$284,142
	2/11/2015(c)								20,700	$61.77	$202,032
(a)	For Messrs. Goldner, Billing, Frascotti and Tinga these management incentive awards were made pursuant to the Company’s 2014 Senior Management Annual Performance Plan. For Ms. Thomas, the management incentive plan awards were made pursuant to the Company’s 2015 Performance Rewards Plan. Mr. Tinga’s Maximum Estimated Possible Payout Under Non-Equity Incentive Plan Awards has been calculated using the computed monthly average exchange rate over 2015 of 1 Euro equals $1.106.

(b)	All of these contingent stock performance awards were granted pursuant to the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”). These awards provide the recipients with the ability to earn shares of the Company’s Common Stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”), cumulative net revenue (“Revenues”) and average return on invested capital (“ROIC”) targets over a three-year period beginning January 2015 and ending December 2017 (the “Performance Period”). Each Stock Performance Award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS and Revenues targets set for the Performance Period. The grant date fair values for the contingent stock performance awards were based on the average of the high and low trading prices on the date of grant of these awards, which was $61.77 per share on February 11, 2015.

(c)	All of these options were granted pursuant to the 2003 Plan. These options are non-qualified, were granted with an exercise price equal to the average of the high and low sales prices of the Company’s common stock on the date of grant, and vest in equal annual installments over the first three anniversaries of the date of grant. Awards may be eligible for accelerated vesting in connection with a change-in-control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control; Employment Agreements”.

(d)	All of these restricted share units were granted pursuant to the 2003 Plan. These units cliff vest on the third anniversary of the date of grant. Awards may be eligible for accelerated vesting in connection with a change-in-control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control; Employment Agreements”. The grant date fair values for the restricted stock unit awards were based on $61.77 per share, as is described in footnote (b).

(e)	The fair value of option grants for the NEOs were determined using standard application of the Black-Scholes option pricing model using the following weighted average assumptions: volatility 23.4%, dividend yield 2.98% and a risk free interest rate of 1.53% based on an estimated option life of approximately five years. The fair value of option grants does not take into account risk factors such as non-transferability and limits on exercisability. In assessing the fair value of option grants indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on an option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, and the extent if any, by which such market value exceeds the exercise price on the date of exercise.

Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 27, 2015, for a detailed discussion of the assumptions used in valuing these options and stock awards.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	45

The following table sets forth information for equity awards held by the named individuals as of the end of the Company’s 2015 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

							Stock Awards
	Option Awards						Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(m)
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Brian Goldner
										89,543(e)	$ 6,054,898
										67,149(f)	$ 4,540,615
										46,746(g)	$ 3,160,965
										467,976(h)	$31,644,537
										119,318(i)	$ 8,068,283
	400,000	0		—	$38.40	3/25/2017
	93,500	0		—	$41.14	6/30/2017
	205,656	0		—	$45.66	2/8/2018
	408,164	0		—	$36.14	2/7/2019
	211,537	105,769	(j)	—	$47.21	4/23/2020
	100,734	201,466	(k)	—	$52.11	2/12/2021
	0	210,378	(l)	—	$61.77	2/12/2022
Deborah Thomas
										16,492(e)	$ 1,115,189
										9,250(f)	$ 625,485
										9,188(g)	$ 621,293
							4,000	(a)	$270,480
							5,633	(b)	$380,903
							4,700	(c)	$317,814
							4,700	(d)	$317,814
	21,668	0		—	$36.14	2/7/2019
	8,535	8,535	(j)	—	$47.21	4/23/2020
	7,167	14,333	(k)	—	$52.11	2/12/2021
	0	21,000	(l)	—	$61.77	2/12/2022
Duncan Billing
										17,145(e)	$ 1,159,345
										9,250(f)	$ 625,485
										9,089(g)	$ 614,598
							4,000	(a)	$270,480
							6,750	(b)	$456,435
							4,600	(c)	$311,052
							4,295	(d)	$290,428
	20,455	10,227	(j)	—	$47.21	4/23/2020
	6,834	13,666	(k)	—	$52.11	2/12/2021
	0	19,326	(l)	—	$61.77	2/12/2022
John Frascotti
										17,145(e)	$ 1,159,345
										9,250(f)	$ 625,485
										9,723(g)	$ 657,469
							4,000	(a)	$270,480
							6,750	(b)	$456,435
							4,600	(c)	$311,052
							4,865	(d)	$328,971
	36,170	0		—	$45.66	2/8/2018
	65,000	0		—	$36.14	2/7/2019
	20,455	10,227	(j)	—	$47.21	4/23/2020
	6,834	13,666	(k)	—	$52.11	2/12/2021
	0	21,878	(l)	—	$61.77	2/12/2022
Wiebe Tinga
										14,586(e)	$ 986,305
										9,188(f)	$ 621,293
										9,199(g)	$ 622,036
							4,000	(a)	$270,480
							5,742	(b)	$388,274
							4,600	(c)	$311,052
							4,600	(d)	$311,052
	28,844	0		—	$45.66	2/8/2018
	25,000	0		—	$36.14	2/7/2019
	20,006	10,003	(j)	—	$47.21	4/23/2020
	6,892	13,782	(k)	—	$52.11	2/12/2021
	0	20,700	(l)	—	$61.77	2/12/2022
(a)	Comprised of restricted stock units granted on July 28, 2011 which cliff vest on the five-year anniversary of the date of grant, provided the recipient continued employment with the Company through that date.

46	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

(b)	Comprised of restricted stock units granted on April 24, 2013 which cliff vest on the three-year anniversary of the date of grant provided the recipient continued employment with the Company through that date.

(c)	Comprised of restricted stock units granted on February 12, 2014 which cliff vest on the three-year anniversary of the date of grant provided the recipient continued employment with the Company through that date.

(d)	Comprised of restricted stock units granted on February 11, 2015 which cliff vest on the three-year anniversary of the date of grant provided the recipient continued employment with the Company through that date.

(e)	These contingent stock performance awards granted in April 2013, are reflected at 127% of the target number of shares for such awards. The performance period for those awards ended at the end of December 2015, but the awards were not actually earned by the recipients until February 2016, following certification of the Company’s financial performance under these awards at a level which yielded a payout of 127% of target.

(f)	These contingent stock performance awards granted in February 2014, are reflected at the target number of shares for such awards, even though the performance period will not end until December 2016 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(g)	These contingent stock performance awards granted in February 2015, are reflected at the target number of shares for such awards, even though the performance period will not end until December 2017 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(h)	These restricted share units granted in April 2013, are reflected at the target number of shares, even though the performance period will not end until December 2017, vesting is contingent on remaining employed through December 31, 2017 and on meeting four stock price hurdles; (all of which have been achieved as of December 27, 2015), and for the last two of the four hurdles, the ultimate shares earned are also a function of the stock price for the thirty trading days immediately prior to December 31, 2017; therefore, there is no assurance that the target amounts will be earned under these awards.

(i)	These restricted share units granted in February 2014, are reflected at the target number of shares, even though the performance period will not end until December 2017 and vesting is contingent on remaining employed through December 31, 2017 and on meeting four stock price hurdles (all of which have been achieved as of December 27, 2015), and for the last two of the four hurdles, the ultimate shares earned are also a function of the stock price for the thirty trading days immediately prior to December 31, 2017; see (h) above.

(j)	These options will vest on April 24, 2016, subject to the optionee’s continued employment with the company through that date.

(k)	One third of these options vested on February 12, 2015, and the remaining options will vest in two equal installments on February 12, 2016 and February 12, 2017, subject to the optionee’s continued employment with the company through those dates.

(l)	One third of these options will vest on each of February 11, 2016, February 11, 2017 and February 11, 2018, subject to the optionee’s continued employment with the company through those dates.

(m)	The amounts were computed by multiplying the number of shares by the closing share price of $67.62 on December 24, 2015, the last trading day of the Company’s 2015 fiscal year.

The following table sets forth information concerning aggregate option exercises, vesting of restricted stock and stock earned pursuant to contingent stock performance awards during the 2015 fiscal year for the Named Executive Officers. Contingent stock performance awards earned in February 2016 for the 2013-2015 performance period are not reflected in this table and will be reflected in next year’s table.

Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (# Exercisable)	Value Realized On Exercise ($)
			Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Brian Goldner	363,703	$14,169,587	0	$ 0
Deborah Thomas	0	$ 0	7,500	$600,863
Duncan Billing	57,837	$ 1,391,607	7,500	$600,863
John Frascotti	31,602	$ 1,307,533	7,500	$600,863
Wiebe Tinga	40,000	$ 1,215,446	7,500	$600,863

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The following table sets forth information regarding each of the NEOs’ years of credited service and accrued pension benefits with the Company under plans providing specified retirement payments and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and non-qualified defined contribution plans. Information is provided as of the plans’ measurement dates used for financial reporting purposes for the Company’s 2015 fiscal year.

Retirement Plan Annual Benefits and Payments

Name	Plan Name	Number of Years of credited Service (#)	Present Value of Accrued Benefit Payable at Normal Retirement ($)(a)	Payments During the Last Fiscal Year($)
Brian Goldner	Qualified Plan	8.00	$ 158,947	$ 0
	Supplemental Plan	8.00	$1,215,707	$ 0
Deborah Thomas	Qualified Plan	9.00	$ 177,873	$ 0
	Supplemental Plan	9.00	$ 98,974	$ 0
Duncan Billing	Qualified Plan	16.00	$ 401,591	$ 0
	Supplemental Plan	16.00	$ 661,981	$ 0
John Frascotti(b)	Qualified Plan	n/a	n/a	n/a
Wiebe Tinga(c)	Hasbro B.V. Pension Plan	20.17	$1,528,719	$ 0
(a)	The “Present Value of Accrued Benefit” is the lump-sum value as of December 27, 2015 of the annual pension benefit earned as of December 27, 2015 payable under a plan for the executive’s life beginning on the date in which the NEO may commence an unreduced pension under the respective plan, reflecting credited service and five-year average compensation as of the plan freeze date of December 31, 2007 for the Pension and Supplemental Plans, and current statutory benefit and pay limits as applicable. Certain assumptions were used to determine the lump-sum values and are outlined below. These assumptions are consistent with those used for financial statement purposes, except that the NEO is assumed to continue to be employed until the assumed retirement age (i.e., there will be no assumed termination for any reason, including death or disability). The assumptions are as follows: (i) measurement date is December 27, 2015, (ii) it is assumed that 65% of participants will elect a lump sum payment and 35% will elect an annuity under the Pension Plan and the Supplemental Plan, (iii) the discount rate is assumed to be 4.60% for the Pension Plan and 4.46% for the Supplemental Plan, (iv) the lump sum interest rate is assumed to be 4.60% for the Pension Plan and the Supplemental Plan, (v) for mortality (post-commencement) the sex-distinct RP-2014 mortality table with mortality improvements from the base year using the two dimensional, generational Scale BB projection table, for benefits paid as annuities and the IRS table promulgated in Revenue Ruling 2007-67 for benefits paid as lump sums, (vi) the earliest unreduced retirement age is age 65 for the plans prior to the January 1, 2000 amendment, and age 55 for the plans following such amendment and (vii) all values are estimates only; actual benefits will be based on data, pay and service at the time of retirement.

(b)	The Pension Plan was frozen prior to Mr. Frascotti joining the Company

(c)	For Mr. Tinga, the material assumptions used in determining the “Present Value of Accrued Benefit” of the Netherlands Pension Plan benefits are (i) a discount rate of 2.20% (ii) for mortality (post-commencement) the AG Prognosetafel 2014 table with adjustment tables HM, and (iii) assumed retirement at the earliest age to receive unreduced benefits, or age 65 for benefits accrued through December 31, 2014 and age 67 for benefits accrued after January 1, 2015. The assumptions used are consistent with those used for financial statement purposes, except that the Named Executive Officer is assumed to continue to be employed until the assumed retirement age. The Netherlands Pension Plan amounts are converted from Euros to U.S. dollars using a year-end exchange rate of 1 Euro equals U.S. $1.096.

Description of Pension Plans

The Company sponsors the Hasbro, Inc. Pension Plan (the “Pension Plan”) and the Supplemental Benefit Plan (the “Supplemental Plan”) for substantially all of its U.S. employees. The Pension Plan provides funded, tax-qualified benefits subject to the limits on compensation and benefits applicable under the Internal Revenue Code. Except for John Frascotti, who joined the Company on January 21, 2008, after the Pension Plan benefits had been frozen, and Wiebe Tinga, who participates in the Netherlands Pension Plan, all of the other NEOs participate in the Pension and Supplemental Plans.

The Company does not have a policy of granting any additional years of benefit service beyond the definition of benefit service within the plans identified above. A year of benefit service is earned for each year in which an employee completes at least 1,000 hours of service for the Company.

Benefits earned under the Pension Plan, the Supplemental Plan (Pension) and the Expatriate Plan were frozen effective December 31, 2007. Effective January 1, 2008, the Company amended its 401(k) Plan to include an additional annual Company contribution targeted at 3% of an employee’s base salary and bonus, which is in addition to the pre-existing Company matching formula. In addition, for eligible employees meeting certain age and service requirements, there was an additional annual transition contribution ranging from 1% to 9% of the employees’ base salary and bonus during the years 2008 through 2012. Annual contributions in excess of IRS limits are provided on a nonqualified plan basis in the Supplemental Plan (401(k)).

48	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

U.S. Pension Plan

Effective January 1, 2000, the Company amended the Pension Plan as part of an overall redesign of its retirement programs. The January 1, 2000 amendments to the Pension Plan implemented a number of changes. Among the significant changes, the amendments to the Pension Plan provided for a lump sum benefit or an annual benefit, both determined primarily on the basis of average compensation and actual years of service (previously years of service in excess of 30 years were excluded). Another aspect of the amendments made the benefits under the Pension Plan portable after five years of service with the Company.

Until January 1, 2007, employees working for the Company at the time of the January 1, 2000 amendments received the greater of the benefit provided by the unamended plan and the benefit provided by the amended plan. For such employees retiring on or after January 1, 2007, to compute their benefits the Company determines what the employee’s benefits would have been under the Pension Plan, prior to the amendment, as of December 31, 2006. If the benefits under the Pension Plan, prior to the amendment, are higher than the benefits provided for such employee under the Pension Plan following the amendment, the employee’s pension benefits are computed by adding the benefits accrued under the unamended plan, as of December 31, 2006, to the benefits accrued under the plan, as amended, for periods of service after January 1, 2007. For employees joining the Company after January 1, 2000, benefits will only be computed with respect to the Pension Plan as amended. Mr. Goldner was hired after January 1, 2000 and, therefore, is covered only by the amended Pension Plan.

Prior to the January 1, 2000 amendment the annual annuity under the Pension Plan was computed as follows: (I) (A) 50% of the person’s five-year average compensation was reduced by (B) X% of the lesser of (i) the person’s three-year average compensation and (ii) the person’s social security covered compensation, and (II) the resulting amount was then multiplied by the ratio of years of benefit service (not to exceed 30) over 30. For purposes of computing benefits in this formula X equals: (i) 22.5 if the social security retirement age is 65, (ii) 21.0 if the social security retirement age is 66 and (iii) 19.5 if the social security retirement age is 67.

If benefits commenced prior to age 65, (A) and (B) above were adjusted separately for early commencement as follows: (A) is reduced by 4% per year until age 50 and on an actuarially equivalent basis thereafter and (B) is reduced 5/9th of 1% for the first 60 months commencement precedes social security retirement age and 5/18th of 1% for the next 60 months. Thereafter, (B) is reduced on an actuarially equivalent basis. In all cases, X above equals 22.5% for early commencement of benefits.

Following the January 1, 2000 amendment annual annuity benefits under the Pension Plan are computed as follows: (I) (A) 2/3 of 1% of the person’s five-year average compensation is added to (B) 1/3 of 1% of the person’s five-year average compensation in excess of the social security taxable wage base and the resulting amount is multiplied by (II) the person’s years of benefit service. Under the amended plan, benefits commencing prior to age 55 are reduced 1/4th of 1% for each month commencement precedes age 55, with a maximum reduction of 75%.

For purposes of the computations set forth above under the Pension Plan, “five-year average compensation” equals the highest consecutive five years of compensation during the last ten years, while “three-year average compensation” equals the three most recent years during the same five-year period. Compensation includes salary, non-equity incentive plan payments and any additional cash bonus (in the year paid) as well as tax-qualified elective deferrals and excludes equity based compensation, sign-on or retention bonuses and other forms of non-cash compensation that may be taxable to the executive. Compensation is subject to the maximum limits imposed under the Code (which were $225,000 for 2007, the last year that compensation was considered under the plan).

Participants may elect to receive benefits as a lump sum payment or one of the annuity forms of payment available under the Pension Plan. Because the plan provides for a lump sum payment, benefits may commence at any age after termination, once vested (generally after five years of benefit service). For early commencement, the comparison of benefits under the amended and unamended formulae is determined based on the reduced benefit under each formula at the commencement age.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

Supplemental Plan (Pension)

The Supplemental Plan provides benefits determined under the same benefit formula as the Pension Plan, but without regard to the compensation and benefit limits imposed by the Code. For determination of Supplemental Plan benefits, compensation deferred into the Non-qualified Deferred Compensation Plan is included in the year of deferral. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan. The Supplemental Plan benefits are not tax-qualified and are unfunded.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

Netherlands Pension Plan

Mr. Tinga participates in the Hasbro B.V. Pension Plan in the Netherlands (the “Netherlands Pension Plan”). The Netherlands Pension Plan provides benefits to all employees in service of Hasbro B.V. that are at least 21 years of age. Upon becoming a member of the Netherlands Pension Plan on January 1, 1997, an additional payment was made to the plan granting Mr. Tinga an additional one year and two months of credited service, changing his credited service date to November 1, 1995.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	49

Effective January 1, 2006, the plan was amended and became a career average pay plan with an annual accrual rate of 1.3% of Pension Base for each year of service. As of January 1, 2015, the plan has been further amended, increasing the annual accrual rate to 1.47% of Pension Base for each year of service from January 1, 2015 to retirement. Accrued benefits are conditionally indexed each year for active employees. Increases of 2% have been granted in each year, except in 2006 when there were no increases granted. Benefits are provided in the form of an annuity with 70% payable to the spouse or partner upon the participant’s death.

Prior to the January 1, 2006 amendment, the plan was a final average pay plan with an formula equal to 1.25% of final average Pension Base per year of service. The final average pay benefits were frozen as of December 31, 2005, with indexation applied from this date as described above.

The Pension Base is defined as Pensionable Salary minus the Offset, where Pensionable Salary is 12 times fixed monthly salary plus holiday allowance plus 13th month salary and the Offset is equal to 100/70 times the state old age pension for a married person. Effective January 1, 2015, as a result of legislative changes in the Netherlands, the annual Pensionable Salary is capped. The cap for 2015 is EUR 100,000. Prior to this date Mr. Tinga’s Pensionable Salary under the plan was not capped. Beginning in 2015, Mr. Tinga is eligible for an annual cash payment equal to 17.85% of the amount by which his ending base salary is above the new pension cap of 100,000 Euros to compensate him for the loss of pension value as a result of legislative changes in the Netherlands which cap the pensionable salary at 100,000 Euros. Mr. Tinga is required to pay all taxes on this annual cash payment. The 17.85% make up payment is payable until the earlier of Mr. Tinga’s termination of employment or age 65.

Credited service in the plan is defined as all years and completed months of service up to the date of retirement, with a maximum of 40 years (for participants who joined the plan prior to January 1, 2008) and 44 years for new participants. Effective January 1, 2015, the maximum credited service was increased to 42 years (for employees who joined the plan prior to January 1, 2008) and 46 years for new participants. A new participant with accrued pension benefits at a former employer can transfer their pension benefits into the Netherlands Pension Plan and get additional benefits beyond the plan definition.

Effective January 1, 2015, as a result of legislative changes in the Netherlands, the normal retirement age of the plan changed to age 67. Prior to this date, the normal retirement age under the plan was age 65. The pension benefits accrued through December 31, 2014 are guaranteed as unreduced from age 65 and are actuarially increased for retirement after age 65. Plan members are eligible for early retirement from age 55; however benefits are reduced for early commencement and the participant must officially request early retirement six months before the desired retirement date.

The following table provides information with respect to fiscal 2015 for each of the NEOs regarding defined contribution plans and other plans which provide for the deferral of compensation on a basis that is not tax-qualified.

Non-Qualified Deferred Compensation and Other Deferred Compensation

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(a)	Registrant Contributions in Last Fiscal Year ($)(a)	Aggregate Earnings in Last Fiscal Year ($)(b)	Aggregate Withdrawals/ Distributions ($)(b)	Aggregate Balance at Last Fiscal Year End ($)(c)
Brian Goldner	Nonqualified Deferred Compensation Plan Supplemental Savings Plan	$102,136 —	— $304,650	$ 15,322 $172,199	— —	$1,184,493 $3,764,825
Deborah Thomas	Nonqualified Deferred Compensation Plan	$209,056	—	$ (5,082)	$(110,815)	$ 521,015
	Supplemental Savings Plan	—	$ 80,415	$ 25,175	—	$ 591,479
Duncan Billing	Nonqualified Deferred Compensation Plan Supplemental Savings Plan	$296,247 —	— $ 71,456	$ 8,651 $ 38,022	— —	$ 734,888 $ 836,140
John Frascotti	Nonqualified Deferred Compensation Plan	$173,739	—	$ 8,925	—	$ 376,965
	Supplemental Savings Plan	—	$ 88,512	$ 18,555	—	$ 468,648
Wiebe Tinga	Nonqualified Deferred Compensation Plan Supplemental Savings Plan	— —	— —	— —	— —	— —
(a)	Both the executive and registrant contributions above are also disclosed in the preceding Summary Compensation Table as either salary, non-equity incentive plan compensation or under all other compensation, as applicable. Registrant contributions earned during 2015 and credited to the account during 2015 as well as executive contributions on amounts earned during 2015 but paid in 2016 are included in the table above.

(b)	The aggregate earnings in the last fiscal year include earnings on amounts deferred by the individual in years prior to fiscal 2015.

(c)

Includes registrant and executive contributions on amounts earned during 2015 but credited during 2016. In addition to the amounts contributed for 2015, the amounts below were reported as compensation in prior Summary Compensation Tables (Mr. Goldner has had his compensation for fiscal

50	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

2000 forward reported as a Named Executive Officer in the Company’s previous proxy statements, Ms. Thomas had her compensation for fiscal 2009 forward reported as a Named Executive Officer, and Mr. Billing and Mr. Frascotti have had their compensation for fiscal 2008 forward reported in the Company’s proxy statements).

Brian Goldner	$3,613,699
Deborah Thomas	$325,551
Duncan Billing	$548,100
John Frascotti	$495,491
Wiebe Tinga	$—

Amounts included in the “Non-qualified Deferred Compensation” table above consist of executive deferrals and registrant contributions under the Supplemental Plan and the Non-qualified Deferred Compensation Plan, each of which are described below.

Supplemental Plan (401(k))

Each of the Named Executive Officers other than Mr. Tinga participated in the Supplemental Plan. All registrant contributions reflected in the preceding table were allocated to the Supplemental Plan. Elective deferrals are not permitted under the Supplemental Plan. Account balances received interest at the rate of 5.20% per year for 2015. This rate reflects the 2015 return, less an allowance for certain expenses, paid by the insurance companies providing this corporate owned life insurance product to Hasbro. Matching contributions are fully vested at all times while the annual Company and transition contributions are subject to a 3-year vesting requirement, however remaining benefits are subject to forfeiture for violations of non-competition or confidentiality obligations or for termination due to certain criminal acts involving Company property. Benefits under the Supplemental Plan are payable as a lump sum upon termination of employment (including retirement and death), subject to a six-month waiting period under Code Section 409A, as applicable.

As is noted in the description of Pension Plans set forth in the preceding pages, effective January 1, 2008, this plan was expanded to include new program employer contributions in excess of IRS limits.

Non-qualified Deferred Compensation Plan

The Company’s Non-qualified Deferred Compensation Program is available to all of the Company’s U.S. based employees who are in band 40 (director level) or above and whose base compensation is equal to or greater than $120,000 for 2015, including the Named Executive Officers. Participants may defer up to 75% of their base salary and 85% of the awards they are paid under the Company’s non-equity incentive plans. Participant account balances are credited with earnings based on the participant’s selection from the list of investments offered in the plan. The fixed rate option was added to the plan effective July 21, 2009. The allocation of investments may be changed as often as daily, with the exception of the Hasbro Stock Fund and the fixed rate option. Selection of the Company Stock Fund and the fixed rate option is made once per year and becomes effective the following January.

Rates of return earned (lost) by the Named Executive Officers are the same as the rates of return earned (lost) by other participants selecting the same investment choices. As such, the Company does not consider these rates of return to be “above-market” within the meaning of the rules of the United States Securities and Exchange Commission.

Generally, account balances under the plan may be paid as a lump sum or in installments over a five, ten or fifteen-year period following the termination of employment, except amounts designated as short-term payouts which are payable at a pre-selected date in the future. Account balances may be distributed prior to retirement in the event of a financial hardship, but not in excess of the amount needed to meet the hardship.

Potential Payments Upon Termination or Change in Control; Employment Agreements

The following table provides information as to the value of incremental payments and other benefits that would have been received by the NEOs upon a termination of their employment with the Company due to various types of situations, including upon a change in control of the Company, assuming such termination and change in control had taken place on December 24, 2015 (the last business day of the Company’s 2015 fiscal year). The benefits reflect the closing price of the Company’s Common Stock of $67.62 on December 24, 2015, where appropriate, except that in the case of a Change in Control, for equity grants made prior to January 1, 2013 the benefits reflect a price of $79.93 per share (which was the highest sale price during the sixty days prior to December 24, 2015, as computed in accordance with the Company’s equity compensation plans). Following these tables is a narrative description of the plans and agreements pursuant to which these payments and benefits are payable.

In addition to the benefits detailed in the following tables, the NEOs are eligible to receive vested benefits under the Company’s pension plans and deferred compensation plans, to the extent applicable, which are quantified in the preceding tables in this Proxy Statement, as well as benefits under stock options held by such executive officers which are vested and exercisable as of the date of their termination. In addition, the NEOs are eligible to participate in the Company’s post-retirement life insurance program, which is available to all salaried employees.

The NEOs would not receive any incremental payments or other benefits if they voluntarily resigned from the Company or were involuntarily terminated by the Company for cause.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	51

Name	No Change in Control			Change in Control
	Involuntary Termination(a)	Death or Disability	Retirement(b)	No Termination	Involuntary Termination in connection with a change in control(c)
Brian Goldner
Cash Severance	$6,500,000	$0		$0	$6,579,231
FY 2015 Bonus	$3,600,000	$3,600,000		$0	$3,600,000
Pension(d)	$0	$0		$0	$144,129
Other Benefits(e)	$56,706	$0		$0	$76,559
Accelerated Equity(f)	$41,102,399	$59,983,000		$0	$56,352,620

Total Incremental Benefits	$51,259,105	$63,583,000	n/a	$0	$66,752,539
Deborah Thomas
Cash Severance	$650,000	$0		$0	$2,210,000
FY 2015 Bonus	$0	$0		$0	$0
Pension(d)	$0	$0		$0	$0
Other Benefits(e)	$22,159	$0		$0	$22,159
Accelerated Equity(f)	$0	$3,125,643		$319,720	$4,217,572

Total Incremental Benefits	$672,159	$3,125,643	n/a	$319,720	$6,449,731
Duncan Billing
Cash Severance	$545,910	$0	$0	$0	$1,856,094
FY 2015 Bonus	$0	$0	$0	$0	$0
Pension(d)	$0	$0	$0	$0	$0
Other Benefits(e)	$31,978	$0	$0	$0	$31,978
Accelerated Equity(f)	$0	$3,237,127	$2,464,579	$319,720	$4,310,813

Total Incremental Benefits	$577,888	$3,237,127	$2,464,579	$319,720	$6,198,885
John Frascotti
Cash Severance	$740,000	$0		$0	$2,664,000
FY 2015 Bonus	$0	$0		$0	$0
Pension(d)	$0	$0		$0	$0
Other Benefits(e)	$36,353	$0		$0	$36,853
Accelerated Equity(f)	$0	$3,277,448		$319,720	$4,407,156

Total Incremental Benefits	$776,353	$3,277,448	n/a	$319,720	$7,108,009
Wiebe Tinga
Cash Severance(g)	$2,268,723	$0	$0	$0	$1,777,210
FY 2015 Bonus	$0	$0	$0	$0	$0
Pension(d)	$0	$0	$0	$0	$0
Other Benefits(e)	$75,000	$0	$0	$0	$114,128
Accelerated Equity(f)	$0	$3,014,260	$2,464,579	$319,720	$4,098,747

Total Incremental Benefits	$2,343,723	$3,014,260	$2,464,579	$319,720	$5,990,085
(a)	“Involuntary Termination” means termination by the Company without Cause, and for Mr. Goldner only, termination by the executive for Good Reason.

(b)	As of December 27, 2015, Mr. Billing and Mr. Tinga qualify for early retirement and accelerated vesting of a portion of their equity awards.

(c)	“Involuntary Termination” means termination by the Company without Cause or termination by the executive for Good Reason.

(d)	Represents the additional age credit in connection with a change in control under Mr. Goldner’s employment agreement. In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan (and Mr. Goldner’s employment agreement, as in effect at the end of fiscal 2015), including both pension and deferred compensation, are subject to forfeiture.

(e)	Under Mr. Tinga’s employment agreement, should he be terminated involuntarily by the Company for reasons other than cause, the Company will pay for the most direct economy class airfare for himself and his partner to return to their point of origin in The Netherlands. Additionally, the Company would provide for the shipping and transportation of all personal affects. The value of these costs have been estimated at $75,000. Under a change in control, other benefits include the Company’s cost of continued health and welfare benefits coverage and outplacement services.

(f)	Includes the value of accelerated equity awards pursuant to the terms of the plan, award agreement or individual employment or change in control agreement, as applicable, and summarized below. For awards whose vesting is based on actual performance, the calculations assume a target level of performance is achieved.

(g)	Under Involuntary Termination, assumes Mr. Tinga is provided severance benefits under Dutch employment law standards. The value of Mr. Tinga’s cash severance benefits have been converted from Euros to dollars at a computed exchange rate of 1 Euro equals $1.096 on December 27, 2015.

52	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

Agreements and Arrangements Providing Post-Employment and Change in Control Benefits

The Company provides post-employment benefits through broad-based programs as well as individual agreements for certain executives. Benefits provided through each of the following programs are summarized below and the value of these benefits in various situations is included in the preceding tables.

•	Hasbro Equity Incentive Plans

•	Hasbro Severance Benefit Plan

•	Employment Agreement with Brian Goldner

•	Letter Agreement with Mr. Tinga

•	Change in Control Severance Plan for Designated Senior Executives

Benefits Under Hasbro Equity Incentive Plans

The executive officers of the Company and certain of the Company’s other employees have received outstanding equity awards, in the form of stock options, restricted stock units and/or contingent stock performance awards, under a number of equity incentive plans, including the Company’s 1995 Stock Incentive Performance Plan, 1997 Employee Non-qualified Stock Plan and Restated 2003 Stock Incentive Performance Plan.

Unless modified by the individual employment agreements or equity grant agreements entered into between the Company and an executive officer, all equity awards (including stock options, restricted stock grants, deferred restricted stock units and contingent stock performance awards) under all of the Company’s equity incentive plans are subject to the post-termination provisions which are summarized below, based on the type of termination or the occurrence of a change of control.

Effect of a Change of Control

For option awards granted prior to January 1, 2013, upon a change in control, whether or not an executive officer’s employment is terminated, all of such officer’s options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in a lump sum in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

Shares of restricted stock, restricted stock units and the target number of shares subject to contingent stock performance awards granted prior to January 1, 2013 will become immediately vested upon a change in control and settled in a similar manner as stock options, as described above, except that there is no exercise price for restricted stock, restricted stock units or performance shares, so the value received will be the product of the number of shares multiplied by the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control.

Option awards, shares of restricted stock, restricted stock units and the target number of shares subject to contingent stock performance awards granted on and after January 1, 2013, will vest upon a change in control only if the executive officer’s employment is terminated by the Company without Cause, or by the executive for Good Reason, each as defined under the Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”) within twenty-four (24) months following a Change of Control, as defined under the 2003 Plan. If an award should vest in accordance with these terms, it is settled in a similar manner as described above for the respective award, but calculated as of the date of the executive’s termination of employment based on the then fair market value of the stock.

Disability Termination

If an executive officer’s employment with the Company is terminated due to a permanent disability of such officer, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards: (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of such disability, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards remain outstanding for the remainder of the performance period and at the end of the performance period the number of shares which would have been earned under the award is pro-rated based on the portion of the performance period prior to the officer’s termination due to disability and such pro-rated number of shares is paid to the officer.

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Termination due to Death of an Officer

If an executive officer’s employment with the Company terminates due to the officer’s death, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of death or the appointment of the executor of such officer’s estate, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards are paid out based on the pro-rated portion of the performance period completed prior to the officer’s death, with such pro-rated period applied to the target number of shares subject to such awards.

Retirement

Upon retirement of an executive officer, outstanding equity awards are treated in the following manner: (i) if the retirement qualifies as normal retirement, where the officer is 65 or older and has five or more years of service with the Company, all stock option awards vest and become exercisable for a period of one year following retirement, and (ii) if it qualifies as normal retirement or early retirement, a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and unearned performance share awards remain outstanding for the remainder of the performance period and at the end of the period the number of shares which are actually earned are pro-rated for the portion of the performance period during which the officer was employed and such pro-rated portion is paid to the retired executive.

Other Voluntary or Involuntary Terminations

For all other terminations of employment of an executive officer, either voluntary or involuntary, except to the extent this treatment is modified in an individual officer’s employment agreement or by action of the Compensation Committee, no additional vesting of equity awards occurs as a result of termination but (i) stock options that were currently exercisable prior to termination remain exercisable for a period of from three months following the date of termination and (ii) all unvested restricted shares and stock units, and unearned contingent stock performance awards, are forfeited.

Hasbro Severance Benefit Plan

The Company’s Severance Benefits Plan provides for a basic level of severance benefits and a more substantial level of benefits, subject to the individual signing a severance agreement acceptable to the Company. These benefits are provided if the executive is terminated by the Company without cause. The benefits shown for Ms. Thomas, Mr. Billing, Mr. Frascotti and Mr. Tinga in the preceding tables assume that each officer signs an acceptable severance agreement. For Ms. Thomas, Mr. Billing and Mr. Frascotti the tables reflect the following benefits under the Company’s Severance Benefits Plan: (i) continuation of base salary for a period equal to the greater of 2 weeks for each complete year of service with the Company or one year, (ii) continuation of Health & Welfare benefits for the same period including medical, dental, vision and life insurance, with the Company sharing the cost at the same rate as a similarly situated active employee and (iii) participation in an outplacement program. The amount shown in the tables above assumes one year of participation for each of these executives. However, benefits under the Company’s Severance Benefits Plan cease upon re-employment of an executive, provided that if the individual notifies the Company of the new employment, the Company will provide a lump sum equal to 50% of the remaining severance pay as of the date of new employment. For Mr. Tinga, the table reflects the benefits he is entitled to under the Netherlands severance plan.

Employment Agreement with Mr. Goldner

In recognition of Mr. Goldner’s critical role in continuing the transformation of Hasbro and in executing Hasbro’s future business strategies, effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with its President and Chief Executive Officer, Brian Goldner. The Amended Employment Agreement replaced the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place between Mr. Goldner and the Company. The Amended Employment Agreement was amended in August 2014. The terms of the Amended Employment Agreement, as amended in August 2014, are described beginning on page 39 of this Proxy Statement.

In addition to that description, set forth below is a description of the consequences under the Amended Employment Agreement of various terminations of employment.

Treatment Following Various Terminations of Employment

The Amended Employment Agreement provides for the following treatment upon various terminations of Mr. Goldner’s employment with the Company.

For Cause or Other than for Good Reason.    If Mr. Goldner’s employment is terminated by the Company for Cause, or if Mr. Goldner terminates his employment for other than Good Reason, Hasbro will pay Mr. Goldner the compensation and benefits otherwise payable to him through the last day of his actual employment with Hasbro. All stock options, restricted stock units and contingent stock performance awards granted to Mr. Goldner will be treated as provided in the relevant grant agreements and plans, which currently provide that such awards will terminate.

54	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

For Death or Disability.    If Mr. Goldner’s employment is terminated by death or because of Disability (as defined in the Amended Employment Agreement), Hasbro shall pay to Mr. Goldner’s estate or to Mr. Goldner, as the case may be, the compensation which would otherwise be payable up to the end of the month in which the termination of employment occurs, and Hasbro shall pay Mr. Goldner (or his estate, if applicable) an amount equal to the annual management incentive plan bonus that would have been otherwise payable for the fiscal year in which termination of employment occurs based on the actual performance of Hasbro for such year, multiplied by a fraction, the numerator of which is the number of days elapsed in the fiscal year of termination of employment through the date of such termination, and the denominator of which is 365 (the “Pro-Rata Bonus”). In the event of the termination of Mr. Goldner’s employment for death or Disability, and, if and only to the extent one or more of the stock price thresholds for the Special RSU Grant were satisfied prior to Mr. Goldner’s death or Disability, the service component for that award would be waived and the shares for which the thresholds were met would vest immediately, with any shares for which the stock price thresholds were not met being forfeited.

All other stock options, restricted stock units, and contingent stock performance awards granted to Mr. Goldner will vest on death or Disability in accordance with the relevant agreements and plans, provided that if any such award consists of unvested contingent stock performance awards, Mr. Goldner would be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable targets during the full relevant performance period.

Termination by Hasbro Without Cause of by Mr. Goldner for Good Reason.    If, prior to or more than two years following a “Change in Control” (as defined in the Amended Employment Agreement), Mr. Goldner’s employment is terminated at the election of Hasbro without Cause, or at the election of Mr. Goldner for Good Reason, Mr. Goldner would be entitled to:

•	a severance amount equal to two (2) times his target cash compensation (base salary plus annual bonus) for the fiscal year immediately prior to the year in which termination occurs;

•	the Pro-Rata Bonus;

•	continuation of his then–current level of life insurance and medical, dental and vision coverage, with Hasbro and Mr. Goldner sharing the cost on the same basis as it is shared on the last day of his employment, until the date Mr. Goldner commences new employment or two years from the effective date of termination, whichever is earlier;

•	acceleration of the vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment, except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of any such awards. In addition, to the extent Mr. Goldner is the holder of any equity award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had his employment not ended) based on achievement of the applicable targets during the full relevant performance period for such award, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•	provided one or more of the stock price thresholds for the Special RSU Grant have been satisfied prior to such termination of employment, a pro-rated portion of the Special RSU Grant will vest, calculated by multiplying the number of shares for which the stock price thresholds have been met by a fraction, the numerator of which is the number of days from October 4, 2012 to the effective date of Mr. Goldner’s termination of employment, and the denominator of which is the total number of days between October 4, 2012 and December 31, 2017. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

If, within two years following a Change in Control, Mr. Goldner’s employment is terminated by Hasbro without Cause or by Mr. Goldner for Good Reason, Mr. Goldner shall be entitled to:

•	the sum of (1) his base salary through the date of termination to the extent not theretofore paid, (2) his annual bonus for the last fiscal year, to the extent not theretofore paid, (3) the product of (x) the “Highest Annual Bonus” (as defined in the Amended Employment Agreement), and (y) a fraction, the numerator of which is the number of days in the current fiscal year through his date of termination, and the denominator of which is 365, and (4) any compensation previously deferred by Mr. Goldner and any accrued vacation pay, in each case to the extent not theretofore paid;

•	a severance amount (the “Change in Control Severance”) equal to the product of (1) two and (2) the sum of (x) his Average Annual Salary (as defined in the Amended Employment Agreement) and (y) the greater of (A) the Highest Annual Bonus and (B) the Average Annual Bonus (as defined in the Amended Employment Agreement);

•	until such date that is three years following the Change in Control, or such longer period as any plan, program, practice or policy may provide, Hasbro will continue providing benefits to Mr. Goldner and/or his family at least equal to those which would have been provided to them if his employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of Hasbro applicable generally to other peer executives and their families during the 90-day period immediately preceding the Change in Control or, if more favorable to Mr. Goldner and/or his family, as in effect generally at any time thereafter with respect to other peer executives of Hasbro and its affiliated companies and their families;

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•	acceleration of vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment, except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of such awards. In addition, to the extent Mr. Goldner is the holder of any performance award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable performance targets during the full relevant performance periods, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of his termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•	provided one or more of the stock price thresholds in the Special RSU Grant have been satisfied, any such shares for which the thresholds have been met will vest. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

Letter Agreement with Wiebe Tinga

Mr. Tinga is party to a letter agreement with the Company governing his employment. Mr. Tinga is an employee of Hasbro International, Inc. and pursuant to the letter agreement is seconded from the Netherlands to Hasbro, Inc. in the U.S. (80%) and Hasbro SA in Switzerland (20%). The letter agreement provides that Mr. Tinga is eligible to participate in the Company’s 2014 Senior Management Annual Performance Plan with a target bonus of 70% of his earned base salary. Mr. Tinga is also eligible to participate in the Company’s equity compensation plans for executive officers with an annual target award equal to 175% of base salary.

Mr. Tinga participates in the Netherlands Pension Plan which is described beginning on page 49 of this proxy statement. In addition, beginning in 2015, Mr. Tinga is eligible for an annual cash payment equal to 17.85% of the amount by which his ending base salary is above the new pension cap of 100,000 Euros to compensate him for the loss of pension value as a result of legislative changes in the Netherlands which cap the pensionable salary at 100,000 Euros. Mr. Tinga is required to pay all taxes on this annual cash payment. The 17.85% make up payment is payable until the earlier of the termination of Mr. Tinga’s employment with the Company or age 65.

Finally, under a tax protection agreement. Mr. Tinga pays all US taxes related to his compensation, and Hasbro is responsible for incremental social taxes related to his secondment to Hasbro SA.

Change in Control Severance Plan for Designated Senior Executives

In 2011 the Company adopted the Hasbro, Inc. Change in Control Severance Plan for Designated Senior Executives (the “Plan”). Participants in the Plan include Ms. Thomas, Mr. Billing, Mr. Frascotti and Mr. Tinga. Under the Plan, if a Change in Control (as defined in the Plan) occurs and the covered executive’s employment is terminated by the Company without Cause (as defined in the Plan) or the covered executive resigns from the Company with Good Reason (as defined in the Plan) in the 24 month period following the Change in Control, the covered executive will be entitled to the following payments and benefits: (A) two times (i) the sum of the covered executive’s annual base salary in effect on the date of termination (or, if higher, immediately preceding the Change in Control) and (ii) the percentage of earned salary which constitutes the target bonus for the covered executive assuming target Company performance under the annual incentive plan in place at the time of termination, and (B) payment by the Company of the employer and employee premiums for continued health coverage for the covered executive and his/her covered dependents for the shorter of 12 months following cessation of employment and the period for which the individuals are eligible for and elect such coverage.

The annual base salary and target bonus payouts will be reduced by an amount equal to the total of severance payments to which the covered executive is entitled to receive or will receive under any other severance plan, policy or individual agreement applicable to the covered executive’s employment termination. The severance payments and benefits above are subject to the covered executive complying with a non-competition covenant, which is effective while the covered executive is employed by the Company and for a period of 18 months after the covered executive’s employment ends, regardless of the reason for the termination of employment. The Plan does not provide for any tax gross-ups and does not provide benefits to the executive unless their employment with the Company is terminated.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board as of the 2015 fiscal year end were Edward Philip (Chair), Basil Anderson, Kenneth Bronfin, Lisa Gersh and Linda Zecher. None of the members of the Compensation Committee during fiscal 2015 had at any time been an officer or employee of the Company or of any of its subsidiaries. No executive officer of the Company served as a member of the compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s Board or Compensation Committee during fiscal 2015.

56	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

SHAREHOLDER ADVISORY VOTE ON COMPENSATION FOR NAMED EXECUTIVE OFFICERS (Proposal No. 2)

Pursuant to Section 14A of the Exchange Act, we are seeking shareholder approval for the compensation of our Named Executive Officers, as such compensation is described in this Proxy Statement under the headings “Compensation Discussion and Analysis” beginning on page 22, and “Executive Compensation” beginning on page 43. Shareholders are urged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

Shareholders are being asked to vote on the following advisory resolution:

RESOLVED, that the shareholders of Hasbro, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as such compensation is disclosed pursuant to the rules of the Securities and Exchange Commission in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation”.

At our 2011 Annual Meeting we recommended to our shareholders that we have an annual advisory vote on the compensation of our Named Executive Officers. The recommendation of having this vote annually was overwhelmingly supported by our shareholders. In keeping with the expressed interests of our shareholders, we plan to submit annual advisory votes to our shareholders in the future on the compensation of our Named Executive Officers.

Hasbro has engaged regularly with our shareholders on governance and compensation matters for several years. We do this as part of our commitment to be responsive to shareholders and to ensure that our actions are informed by the viewpoints of you, our investors. The views expressed by our shareholders on our executive compensation programs are carefully considered by the Compensation Committee and the full Board of Directors as they design our compensation programs. Feedback from our investors was incorporated into the changes we made to our executive compensation program in 2014. At our 2015 Annual Meeting approximately 96.7% of the shares voting approved the compensation of our Named Executive Officers.

We have designed our compensation programs for our Named Executive Officers in the way we believe enables the Company to attract and retain top executive talent, maximizes the performance of those executives in furthering the objectives of the Company, aligns our realized executive compensation with the Company’s performance in meeting its financial and strategic objectives and with the delivery of total shareholder return, and promotes the creation of long-term shareholder value, all while containing the cost of the executive compensation program to a level the Compensation Committee believes is reasonable and appropriate. To further these objectives, the vast majority of the compensation opportunity for our Named Executive Officers is tied to achievement of Company performance targets which are based upon our Board approved operating and strategic plans and/or to increases in the value of our stock. We design our executive compensation program in the way we believe best promotes the interests of you, our shareholders and we are committed to being responsive to the views of our shareholders on our compensation programs and governance practices.

Approval

Although the vote is non-binding, the Board of Directors and Compensation Committee of the Company will carefully consider the results of this vote in connection with their ongoing evaluation, and establishment, of the Company’s compensation arrangements and programs for the Company’s Named Executive Officers.

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on this shareholder advisory vote is required for approval of the resolution. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE COMPANY’S COMPENSATION FOR ITS NAMED EXECUTIVE OFFICERS.

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COMPENSATION OF DIRECTORS

The following table sets forth information concerning compensation of the Company’s directors for fiscal 2015. Mr. Goldner, the Company’s current Chairman, President and Chief Executive Officer, served on the Board during fiscal 2015. However, Mr. Goldner did not receive any compensation for his Board service in fiscal 2015 beyond his compensation as President and Chief Executive Officer.

Name	Fees Earned or Paid in Cash(a)	Stock Awards (b)(c)	Option Awards (b)(c)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (d)	All Other Compensation (e)	Total
Basil L. Anderson	$152,409	$144,929	$0	N/A	$105,187	$402,525
Alan R. Batkin	$3,691	$275,479	$0	$24,752	$188,615	$492,537
Frank J. Biondi, Jr. (f)	$42,105	$0	$0	N/A	$37,758	$79,863
Kenneth A. Bronfin	$12,409	$305,423	$0	N/A	$48,753	$366,585
Michael R. Burns	$116,738	$144,929	$0	N/A	$5,000	$266,667
John M. Connors, Jr.(f)	$0	$46,316	$0	N/A	$68,834	$115,150
Michael W.O. Garrett(f)	$0	$48,469	$0	N/A	$51,157	$99,626
Lisa Gersh	$0	$272,119	$0	N/A	$53,312	$325,431
Jack M. Greenberg(f)	$39,168	$0	$0	N/A	$28,311	$67,479
Alan G. Hassenfeld	$98,682	$144,929	$0	N/A	$17,079	$260,690
Tracy A. Leinbach	$138,681	$144,929	$0	N/A	$18,767	$302,377
Edward M. Philip	$133,681	$144,929	$0	N/A	$144,952	$423,562
Richard S. Stoddart	$0	$272,270	$0	N/A	$15,443	$287,713
Alfred J. Verrecchia(f)	$62,668	$0	$0	N/A	$39,218	$101,886
Linda K. Zecher	$0	$283,729	$0	N/A	$7,170	$290,899
(a)	Includes amounts which are deferred by directors into the interest account under the Deferred Compensation Plan for Non-Employee Directors, as well as interest earned by directors on existing balances in the interest account. Does not include the amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors, which amounts are reflected in the Stock Awards column.

(b)	Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 27, 2015, for a detailed discussion of the assumptions used in valuing stock and option awards.

In addition to reflecting the grant date fair value for stock awards made to the directors (this expense for the director stock award in 2015 was approximately $145,000 per director), the stock awards column also includes, to the extent applicable, the (i) amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors and (ii) a 10% matching contribution which the Company makes to a director’s account under the Deferred Compensation Plan for Non-Employee Directors (the “Deferred Plan”) on all amounts deferred by such director into the Company’s stock unit account under the Deferred Plan.

No options were granted to any of the non-employee directors in 2015.

(c)	The non-employee directors who were serving on the Board at that time held the following outstanding stock and option awards as of December 27, 2015.

Name	Outstanding Option Awards	Outstanding Stock Awards
Basil L. Anderson	0	31,771
Alan R. Batkin	0	31,771
Kenneth A. Bronfin	0	24,227
Michael R. Burns	0	1,017
Lisa Gersh	0	16,497
Alan G. Hassenfeld	0	21,344
Tracy A. Leinbach	0	10,369
Edward M. Philip	0	31,771
Richard S. Stoddart	0	4,421
Linda K. Zecher	0	3,581

58	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

The outstanding stock awards consist of the non-employee director stock grants made in May of 2006 (4,769 shares), May of 2007 (2,775 shares), May of 2008 (3,033 shares), May of 2009 (4,619 shares), May of 2010 (2,994 shares), May of 2011 (2,726 shares), May of 2012 (3,660 shares), May of 2013 (2,774 shares), May of 2014 (2,417 shares) and May of 2015 (2,004 shares) to the extent that the director elected to defer the receipt of any such shares until his or her retirement from the Board. To the extent a director did not defer the stock award, it is not included in the table in this footnote. Each director was given the option, prior to the beginning of the year of grant, to receive the shares subject to the upcoming annual grant either at the time of grant, or to defer receipt of the shares until he or she retires from the Board.

(d)	The increase in pension value for Mr. Batkin is due to one less year of discounting from the expected payable date (age 72), offset by an increase in the discount rate used for computing benefits from 3.52% to 3.83%. The actual pension benefits to be provided to Mr. Batkin were not increased in 2015. As is discussed in more detail in the following pages, in 2003 the Company eliminated its director pension plan on a going-forward basis, such that directors joining the board after that time would not be eligible to participate in the pension plan. However, directors serving on the Board at the time that the pension plan was eliminated were given the ability to (i) either continue to accrue benefits under the director pension plan or instead to elect, effective as of specified dates ranging from May 1, 2003 through May 1, 2006, to start receiving stock options under the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Option Plan”) and (ii) to the extent that a director opted into participation in the 2003 Director Option Plan, to have their accumulated benefits under the pension plan converted into stock units under the Deferred Compensation Plan for Non-employee directors (the “Deferred Plan”). All of the Company’s other current directors who were directors at the time of this transition opted into the 2003 Director Option Plan in 2003 and elected to convert their balance in the director pension plan into deferred stock units under the Deferred Plan. As such, other than Mr. Batkin, no current directors will receive any pension benefits and none of these directors accrued any such benefits during 2015.

This column does not include interest earned on balances held in directors’ interest accounts under the Deferred Plan. Such interest accrues based on the five-year treasury bill rate.

(e)	Comprises (i) deemed dividends which are paid on outstanding balances in stock unit accounts under the Deferred Plan and (ii) deemed dividends paid on annual stock awards which have been deferred. Balances deferred by directors into the stock unit account track the performance of the Company’s common stock. Also includes the Company’s matching charitable contribution of up to $5,000 per director per fiscal year. An aggregate of $55,000 was paid by the Company in fiscal 2015 in director matching contributions.

(f)	These directors retired from the Board effective at the 2015 Annual Meeting of Shareholders. As such, they did not receive the annual stock grant made at that meeting for continuing directors.

Current Director Compensation Arrangements

All members of the Board who are not otherwise employed by the Company (“non-employee directors”) received a base retainer of $95,000 per year for their Board service in fiscal 2015. The Chair of the Audit Committee received an additional retainer of $40,000 for her service as Chair of this committee in fiscal 2015. The Chairs of the Compensation Committee and the Finance Committee received an additional retainer of $35,000 and $30,000, respectively, for service as Chair of their respective committee in fiscal 2015. The Chair of the Nominating, Governance and Social Responsibility Committee received an additional retainer of $20,000 for his service as Chair of such committee in fiscal 2015. The Company’s Lead Independent Director receives an additional retainer of $35,000 per year for serving in that role. Non-employee directors also received an annual committee membership retainer if they are not chair of the applicable committee of $20,000 for serving on the Audit Committee, $15,000 for serving on the Compensation Committee, and $7,500 for serving on either of the Finance Committee and/or the Nominating, Governance and Social Responsibility Committee. No meeting fees were paid for attendance at meetings of the full Board or committees.

Beginning in 2006, the Company shifted to stock awards, instead of stock options, to provide equity compensation to its non-employee directors. As part of the implementation of this policy, the Company terminated the 2003 Stock Option Plan for Non-Employee Directors (which is described below) effective as of December 31, 2005. Under its new program, the Company anticipates issuing to each non-employee director, in May of every year, that number of shares of Common Stock which have a set fair market value (based on the fair market value of the Common Stock on the date of grant). In fiscal 2015, the director stock grants had grant date fair market values of $145,000. These shares are immediately vested, but the Board has adopted stock ownership guidelines which mandate that Board members may not sell any shares of the Company’s Common Stock which they hold, including shares which are obtained as part of this yearly stock grant, until they own shares of Common Stock with an aggregate market value equal to at least $475,000 (which is equivalent to five times the annual Board retainer). Board members are permitted to sell shares of Common Stock they hold with a value in excess of $475,000, as long as they continue to hold at least $475,000 worth of Common Stock.

Pursuant to the Deferred Compensation Plan for non-employee directors (the “Deferred Plan”), which is unfunded, non-employee directors may defer some or all of the annual Board retainer and meeting fees into a stock unit account, the value of each unit initially being equal to the fair market value of one share of Common Stock as of the end of the quarter in which the compensation being deferred would otherwise be payable. Stock units increase or decrease in value based on the fair market value of the Common Stock. In addition, an amount equal to the dividends paid on an equivalent number of shares of Common Stock is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid. Non-employee directors may also defer any portion of their retainer and/or meeting fees into an interest account under the Deferred Plan, which bears interest at the five-year treasury rate.

The Company makes a deemed matching contribution to a director’s stock unit account under the Deferred Plan equal to 10% of the amount deferred by the director into the stock unit account, with one-half of such Company contribution vesting on December 31st of the calendar year in which the deferred compensation otherwise would have been paid and one-half on the next December 31st, provided that the participant remains a director on such vesting date. Unvested Company contributions will automatically vest on death,

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total disability or retirement by the director at or after age seventy-two. Compensation deferred under the Deferred Plan, whether in the stock unit account or the interest account, will be paid out in cash after termination of service as a director. Directors may elect that compensation so deferred be paid out in a lump sum or in up to ten annual installments, commencing either in the quarter following, or in the January following, the quarter in which service as a director terminates.

The Company also offers a matching gift program for its Board members pursuant to which the Company will match charitable contributions, up to a maximum yearly Company match of $5,000, made by Board members to qualifying non-profit organizations and academic institutions.

Chairmanship Agreement with Alan G. Hassenfeld

Effective on August 30, 2005 the Company entered into a Chairmanship Agreement, which agreement was subsequently amended effective May 22, 2008, October 2009 and November 2013 (as amended, the “Chairmanship Agreement”) with Alan G. Hassenfeld.

Pursuant to the Chairmanship Agreement, Mr. Hassenfeld serves as a non-employee member of the Board and as Chairman of the Executive Committee of the Board for one-year periods unless he or the Board provide notice of the intent not to renew by December 31st of the year prior to the end of the then current term. Mr. Hassenfeld’s continued service as the non-employee Chairman of the Executive Committee is contingent upon his annual reelection to the Board by the Company’s shareholders.

Mr. Hassenfeld is eligible to receive Board fees, equity grants and such other benefits as may be provided from time to time to the other non-employee members of the Company’s Board.

The Company makes available to Mr. Hassenfeld the support services for one administrative assistant (the “Hasbro Employee”). Mr. Hassenfeld reimburses the Company quarterly in advance for the Company’s pro-rata cost of the Hasbro Employee’s annual base salary, target bonus and fringe benefits (including 401(k), payroll taxes, FICA, social security, insurance costs for health, dental, vision benefits, and cost to administer these benefits) for such Hasbro Employee.

In the event that Mr. Hassenfeld’s service as a non-employee Chairman of the Executive Committee of the Board ends due to his resignation, death, disability, or failure to be re-elected to the Board by the Company’s shareholders, or in the event that the Company terminates Mr. Hassenfeld’s service for Cause (as defined in the Chairmanship Agreement), Mr. Hassenfeld’s compensation as a non-employee director would cease immediately. The Chairmanship Agreement contains certain post-Chairmanship restrictions on Mr. Hassenfeld, including a two-year non-competition agreement and provisions protecting Hasbro’s confidential information.

Former Director Compensation Arrangements In Which Certain Directors Participate or Under Which Directors Previously Received Awards

Under the Hasbro, Inc. Retirement Plan for Directors (the “Retirement Plan”), which is unfunded, each non-employee director who was serving on the Board prior to May 13, 2003 (and who was not otherwise eligible for benefits under the Company’s Pension Plan), has attained the age of sixty-five and completed five years of service on the Board was entitled to receive, beginning at age seventy-two, an annual benefit equal to the annual retainer payable to directors during the year in which the director retires (which does not include the fees paid to directors for attendance at meetings). If a director retires on or after the director’s seventy-second birthday, the annual benefit continues for the life of the director. If a director retires between the ages of sixty-five and seventy-two, the number of annual payments will not exceed the retired director’s years of service. Upon a Change of Control, as defined in the Retirement Plan, participating directors and retired directors are entitled to lump-sum payments equal to the present value of their benefits under the Retirement Plan.

Directors appointed to the Board on or after May 14, 2003, the date that the Company’s shareholders approved the Company’s former 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) were not eligible to participate in the Retirement Plan, and automatically participated in the 2003 Director Plan prior to its termination on December 31, 2005. The benefits of the 2003 Director Plan replaced the benefits of both the Retirement Plan and the Company’s previous 1994 Stock Option Plan for Non-Employee Directors (the “1994 Director Plan”). Non-employee directors who were serving on the Board prior to May 13, 2003, and thus were participating in the Retirement Plan, and who were not scheduled to retire at the end of their current term in office as of the time of approval by shareholders of the 2003 Director Plan, were given the opportunity to elect to participate in the 2003 Director Plan effective on either May 14, 2003, May 1, 2004, May 1, 2005 or May 1, 2006. Directors who were serving on the Board prior to May 13, 2003 and who did not elect to participate in 2003 Director Plan on one of these dates continued to participate in the Retirement Plan in accordance with its terms. Directors serving as of May 13, 2003 who elected to participate in the 2003 Director Plan stopped accruing further years of service under the Retirement Plan and did not have their benefits under the Retirement Plan adjusted for changes in the annual retainer following the effective date of their participation in the 2003 Director Plan.

The Company’s 2003 Director Plan, which was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders (the “2003 Meeting”), replaced the benefits of the Retirement Plan and the 1994 Director Plan. The 2003 Director Plan was cancelled effective December 31, 2005 and no further grants are being made under the 2003 Director Plan, provided, however, that options previously granted under the 2003 Director Plan continue in effect in accordance with their terms.

60	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

EQUITY COMPENSATION PLANS

The following table summarizes information, as of December 27, 2015, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units, performance shares or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by shareholders(1)	6,123,396(2)	$46.40	5,091,353(4)
Equity compensation plans not approved by shareholders	0	—	0
Total	6,123,396(2)	$46.40	5,091,353(4)
(1)	The only shareholder approved plan which was in effect as of December 27, 2015 was the Company’s Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”).

The 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) was terminated effective as of December 31, 2005. Although no further awards may be made under the 2003 Director Plan, awards outstanding at the time of plan termination continue in effect in accordance with the terms of the award.

Included in shares which may be issued pursuant to outstanding awards is the target number of shares subject to outstanding contingent stock performance awards under the 2003 Plan. The actual number of shares, if any, which will be issued pursuant to these awards may be higher or lower than this target number based upon the Company’s achievement of the applicable performance goals over the performance periods specified in these awards. Also included in shares to be issued pursuant to outstanding awards are shares granted to outside directors in May of 2006 through 2015 (as part of the yearly equity grant to outside directors) to the extent that such directors deferred receipt of those shares until they retire from the Board.

(2)	Comprised of 3,445,339 shares subject to outstanding option awards, 1,489,305 shares subject to outstanding contingent stock performance awards (reflecting such awards at their target numbers), 1,013,000 shares subject to outstanding restricted stock unit awards and 175,752 shares subject to deferred stock awards.

(3)	The weighted average exercise price of outstanding options, warrants and rights excludes restricted stock units and performance-based stock awards, which do not have an exercise price.

(4)	All such shares are eligible for issuance as contingent stock performance awards, restricted stock or deferred restricted stock, or other stock awards under the 2003 Plan.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 9, 2016 (except as noted), with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by certain persons known by the Company to be the beneficial owners of more than 5% of such stock. There were 125,042,211 shares of Common Stock outstanding on March 9, 2016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Alan G. Hassenfeld(1)	12,041,299	9.6%
Hassenfeld Family Initiatives LLC 101 Dyer Street Suite 401 Providence, Rhode Island 02903
Capital Research Global Investors (“Capital Research”)(2)	10,988,129	8.8%
333 South Hope Street Los Angeles, CA 90071
The Vanguard Group (“Vanguard”)(3)	9,962,577	8.0%
100 Vanguard Boulevard Malvern, Pennsylvania 19355
Managed Account Advisors LLC (“Managed Account”)(4)	6,956,976	5.6%
101 Hudson Street, 9th Floor Jersey City, New Jersey 07302
BlackRock, Inc. (“BlackRock”)(5)	6,290,188	5.0%
55 East 52nd Street New York, New York 10055
(1)	Includes 5,801,441 shares held as one of the trustees of trusts for the benefit of family members and/or Mr. Hassenfeld, 5,700,895 shares held as sole trustee of trusts for Mr. Hassenfeld’s benefit and 21,344 shares the receipt of which is deferred until Mr. Hassenfeld retires from the Board. Also includes 513,000 shares owned by The Hassenfeld Foundation, of which Mr. Hassenfeld is an officer and one of the directors. Mr. Hassenfeld disclaims beneficial ownership of all shares except to the extent of his proportionate pecuniary interest therein. This information is based upon information furnished by the shareholder or contained in filings made with the Securities and Exchange Commission.

(2)	Capital Research has sole power to vote or to direct the vote and sole power to dispose or direct the disposition of all 10,988,129 shares. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2015.

(3)	Includes 206,224 shares over which Vanguard has sole power to vote or to direct the vote, and 9,742,437 shares over which Vanguard has sole power to dispose or direct the disposition. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2015.

(4)	Managed Account has shared power to vote 156,989 shares, has sole power to dispose of 6,797,693 shares and shared power to dispose of 159,283 shares. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2015.

(5)	BlackRock has sole power to vote or to direct the vote of 5,335,411 shares and sole power to dispose or direct the disposition of all 6,290,188 shares. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2015.

62	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

Security Ownership of Management

The following table sets forth information, as of March 9, 2016, with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by each current director of the Company or nominee for election to the Board, each Named Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Name of Director, Nominee or Executive Officer(1)	Amount and Nature of Beneficial Ownership(#)	Percent of Class (%)
Basil L. Anderson(2)	57,737	*
Alan R. Batkin(3)	106,448	*
Duncan J. Billing(4)	86,128	*
Kenneth A. Bronfin(5)	26,576	*
Michael R. Burns(6)	3,021	*
Crispin H. Davis	561	*
John A. Frascotti(7)	196,741	*
Lisa Gersh(8)	34,225	*
Brian D. Goldner(9)	2,000,906	1.6
Alan G. Hassenfeld(10)	12,041,299	9.6
Tracy A. Leinbach(11)	22,166	*
Edward M. Philip(12)	79,064	*
Richard S. Stoddart(13)	7,958	*
Deborah M. Thomas(14)	103,203	*
Wiebe Tinga(15)	142,945	*
Linda K. Zecher(16)	6,223	*
All Directors and Executive Officers as a Group (includes 18 persons)(17)	14,993,699	11.8
*	Less than one percent.

(1)	Information in this table is based upon information furnished by each director and executive officer. There were 125,042,211 shares of Common Stock outstanding on March 9, 2016.

(2)	Includes 31,771 shares the receipt of which is deferred until Mr. Anderson retires from the Board, as well as 24,966 shares deemed to be held in Mr. Anderson’s stock unit account under the Deferred Plan.

(3)	Includes 31,771 shares the receipt of which is deferred until Mr. Batkin retires from the Board and 72,990 shares deemed to be held in Mr. Batkin’s stock unit account under the Deferred Plan.

(4)	Includes currently exercisable options and options exercisable within sixty days of March 9, 2016 to purchase an aggregate of 57,541 shares.

(5)	Includes 24,227 shares the receipt of which is deferred until Mr. Bronfin retires from the Board as well as 2,349 shares deemed to be held in Mr. Bronfin’s stock unit account under the Deferred Plan.

(6)	Includes 1,017 shares the receipt of which is deferred until Mr. Burns retires from the Board.

(7)	Includes currently exercisable options and options exercisable within sixty days of March 9, 2016 to purchase an aggregate of 159,562 shares and 19,200 shares held jointly with his wife.

(8)	Includes 16,497 shares the receipt of which is deferred until Ms. Gersh retires from the Board and 15,311 shares deemed to be held in Ms. Gersh’s stock unit account under the Deferred Plan.

(9)	Includes currently exercisable options and options exercisable within sixty days of March 9, 2016 to purchase an aggregate of 1,546,219 shares, 57,787 restricted stock units, which are payable in shares to Mr. Goldner upon Mr. Goldner’s retirement from the Company and 371,882 shares held by the Brian D. Goldner Trust. Does not include 28,222 shares held by the Barbara S. Goldner Trust (Mr. Goldner’s wife’s trust), of which shares Mr. Goldner disclaims beneficial ownership.

(10)	See note (1) to the immediately preceding table.

(11)	Includes 10,369 shares the receipt of which is deferred until Ms. Leinbach retires from the Board.

(12)	Comprised of 31,771 shares the receipt of which is deferred until Mr. Philip retires from the Board and 47,293 shares deemed to be held in Mr. Philip’s stock unit account under the Deferred Plan.

(13)	Comprised of 4,421 shares the receipt of which is deferred until Mr. Stoddart retires from the Board and 3,537 shares deemed to be held in Mr. Stoddart’s stock unit account under the Deferred Plan.

(14)	Includes currently exercisable options and options exercisable within sixty days of March 9, 2016 to purchase 65,704 shares.

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(15)	Includes currently exercisable options and options exercisable within sixty days of March 9, 2016 to purchase 110,278 shares.

(16)	Comprised of 3,581 shares the receipt of which is deferred until Ms. Zecher retires from the Board and well as 2,642 shares deemed to be held in Ms. Zecher’s stock unit account under the Deferred Plan.

(17)	Of these shares, all directors and executive officers as a group have sole voting and dispositive power with respect to 14,480,699 shares and have shared voting and/or dispositive power with respect to 513,000 shares. Includes 1,977,626 shares purchasable by directors and executive officers upon exercise of currently exercisable options, or options exercisable within sixty days of March 9, 2016; 169,088 shares deemed to be held in director stock unit accounts under the Deferred Plan; 177,330 shares the receipt of which has been deferred by directors until they retire from the Board and 57,787 vested restricted stock units held under the Restated 2003 Stock Incentive Performance Plan.

64	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by regulation promulgated by the United States Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company and certain written representations made by directors and executive officers that no other reports were required during the last fiscal year ended December 27, 2015, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2015.

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PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR (Proposal No. 3)

The Audit Committee has selected KPMG LLP (“KPMG”), independent registered public accounting firm, to perform the integrated audit of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 25, 2016 (“Fiscal 2016”), and the Company’s Board has ratified this selection. A representative of KPMG is expected to be present at the Meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

The Board is submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2016 to the shareholders for their ratification. The Audit Committee of the Board bears the ultimate responsibility for selecting the Company’s independent registered public accounting firm and will make the selection it deems best for the Company and the Company’s shareholders. As such, the failure by the shareholders to ratify the selection of the independent registered public accounting firm made by the Audit Committee will not require the Audit Committee to alter its decision. Similarly, ratification of the selection of KPMG as the independent registered public accounting firm does not limit the Committee’s ability to change this selection in the future if it deems appropriate. The Report of the Audit Committee following this proposal contains a discussion of the factors considered by the Audit Committee in selecting the independent registered public accounting firm.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the ratification of the selection of KPMG is required for approval. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2016.

66	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board (the “Audit Committee”) is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the Company’s Standards for Director Independence and the requirements of The NASDAQ Stock Market’s corporate governance listing standards.

All five of the Audit Committee members possess significant financial, business and accounting expertise. Ms. Leinbach, Chair of the Committee, served as Executive Vice President and Chief Financial Officer of Ryder System, Inc. a public company, from 2003 to 2006. Prior thereto her twenty-one year career with Ryder included multiple senior operating and financial roles, including service as controller and chief financial officer of several of Ryder’s subsidiaries. Mr. Batkin has more than forty years of experience and financial expertise spanning his work in public accounting, investment banking and international strategic consulting. Mr. Burns has served as Vice Chairman of Lions Gate Entertainment Corp. since 2000. From 1991 to 2000 Mr. Burns was the Managing Director and Head of the Los Angeles investment banking office of Prudential Securities Inc. Mr. Stoddart has spent thirty years helping to build his client’s businesses and most recently has served as President of Leo Burnett North America from 2005 to 2013, as Chief Executive Officer of Leo Burnett North America from 2013 to 2016, and in February 2016 Mr. Stoddart was promoted to Chief Executive Officer of Leo Burnett Worldwide. Ms. Zecher has over thirty-five years of business and operating experience across a number of companies and industries, culminating most recently in her role as President and Chief Executive Officer of Houghton Mifflin Harcourt Company since 2011.

The Audit Committee operates under a written charter, which is available on the Company’s website (www.hasbro.com) under “Corporate — Investor Relations — Corporate Governance — Committee Charters”. Under the charter, the Audit Committee’s primary purpose is to:

•	Appoint the independent registered public accounting firm (hereafter referred to as the independent auditors) and oversee the independent auditors’ work; and

•	Assist the Board in its oversight of the:

•	Integrity of the Company’s consolidated financial statements and financial reporting;

•	Company’s compliance with legal and regulatory requirements;

•	Company’s system of internal controls;

•	Company’s significant financial and other risks and exposures;

•	Independent auditors’ qualifications and independence; and

•	Performance of the Company’s internal audit function and independent auditors.

In carrying out these responsibilities the Audit Committee reviews all earnings releases and quarterly and annual financial reports prepared by management, and discusses such releases and reports with management, prior to their issuance and filing with the United States Securities and Exchange Commission (SEC). The Audit Committee supervises the relationship between the Company and the independent auditors and has direct responsibility for the appointment and compensation of the independent auditors, as well as for reviewing and approving the scope of the audit and all audit and permitted non-audit services.

The Committee met eleven times during 2015. Many of the Committee’s meetings include executive sessions in which the Committee meets separately with the independent auditors, the Company’s Vice President of Internal Audit and with other members of the Company’s management.

As part of its oversight function, the Audit Committee discusses with the Company’s internal auditor and independent auditors, with and without management present, the overall scope and plans for their respective audits, and the Committee approves such audit plans. The Audit Committee reviews the Company’s programs and key initiatives to implement and maintain effective internal controls over financial reporting and disclosure controls, including the Company’s code of conduct. The Audit Committee maintains procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, as well as a policy regarding the hiring of former employees of the independent auditor.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors, internal legal and compliance personnel and the independent auditors the Company’s significant financial and other risks and exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks.

The Audit Committee meets with the Company’s head of internal audit, and with the independent auditors, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee reviews and discusses with management and the independent auditors all annual and quarterly consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to their filing with the SEC. The Audit Committee also discusses with management, on a quarterly basis, management’s evaluation of the Company’s internal controls over financial reporting and disclosure controls.

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The Audit Committee is responsible for selecting the Company’s independent auditors. In making this selection the Audit Committee reviews the recent and historical performance of the independent auditors and their expertise and capability in handling the types and breadth of issues facing the Company and the geographic reach of the Company’s business, discusses with management their view on the performance of the auditor, reviews and discusses the results of the most recent Public Company Accounting Oversight Board (United States) (PCAOB) and peer reviews of the independent auditor, as well as any significant regulatory or legal proceedings involving the independent auditor, considers the tenure of the independent auditors, including the benefits from knowledge gained by the auditors of the Company’s business over time, and reviews the reasonableness of the independent auditors’ fees. The Audit Committee is directly responsible for approving the fees of the independent auditors and in doing so they review fee benchmarking information regarding audit and non-audit fees paid by multinational companies which are comparable in terms of size, complexity, and type of financial and accounting issues to the Company. When the audit engagement partner is due to rotate off of the Company’s audit team the Audit Committee meets with the potential candidates within the independent auditors to replace the audit engagement partner to ensure the Company receives the highest quality replacement.

While the Audit Committee selects the independent auditors and oversees their work, the independent auditors are responsible for performing an independent integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the consolidated financial statements conform with accounting principles generally accepted in the United States of America and an opinion as to the effectiveness of internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the fiscal year ended December 27, 2015 and the Company’s report on the effectiveness of internal controls over financial reporting as of December 27, 2015, as well as the independent auditors’ audit of those financial statements and the Company’s internal controls over financial reporting. The Audit Committee has also reviewed and discussed with the independent auditors the matters required to be discussed by the PCAOB and the SEC. In addition, the Audit Committee discussed with the independent auditors the audit and permitted non-audit services they provide to the Company and any other matters that might impact their independence from management, the Audit Committee has determined that the approved non-audit services being provided by the independent auditor do not impact the auditor’s independence, and the Audit Committee has received from the independent auditors the written disclosures and letters required by the applicable requirements of the PCAOB.

Based on its review and discussions with management and the independent auditors referred to in the preceding paragraph and the other oversight actions discussed above, the Audit Committee recommended to the Board and the Board has approved the inclusion of the audited consolidated financial statements for the fiscal year ended December 27, 2015 in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee has also selected, and the Board has approved the selection of, KPMG LLP as the independent auditor for Fiscal 2016.

Report issued by the members of the Audit Committee as of the 2015 fiscal year end.

Tracy Leinbach (Chair)

Alan Batkin

Michael Burns

Richard Stoddart

Linda Zecher

68	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

ADDITIONAL INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by KPMG LLP for the integrated audits of the Company’s annual consolidated financial statements and effectiveness of internal control over financial reporting for fiscal 2015 and 2014, as well as fees for other services rendered by KPMG to the Company during fiscal 2015 and 2014.

	2015	2014
Audit Fees(1)	$5,204,000	$6,157,000
Audit-Related Fees(2)	$347,000	$178,000
Tax Fees(3)	$617,000	$836,000
All Other Fees	—	$—

Total Fees	$6,168,000	$7,171,000
(1)	Audit Fees consist of services related to the integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting. Audit fees also include consultations on accounting and reporting matters, as well as services generally only the independent auditor can reasonably be expected to provide, such as statutory audits and services in connection with filings with the United States Securities and Exchange Commission.

(2)	Audit-Related Fees consist of fees for audits of financial statements of employee benefit plans, accounting and reporting consultations related to proposed transactions and agreed upon procedures reports.

(3)	Tax Fees consist primarily of fees for tax compliance services, such as assistance with the preparation of tax returns and in connection with tax examinations, as well as fees for other tax consultations rendered to the Company.

The Audit Committee has considered whether the provision of the approved non-audit services by KPMG is compatible with maintaining KPMG’s independence and has concluded that the provision of such services is compatible with maintaining KPMG’s independence.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Consistent with the rules and regulations of the United States Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, approving compensation for and overseeing the services of the independent registered public accounting firm (hereafter referred to as the independent auditors). In fulfilling this responsibility the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided by the independent auditors.

Prior to engagement of the independent auditor for the fiscal year, management of the Company submits to the Audit Committee for the Audit Committee’s pre-approval:

•	A description of, and estimated costs for, the proposed audit services to be provided by the independent auditors for that fiscal year.

•	A description of, and estimated costs for, the proposed non-audit services to be provided by the independent auditors for that fiscal year. These non-audit services are comprised of permissible audit-related, tax and other services, and descriptions and estimated costs are proposed for these permissible non-audit services.

Audit and permissible non-audit services which are pre-approved by the Audit Committee pursuant to this review may be performed by KPMG during the fiscal year. During the course of the year management periodically reports to the Audit Committee on the audit and non-audit services which are being provided to the Company pursuant to these pre-approvals.

In addition to pre-approving all audit and permissible non-audit services at the beginning of the fiscal year, the Audit Committee has also instituted a procedure for the consideration of additional services that arise during the course of the year for which the Company desires to retain KPMG. For individual projects with estimated fees of $75,000 or less which have not previously been pre-approved by the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services. The Chair of the Committee reports any services which are pre-approved in this manner to the full Audit Committee at its next meeting. Any proposed additional projects with an estimated cost of more than $75,000 must be pre-approved by the full Audit Committee prior to the engagement of KPMG.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2016 Proxy Statement	69

OTHER BUSINESS

Management knows of no other matters that may be presented to the Meeting. However, if any other matter properly comes before the Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with a notice sent to certain street name shareholders of our Common Stock who share a single address, only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials for the year ended December 27, 2015 is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Notice of Internet Availability of the Proxy Materials, the Proxy Statement or our Annual Report on Form 10-K for the year ended December 27, 2015, he or she may contact Debbie Hancock, Vice President of Investor Relations, Hasbro, Inc., 1027 Newport Avenue, Pawtucket, Rhode Island 02861, phone (401) 431-8697, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations Department using the above contact information if he or she would like to receive separate Notices of the Internet Availability of Proxy Materials or proxy statements and annual reports in the future. If you are receiving multiple copies of our Notice of Internet Availability of the Proxy Materials, annual report or proxy statement, you may request householding in the future by contacting the Investor Relations Department using the above contact information.

COST AND MANNER OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for any reasonable expenses incurred in connection therewith. The Company has also retained Morrow & Co., LLC, 470 West Avenue, Stamford CT 06902 to aid in the solicitation of proxies at an estimated cost of $12,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to use of mail, proxies may be solicited by officers and employees of the Company or of Morrow & Co., LLC in person or by telephone.

It is important that your shares be represented at the Meeting. If you are unable to be present in person, you are respectfully requested to vote by Internet, by telephone or by marking, signing and dating a proxy and returning it in as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Barbara Finigan

Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: April 4, 2016

Pawtucket, Rhode Island

70	Notice of Annual Meeting of Shareholders and 2016 Proxy Statement | Hasbro, Inc.

Appendix A

HASBRO, INC. STANDARDS FOR DIRECTOR INDEPENDENCE

FEBRUARY 2016

The following are the standards that will be employed by the Hasbro, Inc. (the “Company”) Board of Directors in determining issues of director independence pursuant to applicable legal requirements and the rules of The NASDAQ Stock Market. For purposes of these standards (i) the Company is meant to include not only Hasbro, Inc., but all of its subsidiaries and divisions, and (ii) a director’s immediate family is deemed to include the following relationships, whether by blood, marriage or adoption: the director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law, or anyone else residing in such person’s home.

•	The Board of Directors (the “Board”) must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization which has a relationship with the Company). The Company will disclose this determination in compliance with all applicable rules and regulations.

•	No director who is an employee (or whose immediate family member is an executive officer) of the Company can be independent until at least three years after such employment or executive officer relationship has ended.

•	No director who is affiliated with or employed by (or whose immediate family member is affiliated or employed in a professional capacity by) a present or former internal or external auditor of the Company can be independent until at least three years after the end of either the affiliation or the employment or auditing relationship.

•	No director can be independent if he or she directly or indirectly receives from the Company any fees or compensation other than that which is related solely to his or her (i) service as a member of the Board or one of its committees, (ii) benefits under a tax-qualified retirement plan or (iii) non-discretionary compensation. A director who accepts any consulting, advisory or other compensatory fees from the Company other than in this connection will not be considered independent. The same prohibition applies with respect to members of a director’s immediate family, with the exclusion of compensation received by an immediate family member as a non-executive officer employee of the Company, which will be considered in making an independence determination, but which does not preclude a determination of independence.

•	No director who (or whose immediate family member) is employed as an executive officer of another entity where any of the Company’s present executives serve on that entity’s compensation committee can be independent until at least three years after the end of such service or employment relationship.

•	No director who is an executive officer, partner, controlling shareholder or an employee (or whose immediate family member is an executive officer, partner or controlling shareholder) of an entity (including a charitable entity) that makes payments to or receives payments from the Company in amount which, in any single fiscal year, exceeds the greater of $200,000 or 5% of such entity’s consolidated gross revenues, can be independent until three years after falling below such threshold.

•	No director who is performing, or is a partner, member, officer, director or employee of any entity performing, paid consulting, legal, investment banking, commercial banking, accounting, financial advisory or other professional services work (“professional services”) for the Company can be independent until three years after such services have ended.

Additional Relationships to Consider in Determining Director Independence

The following are suggested parameters that the Board has agreed to consider in determining whether a director has a material relationship or affiliation with the Company that would impact a finding of independence. If a director satisfies all of the criteria set forth below it would suggest that the director, absent other contrary considerations, does not have a material relationship with the Company and is independent. If a director fails to satisfy one or more of the criteria set forth below, further Board inquiry and discussion is needed to determine if the director has a material relationship with the Company or may be found independent.

Business and Professional Relationships of Directors and Their Family Members

•	The director is not currently providing personally, and has not provided personally within the past three years, property, goods or services (other than services as a member of the Board or any committees thereof) to the Company or any of its executive officers.

•	No member of the director’s immediate family is currently providing personally, or has provided personally within the past three years, property, goods or services (other than services as an unpaid intern of the Company) to the Company or any of its executive officers.

•	The director is not currently receiving personally, and has not received personally within the past three years, property, goods or services from the Company. The foregoing requirements do not apply to compensation, services or goods paid or provided to the director solely in connection with the director’s service on the Board or any committees thereof, including $1,000 or less a year in the Company’s products which may be given to the director or one or more of the director’s family members as a director benefit.

A-1

•	No member of the director’s immediate family is currently receiving personally, or has received personally within the past three years, property, goods or services from the Company, excluding the de minimus Company product benefit mentioned above. The foregoing requirements do not apply to unpaid internships provided to a member of the director’s immediate family.

•	The director is not an executive officer or employee of any entity to which the Company was indebted at any time within the past three years or which was indebted to the Company at any time within the past three years in an amount that exceeded at the end of any such year the greater of (i) 2% of such entity’s consolidated assets or (ii) $1,000,000.

Compensation

•	Notwithstanding the restriction described above with respect to direct or indirect receipt of consulting, advisory or other compensatory fees other than in connection with Board or committee service, arrangements between the Company and (i) entities affiliated with the director or (ii) immediate family members of the director, which may be deemed to provide a form of indirect compensation to the director, will not result in a loss of status as an independent director provided such relationships do not violate the requirements set forth above.

Charitable Relationships

•	The director is not an executive officer or an employee of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

•	No member of the director’s immediate family is an executive officer of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

Stock Ownership

•	The director’s stock ownership, as determined in accordance with the rules of the SEC as applied to preparation of proxy statements, does not exceed 5% of the Company’s outstanding stock.

Other Family Relationships

•	The director is not related to any other member of the Company’s board of directors or any officer of the Company.

A-2

Appendix B

2014 US Mercer Benchmark Database — Executive

3M Company

7-Eleven, Inc.

A&E Television Networks, LLC

A.O. Smith Corporation

AAA National Office

AAA Northern California, Nevada and Utah

AAA Northern California, Nevada and Utah – AAA Insurance Exchange

Abbott Laboratories

AbbVie, Inc.

Abloy Security, Inc.

ABM Industries, Inc.

ABM Industries, Inc. – ABM Building & Energy Solutions, Inc.

ABM Industries, Inc. – ABM Onsite Services, Inc.

ABM Industries, Inc. – Air Serv Corporation

Abt Associates, Inc.

AccentCare, Inc.

Accenture, Inc.

Accolade Wines North America, Inc.

AccuTech Plastics Inc.

ACE Limited – ACE USA

ACH Food Companies, Inc.

ACS Technologies Group, Inc.

Actavis, Inc.

ACTIVE Network, LLC

Actuant Corporation

Actuant Corporation – Cortland Cable

Actuant Corporation – Elliott Manufacturing

Actuant Corporation – Hydratight

Actuant Corporation – Maximatecc

Actuant Corporation – Milwaukee Cylinder

Actuant Corporation – Power Packer

Actuant Corporation – Sanlo, Inc.

Actuant Corporation – Weasler Engineering, Inc.

ACUITY

Acuity Brands, Inc.

Acuity Brands, Inc. – Lighting & Luminaries

Acuity, Inc.

Acumen, LL & The SPHERE Institute

Acushnet Company

Adidas America, Inc.

ADT, LLC

Advanced Digital Broadcast, Inc.

Advantek, Inc.

Adventist Health

Adventist Health – Adventist Med Center - Hanford

Adventist Health – Adventist Med Center - Portland

Adventist Health – Castle Medical Center

Adventist Health – Feather River Hospital

Adventist Health – Frank R. Howard Memorial Hospital

Adventist Health – Glendale Adventist Med Center

Adventist Health – Reedley Hospital

Adventist Health – Saint Helena Hospital

Adventist Health – San Joaquin Community Hospital

Adventist Health – Simi Valley Hospital

Adventist Health – Sonora Regional Med Center

Adventist Health – St. Helena Hospital – Clear Lake

Adventist Health – Tillamook County General Hospital

Adventist Health – Ukiah Valley Medical Center

Adventist Health – Walla Walla General Hospital

Adventist Health – White Memorial Med Center

Advocate Health Care

Advocate Health Care – Advocate BroMenn Medical Center

Advocate Health Care – Advocate Christ Medical Center

Advocate Health Care – Advocate Condell Medical Center

Advocate Health Care – Advocate Eureka Hospital

Advocate Health Care – Advocate Good Samaritan Hospital

Advocate Health Care – Advocate Good Shepherd Hospital

Advocate Health Care – Advocate Illinois Masonic Medical Center

Advocate Health Care – Advocate Lutheran General Hospital

Advocate Health Care – Advocate Medical Group

Advocate Health Care – Advocate Sherman Hospital

Advocate Health Care – Advocate South Suburban Hospital

Advocate Health Care – Advocate Trinity Hospital

AECOM Technology Corporation

Aegon USA Investment Management, LLC

AEP Industries Inc.

Aeronix, Inc.

Aesop (USA)

AET Inc. Ltd.

AET Inc., Ltd. – AET Offshore Services, Inc.

Affinion Group Holdings, Inc.

AFLAC, Inc.

AFLAC, Inc. – Communicorp, Inc.

AgData

Agero, Inc.

AgFirst Farm Credit Bank

Aggreko, LLC

AGL Resources – AGL Services Company (Networks)

Agnesian HealthCare

AgriBank, FCB

Agusta Westland Philadelphia Corporation

Ahlstrom Corporation USA

Aimco

Aimia Proprietary Loyalty US Inc.

AIPSO

Air Liquide

Air Products and Chemicals, Inc.

Air Products and Chemicals, Inc. – Air Products Electronics, LLC

Air Products and Chemicals, Inc. – Air Products Helium, Inc.

Air Products and Chemicals, Inc. – Air Products Hydrogen Company, Inc.

Air Products and Chemicals, Inc. – Industrial Gases Americas

Akerman LLP

Akebono Brake Corporation

Al Jazeera America, LLC

Albemarle Corporation

Alcoa, Inc.

Alfa Laval, Inc.

Algonquin Power Co.

Allegheny Health Network

Allegheny Health Network – Allegheny General Hospital

Allegheny Health Network – Allegheny Valley Hospital

Allegheny Health Network – Canonsburg General Hospital

Allegheny Health Network – Forbes Regional Hospital

Allegheny Health Network – Physician Organization

Allegheny Health Network – The Western Pennsylvania Hospital

Allen Precision Equipment

Alliance Data Systems

Alliance Data Systems – Epsilon

Alliance Data Systems – Retail

Alliant Energy Corporation

Allianz Asset Management of America L.P.

Allianz Life Insurance Company of North America

Allina Health System

Allina Health System – New Ulm Medical Center

Allstate Corporation, The

Ally Financial, Inc.

Alta Colleges, Inc. – Westwood College

Altana ACTEGA Kelstar, Inc.

Altana ACTEGA WIT, Inc.

Altana BYK USA, Inc.

Altana BYK-Gardner USA

Altana ECKART America Corp.

Altana ELANTAS PDG, Inc.

Altarum Institute

Alticor, Inc.

Altria Client Services

Altria Compounds, LLC

Altria Group Distribution Company

Altria Group, Inc.

Altria Import Export Services, LLC

Altria International Sales, Inc.

Altria Ventures, Inc.

Alyeska Pipeline Service Company

Amcor Rigid Plastics

American Airlines, Inc.

American Cancer Society

American Capital, Ltd.

American Century Investments

American Century Investments – CA

American Chemical Society

American College of Emergency Physicians

American College of Surgeons, The

American Dental Association – California Dental Association

American Dental Association – California Dental Association – Rotunda Partners

American Dental Association – California Dental Association – TDIC Insurance Solutions

American Dental Partners, Inc.

American Enterprise Group, Inc.

American Express Company

American Family Insurance

American Financial Group, Inc.

American Financial Group, Inc. – Great

American Financial Resources, Inc.

American Financial Group, Inc. – Great American Insurance Group

American Financial Group, Inc. – Mid-Continent Casualty Company

American Financial Group, Inc. – National Interstate Insurance Company

American Financial Group, Inc. – Republic Indemnity

American Financial Group, Inc. – Summit Holding Southeast, Inc.

American Greetings Corporation

American Heart Association

American International Group, Inc.

American National Insurance

American Red Cross

American Transmission Company

American University

Ameripride Service, Inc.

Ameriprise Financial

AmerisourceBergen Corporation

AmerisourceBergen Corporation – Drug Corporation

AmerisourceBergen Corporation – Consulting Services

AmerisourceBergen Corporation – Specialty Group

Ameristar Fence Products, Inc.

Amerisure Mutual Insurance Company

Ameritas Life Insurance Corporation

Amherst H. Wilder Foundation

Amica Mutual Insurance Company

Analysis Group, Inc.

Andersen Corporation

Andersen Menomonie, Inc.

Andersen Windows, Inc.

Ann, Inc.

Ann, Inc. – Ann Taylor

Ann, Inc. – Ann Taylor Factory Stores

Ann, Inc. – LOFT

Anthelio Healthcare Solutions, Inc.

Anthem, Inc.

Apex Systems, Inc.

Apex Tool Group, LLC

Apple Leisure Group

Aptean, Inc.

ARAMARK Corporation

ARAMARK Corporation – Healthcare

ARAMARK Corporation – Higher Education

ARAMARK Corporation – Refreshment Services

ARAMARK Corporation – Sports and Entertainment

Arbella Insurance Group

Arby’s Restaurant Group

Archdiocese of Chicago

Archroma U.S., Inc.

Arctic Slope Regional Corporation

Arctic Slope Regional Corporation – Alaska Growth Capital

Arctic Slope Regional Corporation – ASRC Construction Holding Company

Arctic Slope Regional Corporation – ASRC Energy Services

Arctic Slope Regional Corporation – ASRC Federal Holding Company

Arctic Slope Regional Corporation – Petro Star, Inc.

Arctic Slope Regional Corporation – Top of the World Hotel

Areas USA Inc.

Argo Group US, Inc.

Argonne National Laboratory

ARJ Manufacturing, LLC

Arkansas Blue Cross Blue Shield

Arkansas Children’s Hospital

Arlington County Government

Armstrong World Industries, Inc.

Arnold and Porter, LLP

Arrow Electronics, Inc.

Arthrex, Inc.

ARYZTA, LLC

Ascena Retail Group, Inc.

Ascena Retail Group, Inc. – Catherine’s

Ascena Retail Group, Inc. – Dressbarn

Ascena Retail Group, Inc. - Justice

Ascena Retail Group, Inc. – Lane Bryant

Ascena Retail Group, Inc. - Maurices

Ascension Health Alliance – Ascension Health

Ascom Network Testing, Inc.

ASM America, Inc.

ASSA ABLOY Americas

ASSA ABLOY Sales and Marketing Group, Inc.

ASSA, Inc.

AssetMark, Inc.

Associated Bank

Association of American Medical Colleges

Asurion

AT&T, Inc.

ATCO Structures and Logistics (USA), Inc.

Atento

Athlon Solutions, LLC

Atkins North America

AtlantiCare

AtlantiCare – ARMC Atlantic City Campus

Atlas Energy Group, LLC

Atlas Van Lines, Inc.

Auburn University

Aurora Health Care

Aurora Health Care – Aurora Advanced Health Care

Aurora Health Care – Aurora BayCare Medical Center

Aurora Health Care – Aurora Clinical Laboratories

Aurora Health Care – Aurora Family Services

Aurora Health Care – AuroraHealth Care Ventures

Aurora Health Care – Aurora Lakeland Medical Center

Aurora Health Care – Aurora Medical Center - Grafton

Aurora Health Care – Aurora Medical Center - Kenosha

Aurora Health Care – Aurora Medical Center - Oshkosh

Aurora Health Care – Aurora Medical Center - Summit

Aurora Health Care – Aurora Medical Center - Hartford

Aurora Health Care – Aurora Medical Centers of Manitowoc County

Aurora Health Care – Aurora Medical Centers of Sheboygan County

Aurora Health Care – Aurora Medical Group Brown County

Aurora Health Care – Aurora Medical Group System Specialists

Aurora Health Care – Aurora Medical Group Waukesha County

Aurora Health Care – Aurora Medical Group, Behavioral Health

Aurora Health Care – Aurora Medical Group, Kenosha

Aurora Health Care – Aurora Medical Group, Manitowoc Clinic

Aurora Health Care – Aurora Medical Group, Marinette-Menominee Clinic

Aurora Health Care – Aurora Medical Group, Metro Southside

Aurora Health Care – Aurora Medical Group, North Region

Aurora Health Care – Aurora Medical Group, Racine

Aurora Health Care – Aurora Medical Group, Sheboygan Clinic

Aurora Health Care – Aurora Medical Group, Walworth Division

Aurora Health Care – Aurora Memorial Hospital of Burlington

Aurora Health Care – Aurora Pharmacy

Aurora Health Care – Aurora Psychiatric Hospital

Aurora Health Care – Aurora Sinai Medical Center

Aurora Health Care – Aurora St. Luke’s Medical Center

Aurora Health Care – Aurora St. Luke’s South Shore

Aurora Health Care – Aurora UW Academic Medical Group

Aurora Health Care – Aurora Visiting Nurse Association

Aurora Health Care – Aurora West Allis Medical Center

Aurora Health Care – Research Institute LLC

Austin Community College

Auto Club Group

Automatic Data Processing, Inc.

Automatic Data Processing, Inc. – AVS Division

Automatic Data Processing, Inc. – Employer Services

Automatic Data Processing, Inc. – Employer Services, MAS Division

Automatic Data Processing, Inc. – TS Division

Automobile Club of Southern California

Automotive Technology Systems, LLC

Autotask Corporation

AutoZone, Inc.

AvalonBay Communities, Inc.

Aviall, Inc.

Avis Budget Group, Inc.

Avon Products, Inc.

AXA Assistance USA, Inc.

Axcess Financial Services, Inc.

Axcess Financial Services, Inc. – WhyNotLeaseIT

Axiall Corp.

Axis Communications, Inc.

Azure Midstream Energy, LLC

AZZ Inc.

AZZ Inc. – Bus Systems

AZZ Inc. – Enclosure Systems

AZZ Inc. – HV Bus Systems

AZZ Inc. – Lighting Systems

AZZ Inc. – Nuclear, NLI

AZZ Inc. – Switchgear Systems

AZZ Inc. – Tubular Products

B&H Foto & Electronics Corp.

Bacardi U.S.A., Inc.

Bain & Company

Ball Corporation

Ball Corporation – Ball Food & Household Product Division, Americas

Ball Corporation – Metal Beverage Packaging Division

Bang & Olufsen America, Inc.

Banner Health

Bar-S Foods

Bart & Associates, Inc.

BASF Corporation

Battelle Memorial Institute

Baxter International – Baxter Healthcare Corporation of Puerto Rico, Inc.

Baxter International Inc.

Baylor College of Medicine

Baylor Scott & White Health

Baylor Scott & White Health – Baylor All Saints Medical Center Forth Worth

Baylor Scott & White Health – Baylor Health Care System Foundation

Baylor Scott & White Health – Baylor Health Enterprises, LP

Baylor Scott & White Health – Baylor Jack and Jane Hamilton Heart and Vascular Hospital

Baylor Scott & White Health – Baylor Medical Center at Carrollton

Baylor Scott & White Health – Baylor Medical Center at Garland

Baylor Scott & White Health – Baylor Medical Center at Irving

Baylor Scott & White Health – Baylor Medical Center at McKinney

Baylor Scott & White Health – Baylor Medical Center at Plano

Baylor Scott & White Health – Baylor Medical Center at Waxahachie

Baylor Scott & White Health – Baylor Regional Medical Center at Grapevine

Baylor Scott & White Health – Baylor Research Institute

Baylor Scott & White Health – Baylor Specialty Hospital

Baylor Scott & White Health – Baylor University Medical Center

Baylor Scott & White Health – Health Texas Provider Network

Baylor Scott & White Health – The Heart Hospital Baylor - Denton

Baylor Scott & White Health – The Heart Hospital Baylor - Plano

Baystate Health, Inc.

BDP International, Inc.

Beachbody, LLC

Bechtel Corporation

Bechtel Corporation - Bechtel Plant Machinery, Inc.

Belden, Inc.

Belk, Inc.

BeneFit Cosmetics, LLC

Bently University

Berkshire Hathaway, Inc. – Fruit of the Loom, Inc.

Berkshire Hathaway, Inc. – GEICO Casualty Company

Betty Ford Center – Rancho Mirage

Bible Leage International

Big Heart Pet Brands

Big Lots, Inc.

Bill & Melinda Gates Foundation

BJC HealthCare

BJC HealthCare – Alton Memorial Hospital

BJC HealthCare – Barnes-Jewish Hospital

BJC HealthCare – Barnes-Jewish St. Peters Hospital

BJC HealthCare – Barnes-Jewish West County Hospital

BJC HealthCare – BJC Behavioral Health

BJC HealthCare – BJC Corporate Health Services

BJC HealthCare – BJC Home Care Services

BJC HealthCare – Boone Home Health

BJC HealthCare – Boone Hospital Center

BJC HealthCare – Christian Hospital

BJC HealthCare – Missouri Baptist Medical Center

BJC HealthCare – Missouri Baptist Sullivan Hospital

BJC HealthCare – Parkland Health Center

BJC HealthCare – Physicians Group, LC

BJC HealthCare – Progress West Healthcare Center

BJC HealthCare – St. Louis Children’s Hospital

Black & Veatch Corporation

Black & Veatch Corporation – B&V Special Projects Corp.

Black & Veatch Corporation – Black & Veatch Construction, Inc.

Black & Veatch Corporation – Black & Veatch International Company

Black & Veatch Corporation – Overland Contracting, Inc.

Black Knight Financial Services

Blue Cross & Blue Shield of Rhode Island

Blue Cross and Blue Shield of Alabama

Blue Cross and Blue Shield of Kansas City

Blue Cross and Blue Shield of Massachusetts, Inc.

Blue Cross and Blue Shield of Minnesota

Blue Cross and Blue Shield of North Carolina

Blue Cross Blue Shield of Michigan

Blue Cross of Idaho Health Services, Inc.

Blue Shield of California

BlueCross BlueShield of Louisiana

BlueCross BlueShield of South Carolina

BlueCross of Northeastern Pennsylvania

BMC Software, Inc.

BMW Financial Services NA, LLC

BMW Manufacturing Co., LLC

BMW of North America, LLC

BNSF Railway Company

Board of Governors of the Federal Reserve System

Board of Governors of the Federal Reserve System – Federal Reserve Information Technology

Boart Longyear

Bob Evans Farms, Inc.

Bob Evans Farms, Inc. – Bob Evans Foods

Bob Evans Farms, Inc. – Bob Evans Restaurants

Boca Raton Regional Hospital

Boddie Noell Enterprises, Inc.

Boeing Company, The

Boeing Employees Credit Union (BECU)

Boise Cascade, LLC

Boise Cascade, LLC – Building Materials Distribution

Boise Cascade, LLC – Wood Products

Bombardier Aerospace (USA)

Bombardier Transportation

Bonduelle Americas

Bon-Ton Stores, Inc., The

Borden Dairy Company

Boston Children’s Hospital

Boston College

Boy Scouts of America

Bracco Diagnostics, Inc.

Branch Banking & Trust Company

Brandies University

Bremer Financial Corporation

Brickman Group Ltd., LLC

Bridgepoint Education, Inc.

Brdigestone Americas, Inc.

Bridgetown Natural Foods, LLC

Brightstar Corporation

Bristow Group, Inc.

Broadbean Technology, Inc.

Broadridge Financial Solutions, Inc.

Broadridge Financial Solutions, Inc. – Business Process Outsourcing, LLC

Broadridge Financial Solutions, Inc. – Investor Communication Solutions

Broadridge Financial Solutions, Inc. – Matrix Financial Solutions, Inc.

Broadridge Financial Solutions, Inc. - Securities Processing Solutions

Brookdale Senior Living, Inc.

Brookfield Residential Properties, Inc.

Brookhaven National Laboratory

Broward Health

Broward Health - Broward Health Coral Springs

Broward Health - Broward Health Imperial Point

Broward Health - Broward Health Medical Center

Broward Health - Broward Health North

Brown University

Brown-Forman Corporation

BRP US, Inc.

Bryan Cave LLP

BSH Home Appliances Corporation

Buckeye Partners, L.P.

Bullhorn, Inc.

Burgess & Niple, Inc.

C&J Energy Services, Inc.

C.B. Fleet Company, Inc.

Cablevision System Corporation

Cabot Corporation

CAE CATS

CAE Healthcare US

CAE NETC

CAE Oxford Aviation Academy

CAE SimuFlite

CAE USA

California Hospital Association

California ISO

Calpine Corporation

Calumet Specialty Products Partners, L.P.

Cambia Health Solutions

Cambro Manufacturing Company, Inc.

Cameron International Corp.

Cameron International Corp. – Drilling and Production Systems

Cameron International Corp. – Surface Systems

Cameron International Corp. – Valves & Measurement

Campari America

Campbell Soup Company

Campbell Soup Company – International Simple Meals and Beverages

Campbell Soup Company – North America Foodservice

Campbell Soup Company – Pepperidge Farm

Campbell Soup Company – Plum Organics

Canadian Pacific US

Capital BlueCross

Capital One Financial Corp.

CARBO Ceramics, Inc.

CARBO Ceramics, Inc. – Falcon Technologies and Services

CARBO Ceramics, Inc. – StrataGen, Inc.

Cardinal Health, Inc.

Career Education Corporation

Career Education Corpioration – Colorado Technical University

CareerBuilder, LLC

CareFirst BlueCross BlueShield

Cargill, Inc.

Caribou Coffee Company

Carlson

Carlson – Carlson Wagonlit Travel

Carlson – Hotels Worldwide

CarMax, Inc.

Carmeuse North America

Carnegie Mellon University

Carolinas Healthcare System

Carpenter Technology Corporation

Carson Companies, The

Cartus Corporation

Cascade Corporation

Casey Family Programs

Castleton Commodities International, LLC

Catalysis and Chiral Technologies

Caterpillar, Inc.

Catholic Charities Corporation

Catholic Financial Life

Catholic Health Initiatives

Catholic Health Initiatives – Mercy Medical Center Roseburg

Catholic Health Initiatives – St. Anthony Hospital

Catholic Health Initiatives – St. Joseph Medical Center (Tacoma)

CBRE Group, Inc.

CC Industries, Inc.

CDI Corporation, Inc.

CDM Smith, Inc.

CDM Smith, Inc. – CDM Constructors, Inc.

CDS Global, Inc.

Ceco Door

Cedars-Sinai Medical Center

Celgard, LLC

Cemex, Inc. US

Cengage Learning Holdings II, Inc.

Centene Corporation

Centra Health, Inc.

Centro, Inc.

Centura Health

CEVA Logistics Americas

CH2M Hill

Champion Petfoods

Charter Communications

Cheesecake Factory, Inc, The

Checkpoint Systems Inc.

Checkpoint Systems Inc. – MAS Worldwide

Checkpoint Systems Inc. – North America

Checkpoint Systems Inc. – Retail Merchandising Solutions

Chelan County Public Utility District

Chemetall US Inc.

Chenega Corporation

Chicago Public Schools (CPS)

Children’s Medical Center of Dallas

Children’s Healthcare of Atlanta

Children’s Hospital Central California

Children’s Hospital Los Angeles

Children’s Hospital of Orange County

Children’s Hospital of Wisconsin

Children’s Hospitals and Clinics of Minnesota

Chipotle Mexican Grill

Choctaw Nation of Oklahoma

Choctaw Nation of Oklahoma-Choctaw Defense

Choice Hotels International, Inc.

Chr. Hansen Inc.

Christian Dior Inc.

Christiana Care Health System

Christie’s, Inc.

CHS Inc.

Cigars International, Inc.

CIGNA Corporation

CIGNA Corporation – CIGNA Group Insurance & Dental

CIGNA Corporation – CIGNA Healthcare

Cimarex Energy Co.

Cincinnati Children’s Hospital Medical Center

Circle K Stores, Inc.

Citigroup Inc. – Citi North America, Operations & Technology

Citizens Energy Group

Citizens Property Insurance Corporation

City and County of Denver

City Colleges of Chicago

City of Charlotte

City of Fort Worth

City of Greensboro

City of Hope

City of Houston

City of Overland Park, Kansas

City of Richmond

Civeo Management, LLC

Civeo Offshore, LLC

Civeo USA Manufacturing, LLC

Civeo USA, LLC

Clark Equipment Company

Clarkston-Potomac Group, Inc.

Clearlink

Clearwater Paper Corporation

Cleco Corporation

Clemens Family Corporation

Clemens Family Corporation – Clemens Food Group

Cleveland Brothers Equipment Co., Inc.

Cleveland Clinic

Cleveland Clinic – Euclid Hospital

Cleveland Clinic – Fairview Hospital

Cleveland Clinic – Hillcrest Hospital

Cleveland Clinic – Lakewood Hospital

Cleveland Clinic – Lutheran Hospital

Cleveland Clinic – Marymount Hospital

Cleveland Clinic – Medina Hospital

Cleveland Clinic – SouthPointe Hospital

Cloud Peak Energy Resources

CME Group, Inc.

CNA Financial Corporation

CNH America LLC

CNO Financial Group, Inc.

Coats North America

Coca-Cola Company, The

Cognitive Medical Systems, Inc.

College of DuPage

College of William & Mary

Collin County

Colonial Pipeline Company

Columbian Chemicals Company

Columbian Chemicals Company – Hickok KS Plant

Columbian Chemicals Company – North America Region

Columbian Chemicals Company – North Bend Plant

Columbus McKinnon Corporation

Comcast Corporation

Comcast Corporation – Comcast Cable Communications

Comcast Corporation – Universal Orlando Resort

Comerica, Inc.

Commerce Bancshares, Inc.

Commercial Metals Company

Commonwealth Health Network

Compass Group North America

Compass Minerals International, Inc.

Computer Sciences Corporation

Computershare

ConAgra Foods, Inc.

Concord Hospital

Connecticut Children’s Medical Center

CONSOL Energy, Inc.

Constellation Brands, Inc.

Constellation Brands, Inc. – Beer Division

Constellation Brands, Inc. – Constellation Wines North America

Control Components, Inc. (CCI)

Convergys Corporation

Con-way, Inc.

Con-way, Inc. – Con-way Freight

Con-way, Inc. – Con-way Truckload

Con-way, Inc. – Menlo Worldwide Logistics

Cook Children’s Health Care System

Cooper’s Hawk Winery & Restaurants

CopperPoint Mutual Insurance Company

Corbin Russwin, Inc.

CoreLogic, Inc.

Corix – Corix Utilities

Corix – Corix Water Products

Corix Infrastructure Services US

Cornell University

Corning, Inc.

Corning, Inc. – Display Technologies

Corning, Inc. – Environmental Technologies

Corning, Inc. – Life Sciences

Corning, Inc. – Optical Communications

Corning, Inc. – Specialty & Ophthalmic Materials

Corrections Corporation of America

Cost Plus, Inc.

Covenant Health

Covenant Health – Fort Loudoun Medical Center

Covenant Health – Fort Sanders Regional Medical Center

Covenant Health – LeConte Medical Center

Covenant Health – Methodist Medical Center

Covenant Health – Morristown-Hamblen Health System

Covenant Health – Parkwest Medical Center

Covenant Health – Roane Medical Center

Coverys – Medical Professional Mutual Insurance Company

Covington & Burling LLP

Cox Enterprises, Inc.

Cox Enterprises, Inc. – Cox Automotive, Inc.

Cox Enterprises, Inc. – Cox Communications, Inc.

Cox Enterprises, Inc. – Cox Media Group

CPS Energy

Cracker Barrel Old Country Store, Inc.

Creamy Creation, LLC

Credit Acceptance Corporation

Crowe Horwath LLP

Crowley Maritime Corporation

Crown Castle International Corporation

CSA International

CSL Americas

CSL Behring US

CST Brands, Inc.

Cubic Corporation

Cubic Corporation – Cubic Applications, Inc.

Cubic Corporation – Cubic Defense Applications, Inc.

Cubic Corporation – Cubic Transportation System, Inc.

Cullen/Frost Bankers, Inc.

Cummins, Inc.

Cummins, Inc. – Components

Cummins, Inc. – Distribution Business

Cummins, Inc. – Engine Business

Cummins, Inc. – Power Generation

CUNA Mutual Group

Curtiss-Wright Corporation

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation, Electro-Mechanical Systems

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation, Nuclear Group

Curtiss-Wright Corporation – Curtiss-Wright Industrial Group

Curtiss-Wright Corporation – Defense Solutions

Curtiss-Wright Corporation – Sensors & Controls

Curtiss – Wright Corporation – Surface Technologies

CVS Health Corporation

D.A. Davidson Companies

Daiichi Sankyo, Inc.

Daikin Applied Americas, Inc.

Daimler Trucks North America, LLC

Dairy Farmers of America, Inc.

Dallas Central Appraisal District

Dana Holding Corporation

Danaher Corporation – Beckman Coulter, Inc.

Danaher Corporation – Tektronix, Inc.

Danfoss Power Solutions (US) Company

Danfoss Turbocor Compressors, Inc.

Danfoss, LLC

Dannon Company, Inc., The

Darden Restaurants, Inc.

Darden Restaurants, Inc. – Bahama Breeze

Darden Restaurants, Inc. – Capital Grill

Darden Restaurants, Inc. – Eddie V’s

Darden Restaurants, Inc. – LongHorn

Darden Restaurants, Inc. – Olive Garden

Darden Restaurants, Inc. – Seasons 52

Darden Restaurants, Inc. – Specialty Group

Darden Restaurants, Inc. – Yard House

Dawn Food Products

Day & Zimmermann Group, Inc.

Day & Zimmermann Group, Inc. – Day & Zimmermann Engineering & Construction Services

Day & Zimmermann Group, Inc. – Day & Zimmermann Engineering, Construction and Maintenance

Day & Zimmermann Group, Inc. – Day & Zimmermann government Services

Day & Zimmermann Group, Inc. – Day & Zimmermann Munitions and Defense

Day & Zimmermann Group, Inc. – Day & Zimmermann NPS

Day & Zimmermann Group, Inc. – DZ Atlantic

Day & Zimmermann Group, Inc. – SOC, LLC

Day & Zimmermann Group, Inc. – Yoh Services, LLC

DCP Midstream, LP

DCS Corporation

Dealer Socket, Inc.

Dean Foods Company

Dean Foods Company – Alta-Dena Certified Dairy, LLC

Dean Foods Company – Berkeley Farms, LLC

Dean Foods Company – Country Fresh, LL

Dean Foods Company – Dean Dairy Holdings, LLC

Dean Foods Company – Dean East II, LLC

Dean Foods Company – Dean Foods North Central, LLC

Dean Foods Company – Dean Foods of Wisconsin, LLC

Dean Foods Company – Dean Management, LLC

Dean Foods Company – Dean Services, LLC

Dean Foods Company – Dean Transportation, Inc.

Dean Foods Company – Fresh Dairy Direct

Dean Foods Company – Gandy’s Dairies, LLC

Dean Foods Company – Garelick Fams, LLC

Dean Foods Company – Mayfield Dairy Farms, LLC

Dean Foods Company – Midwest Ice Cream Company, LLC

Dean Foods Company – Model Dairy, LLC

Dean Foods Company – Reiter Dairy, LLC

Dean Foods Company – Southern Foods Group, LLC

Dean Foods Company – Suiza Dairy Group, LLC

Dean Foods Company – Tuscan/Lehigh Dairies, Inc.

Dean Foods Company – Verifine Dairy Products of Sheboygan, LLC

Deckers Outdoor Corporation

Deere & Company

Del Monte Foods, Inc.

DeLaval, Inc.

Deluxe Corporation

Deluxe Entertainment Services Group, Inc.

Denny’s Corporation

Denso Manufacturing Tennessee, Inc.

Denver Health & Hospital Authority

Denver Public Schools

Department of Defense

DePaul University

Detroit Diesel Corporation

Devon Energy Corporation

DeVry Education Group, Inc.

Dexerials America Corporation

DFC Global Corp

DHL Express – USA

DHL Regional Services, Inc.

Dick’s Sporting Goods

Diebold, Inc.

Dignity Health

Dignity Health – Arroyo Grande Community Hospital

Dignity Health – Bakersfield Memorial Hospital

Dignity Health – California Hospital Medical Center

Dignity Health – Chandler Regional Medical Center

Dignity Health – Community Hospital of San Bernardino

Dignity Health – Dominican Hospital

Dignity Health – French Hospital Medical Center

Dignity Health – Glendale Memorial Hospital and Health Center

Dignity Health – Marian Medical Center

Dignity Health – Mark Twain St. Joseph Hospital

Dignity Health – Mercy General Hospital

Dignity Health – Mercy Gilbert Medical Center

Dignity Health – Mercy Hospital of Folsom

Dignity Health – Mercy Hospitals of Bakersfield – Downtown Campus

Dignity Health – Mercy Medical Center – Mt. Shasta

Dignity Health – Mercy Medical Center Merced

Dignity Health – Mercy Medical Center Redding

Dignity Health – Mercy San Juan Medical Center

Dignity Health – Methodist Hospital of Sacramento

Dignity Health – Northridge Hospital Medical Center – Roscoe Campus

Dignity Health – Saint Francis Memorial Hospital

Dignity Health – Sequoia Hospital

Dignity Health – Sierra Nevada Memorial Hospital

Dignity Health – St. Bernardine Medical Center

Dignity Health – St. Elizabeth Community Hospital

Dignity Health – St. John’s Pleasant Valley Hospital

Dignity Health – St. John’s Regional Medical Center

Dignity Health – St. Joseph’s Hospital and Medical Center

Dignity Health – St. Joseph’s Medical Center

Dignity Health – St. Mary’s Medical Center – Long Beach

Dignity Health – St. Mary’s Medical Center – San Francisco

Dignity Health – St. Rose Dominican Hospitals – Rose de Lima Campus

Dignity Health – St. Rose Dominican Hospitals – San Martin Campus

Dignity Health – St. Rose Dominican Hospitals – Sienna Campus

Dignity Health – Woodland Clinic Medical Group

Dignity Health – Woodland Healthcare

Direct Energy

Direct Supply, Inc.

Direct Supply, Inc. – Aptura

Direct Supply, Inc. – Procurement Services

Direct Supply, Inc. – Product Services

DIRECTV, Inc.

Discover Financial Services

DISH Network Corp

DNV GL

Dockwise Engineering Services

Dockwise USA

Dockwise USA - OKI

Doctors Company, The

Dole Food Company, Inc.

Dollar General Corporation

Dollar Tree, Inc.

Dominion Resources, Inc.

Dominion Resources, Inc. – Dominion Energy, Inc.

Dominion Resources, Inc. – Dominion Generation

Dominion Resources, Inc. – Dominion Virginia Power

Domino’s Pizza, Inc.

Donan Solutions, LLC

Donna Karan Company, LLC, The

Doosan Information and Communications America, LLC

Doosan Infracore International, Inc.

Doosan Infracore Portable Power

Dorsey & Whitney LLP

Dover Corporation

Dover Corporation – Dover Energy

Dover Corporation – Dover Engineered Systems

Dover Corporation – Dover Fluid Management

Dover Corporation – Dover Refrigeration & Food Products

Drummond Company, Inc.

DS Services of America, Inc.

DS Smith Repak

DSM Biomedical, Inc.

DSM Coating Resings Inc.

DSM Desotech, Inc.

DSM Engineering Plastics, Inc.

DSM Food Spec. USA, Inc.

DSM Nutritional Products

DSM Services USA, Inc.

DTE Energy

Duke Energy Corporation

Duke Energy Corporation – Commercial Enterprises, Inc.

Duke Energy Corporation – Duke Energy Carolinas, LLC

Duke Energy Corporation – Duke Energy Florida, LLC

Duke Energy Corporation – Duke Energy Indiana, LLC

Duke Energy Corporation – Duke Energy International, LLC

Duke Energy Corporation – Progress Energy, Inc.

Duke Realty Corporation, Inc.

Duke University Health System

Dunkin’ Brands, Inc.

Eastern Maine Healthcare Systems

Eastman Chemical Company

Eaton Corporation (US)

eBay, Inc.

Ecolab, Inc.

Economic Modeling Specialists Intl.

Education Management Corporation

Educational Testing Service (ETS)

Edward Jones

Edwards Lifesciences, LLC

eGate Solutions

Electric Reliability Counsel of Texas, Inc. (ERCOT, Inc.)

Element Fleet Management

Elevance Renewable Science, Inc.

Elizabeth Arden, Inc.

Elkay Manufacturing Company

EmblemHealth

EMCOR Group, Inc.

Emory University

Employers Mutual Casualty Company

Emtek Products, Inc.

Enerflex, Ltd.

Enerflex, Ltd. – Enerflex Energy Systems (Wyoming), Inc.

Enerflex Ltd. – Gas Drive USA

Energen Corporation – Energen Resources Corporation Energizer Holdings Inc.

Energy Future Holdings Corporation

Energy Future Holdings Corporation – Luminant

Energy Future Holdings Corporation – TXU Energy

Energy Transfer Parners, LP

EnergySolutions

EnergySolutions – Government Customer Group

EnergySolutions – Logistics, Processing and Disposal

EnergySolutions – ZionSolutions, LLC

EnPro Industries, Inc.

EnPro Industries, Inc. – CPI

EnPro Industries, Inc. – Fairbanks Morse Engine

EnPro Industries, Inc. – Garlock Sealing Technologies

EnPro Industries, Inc. – GGB Bearing Technology

EnPro Industries, Inc. – Stemco

EnPro Industries, Inc. – Technetics

ENSCO

ENSCO – North & South America Business Unit

Entergy Corporation

Envoy Air, Inc.

EOG Resources, Inc.

EP Energy, LLC

EPCOR Utilities, Inc. – EPCOR Water (USA), Inc.

Epson America, Inc.

Equifax, Inc.

Equity Office Properties

Equity Residential

Erie Insurance Group

Erlanger Health System

ESL Federal Credit Union

Essentia Health

Essentia Health – Duluth

Essentia Health – Essentia Institute of Rural Health

Essentia Health – Fargo

Essentia Health – Midwest medical Equipment & Supply

Essentia Health – Northern Pines Medical Center

Essentia Health – Pine Medical Center

Essentia Health – St. Joseph’s Medical Center

Essentia Health – St. Mary’s Medical Center

Essentia Health – Virginia Clinic

Essilor of America

Estee Lauder Companies, Inc, The

Euro-Pro Operating, LLC

Everett Clinic, The

Evonik Indsutries North America

Evoqua Water Technologies, LLC

EWAB Engineering, Inc.

Excentus Corporation

ExelAEM

ExelChem Energy

Exel Consumer

Exel Life Science & Healthcare

Exel Power Packaging

Exel Retail Sector

Exel TASL Sector

Exelis, Inc. – Exelis Information Systems

Exelon Corporation

Exeter Health Resources, Inc. - Exeter Hospital

Experian Information Solutions, Inc.

Express Scripts, Inc.

Extended Stay America, Inc.

EY, LLP

F. Hoffman La-Roche, Ltd. – Roche Diagnostics Corporation

F.W. Rickard Seeds, Inc.

Faegre Baker Daniels

Fagron, Inc.

Fairmont Raffles Hotels International – Fairmont Hotels & Resorts

FairPoint Communications, Inc.

Fairview Health Services

Fakhoury Law Group, PC

Farm Credit of New Mexico

Farmers Insurance Group

FBL Financial Group, Inc.

FCA Services U.S.A., Inc.

FCA US, LLC

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of Cincinnati

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Kansas City

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of New York

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federal Reserve Bank of San Francisco – Los Angeles Branch

Federal Reserve Bank of San Francisco – Phoenix Branch

Federal Reserve Bank of San Francisco – Salt Lake City Branch

Federal Reserve Bank of San Francisco – Seattle Branch

Federal Reserve Bank of St. Louis

Federal-Mogul Corporation – Motorparts

Federal-Mogul Corporation - Powertrain

Federal Investors

FedEx Corporation

FedEx Corporation - FedEx Express

FedEx Corporation - FedEx Freight, Inc.

FedEx Corporation – FedEx Ground

FedEx Corporation - FedEx Office

FedEx Corporation - FedEx Services

FedEx Corporation - FedEx SupplyChain

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Fermi National Accelerator Laboratory

Ferrara Candy Company

Ferrellgas

Ferrero USA

Ferrovial

Festo US

Fidelis Care of New York

Fidelity National Information Services

Fifth Third Bancorp

Financial Industry Regulatory Authority (FINRA), Inc.

First Advantage

First American Financial Corporation

First Federal of Lakewood

First Financial Bank

First National Bank of Omaha

First Solar, Inc.

Fiskars Brands, Inc.

Fives Cincinnati

Five Cinetic

Fives Giddings & Lewis

Fives Global Services

Fives Intralogistics Corp.

Fives Landis Corp. – USA

Fives Machining Systems, Inc.

Fives North American Combustion, Inc.

Florida Blue

Florida Gulf Coast University

Florida State University

Florida Virtual School

Fluor Corporation

FM Global

FMR, LLC

Focus Brands, Inc.

Foot Locker, Inc.

Ford Foundation, The

Fortune Brands Home & Security, Inc.

Fortune Brands Home & Security, Inc. – Master Lock Company, LLC

Fortune Brands Homes & Security, Inc. – Master Lock Company, LLC – Sentry Group

Fortune Brands Home & Security, Inc. – MasterBrand Cabinets, Inc.

Fortune Brands Home & Security, Inc. – Moen Incorporated

Fortune Brands Home & Security, Inc. – Therma-Tru

Frameworks Manufacturing, Inc.

Franklin Resources, Inc.

Fred Hutchinson Cancer Research Center

Freeman Companies

Freeman Companies – Alford Media

Freeman Companies – Encore Event Technologies

Freeman Companies – Freeman AV

Freeman Companies – Freeman XP

Freeman companies – Stage Rigging

Freeport-McMoRan, Inc.

Freeport-McMoRan, Inc. – Freeport-McMoRan Oil & Gas

Freightliner Custom Chassis Corporation

Fremont Group

Fresenius Kabi USA

Fresno Madera Farm Credit

Friedkin Companies, Inc.

Friedkin Companies, Inc. – Gulf States Financial Services

Friedkin Companies, Inc. – Gulf States Marketing, Inc.

Friedkin Companies, Inc. – Gulf States Toyota, Inc.

Friedkin Companies, Inc. – US AutoLogistics, LLC

FrieslandCampina USA LP

Froedtert & The Medical College of Wisconsin Community Physicians

Froedtert Health

Froedtert Health – Community Memorial Hospital

Froedtert Health – Froedtert Hospital

Froedtert Health – St. Joseph’s Hospital

Fuel Tech, Inc.

Fuji Electric Corp. of America

G&K Services, Inc.

Gamfi AGL US

Gardner Denver, Inc.

Gardner Denver, Inc. – Air-Relief, Inc.

Gardner Denver, Inc. – Emco Wheaton

Gardner Denver, Inc. – Gardner Denver Water Jetting

Gardner Denver, Inc. – Nash Division

Gardner Denver, Inc. – Oberdorfer Pumps

Gardner Denver, Inc. – Robuschi USA, Inc.

Gardner Denver, Inc. – TCM Investments, Inc.

Gardner Denver, Inc. – Thomas Division

Gate Gourmet, Inc.

Gate Safe, Inc.

Gates Corporation

GATX Corporation

GDF SUEZ Ecova, Inc.

Geisinger Health System

Geisinger Health System – Community Medical Center

Geisinger Health System – Geisinger Bloomsburg Hospital

Geisinger Health System – Geisinger Lewiston Hospital

Geisinger Health System – Geisinger Wyoming Valley Medical Center

GELITA USA

GenCorp, Inc. – Aerojet General Corporation

General Cigar Company

General Dynamics Corporation – General Dynamics Information Technology

General Dynamics Corporation – General Dynamics Information Technology, Defense Solution

General Dynamics Corporation – General Dynamics Information Technology, Health and Civilian Solutions

General Dynamics Corporation – General Dynamics Information Technology, Intelligence Solutions

General Dynamics Corporation – Gulfstream Aerospace Corp.

General Electric – Appliances & Lighting

General Electric – Aviation

General Electric – Energy

General Electric – General Electric Capital

General Electric – Healthcare

General Electric – Oil & Gas

General Electric – Power & Water

General Electric – Transportation

General Electric Company

General Growth Properties, Inc.

General Mills, Inc.

General Motors Company

General Motors Company – General Motors Financial Company, Inc.

Genuine Parts Company

Genworth Financial, Inc.

George Washington University

Georgetown University

Georgia Institute of Technology

Georgia Technology Authority

GeoVera Holdings, Inc.

GfK Custom Research, LLC

GGNSC Holdings, LLC

GGNSC Holdings, LLC – Golden Innovations, AEGIS

GGNSC Holdings, LLC – Golden Innovations, Asera Care, LLC

GGNSC Holdings, LLC – Golden Living, LLC

Giesecke & Devrient US

GKN America Corporation

GKN America Corporation – GKN Aerospace

GKN America Corporation – GKN Aerospace Engine Systems

GKN America Corporation – GKN Aerospace, Chem-tronics, Inc.

GKN America Corporation – GKN Aerospace, Integrated Aerostructures

GKN America Corporation – GKN Aerospace, North America, Inc.

GKN America Corporation – GKN Aerospace, Transparency Systems, Inc.

GKN America Corporation – GKN Armstrong Wheels, Inc.

GKN America Corporation – GKN Driveline

GKN America Corporation – GKN Driveline Newton, LLC

GKN America Corporation – GKN Driveline, North America, Inc.

GKN America Corporation – GKN Land Systems

GKN America Corporation – GKN Land Systems, Power Management Division

GKN America Corporation – GKN Sinter Metals, Inc.

GKN America Corporation – GKN Sinter Metals, Inc., GKN Sinter Metals North America, LLC

GKN America Corporation – Hoeganaes Corporation

Glatfelter

Glen Raven, Inc.

Glencore Ltd

Global Carbon Capture and Storage Institute (US)

Global Payments, Inc.

Global Payments, Inc. – Accelerated Payment Technologies, Inc.

Global Payments, Inc. – Payment Processing, Inc.

GN ReSound North America

GNC Holdings, Inc.

GOJO Industries, Inc.

Golden 1 Credit Union, The

Golub Corporation – Price Chopper Supermarkets, The

Goodwill Industries, Inc.

Goodwin Procter LLP

Graco Inc.

Grady Health System

Graham Holdings Company

Graham Holdings Company – Celtic Healthcare

Graham Holdings Company – Foreign Policy Group

Graham Holdings Company - Forney Corporation

Graham Holdings Company – Graham Media Group Station - KPRC Graham Holdings Company

Graham Holdings Company – Graham Media Group Station - KSAT

Graham Holdings Company – Graham Media Group Station - WDIV

Graham Holdings Company – Graham Media Group Station - WJXT

Graham Holdings Company – Graham Media Group Station - WKMG

Graham Holdings Company – Graham Media Group, Inc.

Graham Holdings Company – Joyce/Dayton Corporation

Graham Holdings Company – Kaplan Higher Education Campuses

Graham Holdings Company – Kaplan Higher Education Group

Graham Holdings Company – Kaplan, Inc.

Graham Holdings Company – Residential Home Health

Graham Holdings Company – SocialCode, LLC

Graham Holdings Company – The Slate Group

Graham Holdings Company - Trove

Grange Mutual Casualty Company

Granite Construction, Inc.

Grant Thornton LLP

Great Dane Trailers

Great Lakes Educational Loan Services, Inc.

Great-West Life & Annuity Insurance Company

Greenheck Fan Corporation

Greenway Health, LLC

GreerWalker LLP

Greystar Management Services, LP

Grinnell Mutual Reinsurance Company

Grohe America, Inc.

Group Health Cooperative

GROWMARK, Inc.

Guardian Life Insurance Company of America – Group Products, The

Guardian Life Insurance Company of America – Individual Markets, The

Guardian Life Insurance Company of America – Retirement, The

Guardian Life Insurance Company of America, The

Guess?, Inc.

gumi America, Inc.

Hagemeyer North America

Haldex, Inc.

Hallmark Cards, Inc.

Hallmark Cards, Inc. – Crayola, LLC

Halyard Health, Inc.

Hamilton Safe Company

Hancock Holding Company

Hanesbrands, Inc.

Hanover Life Reassurance Company of America

Happiest Minds, Inc.

HarbourVest Partners, LLC

Harris Health System

Hartford HealthCare

Hartford HealthCare – Hartford Hospital

Hartford HealthCare – The Hospital of Central Connecticut

Harvard University

Harvard Vanguard Medial Associates

Hasbro, Inc.

Hatch Associates Consultants, Inc.

Hawaiian Electric Company

Hazelden Betty Ford Foundation

HD Supply, Inc.

HDR, Inc.

Health Care Service Corporation – BlueCross BlueShield of Illinois

Health Care Service Corporation – BlueCross BlueShield of Montana

Health Care Service Corporation – BlueCross BlueShield of New Mexico

Health Care Service Corporation – BlueCross BlueShield of Oklahoma

Health Care Service Corporation – BlueCross BlueShield of Texas

Health Diagnostic Laboratory, Inc.

Health First, Inc.

Health Net, Inc.

Health Net, Inc. – Health Net Federal Services

Health Net, Inc. – Health Net of Arizona

Health Net, Inc. – Health Net of California

Health Net, Inc. – Health Net of Oregon

Health Net, Inc. – Health Net Pharmaceutical Services

Health Net, Inc. – Managed Health Network

HealthEast Care System

Healthfirst

HealthNow New York, Inc.

HealthPartners

HealthSouth Corporation

Healthways, Inc.

H-E-B

Heidrick & Struggles International, Inc.

Hella Inc.

Hella, Inc. – Hella Corporate Center USA, Inc. (HCCU)

Hella Inc. – Hella Electronics Corporation (HEC)

Helmerich & Payne, Inc.

Hempel (USA), Inc.

Henry Ford Health System

Henry Ford Health System – Henry Ford Hospital

Henry Ford Health System – Macomb Hospital, Clinton Township

Henry Ford Health System – West Bloomfield Hospital

Henry Ford Health System – Wyandotte Hospital

Henry Schein

Henry Schein – U.S. Dental

Herbalife Ltd.

Herman Miller, Inc.

Herman Miller, Inc. – Geiger International, Inc.

Hershey Company, The

HES, Inc.

Hexion, Inc.

HGST

High Liner Foods (USA) Inc.

Highlights for Children

Highlights for Children – Staff Development for Educators (SDE)

Highlights for Children – Zaner-Bloser

HighPoint Global, LLC

Hillenbrand, Inc.

Hillenbrand, Inc. – Batesville Casket Company

Hillshire Brands Company

Hilton Worldwide Corporation

Hioki USA Corporation

Hirschvogel, Inc.

Hitachi America, Ltd.

Hitachi Capital America Corp.

Hitachi Chemical Company America, Ltd.

Hitachi Communication Technologies America, Inc.

Hitachi Computer Products (America), Inc.

Hitachi Consulting Corporation

Hitachi High Technologies America, Inc.

Hitachi High – Technologies Science America, Inc.

Hitachi HVB, Inc.

Hitachi Kokusai Electric America, Ltd.

Hitachi Powdered metals (USA), Inc.

Hitachi Solutions America, Ltd.

HMSHost Corporation

HNI Corporation

HNI Corporation – Allsteel

HNI Corporation – Gunlocke

HNI Corporation – Hearth & Home Technologies

HNI Corporation – HNI International

HNI Corporation – HON Company

HNI Corporation – Paoli

HNTB Companies

HNTB Companies – Central

HNTB Companies – Design Build

HNTB Companies – Great Lakes

HNTB Companies – Northeast

HNTB Companies – Southeast

HNTB Companies – West

Hoffman Enclosures, Inc.

Holland & Knight, LLP

Holland America Line

HollyFrontier Corporation

Holt Texas, Ltd.

Honda Aircraft Company, LLC

Honda of America Mfg., Inc.

Honeywell International, Inc.

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hormel Foods Corporation – Affiliated BU’s

Hormel Foods Corporation – Farmer John

Hormel Foods Corporation – Foodservice

Hormel Foods Corporation – Grocery Products

Hormel Foods Corporation – Hormel Foods International Corporation

Hormel Foods Corporation – Jennie-O Turkey Store

Hormel Foods Corporation – Refrigerated Foods

Hormel Foods Corporation – Specialty Foods

Hospital Sisters Health System

Hot Topic, Inc.

Houghton Mifflin Harcourt

Hovnanian Enterprises, Inc.

Hovnanian Enterprises, Inc. – Edison Division

Hovnanian Enterprises, Inc. – Landover Division

Hovnanian Enterprises, Inc. – Phoenix Division

Hovnanian Enterprises, Inc. – Windward Homes, LLC

Howard Hughes medical Institute

Hublot

Hu-Friedy Mfg. Co., LLC

Humana, Inc.

Hunt Consolidated

Hunt Consolidated – Hunt Oil Company

Hunt Consolidated – Hunt Realty

Hunter Douglas Inc.

Huntington Bancshares Inc.

Hunton & Williams, LLP

Husky Injection Molding Systems Ltd.

Hussmann Corporation

Hyatt Hotels Corporation

HydraMaster North America

Hypertherm

Hyundai Motor America

IBEX Global

IDEXX Laboratories

IEWC

IFM North America, Inc.

II-VI Incorporated

II-VI Incorporated – Advanced Materials

II-VI Incorporated - INFRARED

II-VI Incorporated – Marlow Industries, Inc.

II-VI Incorporated – Optical Systems

II-VI Incorporated – Optical Systems - VLOC

II-VI Incorporated – Photop USA FL

II-VI Incorporated – Wide Bandgap Group

IKEA Distribution Services, Inc.

IKEA North American Services, LLC

Illinois Tool Works

Illinois Tool Works – Automotive OEM

Illinois Tool Works – Construction Products

Illinois Tool Works – Consumer Products

Illinois Tool Works – Food Equipment

Illinois Tool Works – Polymer & Fluids

Illinois Tool Works – Test & Measurement and Electronics

Illinois Tool Works – Welding

Imerys Refractory Minerals North America

IMG Worldwide

IMI Hydronic Engineering, Inc.

IMS Health Holdings, Inc.

IMS Health Holdings, Inc. – Management Consulting

IMT Group, The

INC Research Holdings, Inc.

Independence Blue Cross

Independence Blue Cross – AmeriHealth Administrators

Independence Blue Cross – AmeriHealth New Jersey

Independence Blue Cross – CompServices Inc.

Indiana Farm Bureau Insurance

Indiana University – Indiana University Health

Industrial and Commercial Bank of China

Ingersoll-Rand, Plc.

Ingersoll-Rand, Plc. – Climate Solutions

Ingersoll-Rand, Plc. - Industrial Technologies

Ingram Industries, Inc.

Ingram Micro, Inc.

Ingram Micro, Inc. – Latin America

Ingram Micro, Inc. – North America

InnovAge – InnovAge Home Care

Inovalon Holdings, Inc.

Insperity

Institute for Defense Analyses

Intelligrated

Intelsat Corporation

Intelsat Corporation – Intelsat General Corporation

Intelsat Management LLC

InterContinential Hotels Group

Intermountain Healthcare, Inc.

Intermountain Healthcare, Inc. – Atla View Hospital

Intermountain Healthcare, Inc. – American Fork Hospital

Intermountain Healthcare, Inc. – Dixie Regional Medical Center

Intermountain Healthcare, Inc. – Intermountain Homecare

Intermountain Healthcare, Inc. – Intermountain Medical Center

Intermountain Healthcare, Inc. – Intermountain Medical Group

Intermountain Healthcare, Inc. – LDS Hospital

Intermountain Healthcare, Inc. – Logan Regional Hospital

Intermountain Healthcare, Inc. – McKay-Dee Hospital

Intermountain Healthcare, Inc. – Primary Children’s Hospital

Intermountain Healthcare, Inc. – SelectHealth, Inc.

Intermountain Healthcare, Inc. – Utah Valley Regional Medical Center

International Baccalaureate

International Imaging Materials, Inc.

International Paper Company

International Wine & Spirits, Ltd.

Interpublic Group of Companies

Interstate Hotels & Resorts

Interval International

Inteva Products, LLC

Intrawest Resort Holdings, Inc.

INTRUST Bank

Invesco Ltd

Investment Company Institute

IPG GIS US

Iron Mountain, Inc.

Iron Mountain, Inc. – North America

Irvine Company, LLC, The

ISO New England

ITC Holdings Corp.

Itochu International, Inc. North America

J. Jill

J. Paul Getty Trust

J.D. Irving, Ltd. – Cavendish Farms

J.D. Irving, Ltd. – Irving Construction and Equipment

J.D. Irving, Ltd. – Irving Consumer Products (US)

J.D. Irving, Ltd. – Irving Sawmills DivisionJ.D. Irving, Ltd. – Irving Woodlands Division

J.D. Irving, Ltd. – Transportation and Logistics (US)

J.R. Simplot Company

J.R. Simplot Company – Agribusiness Group

J.R. Simplot Company – Food Group

J.R. Simplot Company – Land & Livestock

Jabil Circuit, Inc.

Jackson National Life Insurance Company

Jacksonville Electric Authority

Jacobs Engineering Group, Inc.

Jaquar Land Rover North America, LLC

James Avery Craftsman, Inc.

James City County Government

Janus Capital Group

Jason Industries, Inc.

Jason Industries, Inc. – Assembled Products

Jason Industries, Inc. – Janesville Acoustics

Jason Industries, Inc. – Metalex

Jason Industries, Inc. – Milsco

Jason Industries, Inc. – Osborn

Jason Industries, Inc. - Sealeze

JetBlue Airways

Jindal Films Americas LLC

John Middleton Co.

John Wiley & Sons, Inc.

John Hopkins University – Applied Physics Laboratory, The

John Hopkins University – The Johns Hopkins Hospital

John Hopkins University, The

Johns Manville

Johnson Controls, Inc.

Johnson County

Johnson Electric North America, Inc.

Johnson Financial Group

Johnson Matthey United States

Joint Commission, The

Jones Lang LaSalle – Americas

Jostens, Inc.

Jostens, Inc. – Memory Book

Jostens, Inc. – Scholastic

Joy Global, Inc.

Joy Global, Inc. – Joy Global Surface mining

Joy Global, Inc. – Joy Global Underground Mining, LLC

JTI Leaf Services US, LLC

Judicial Council of California

Kaiser Permanente – Hawaii Region

Kaiser Permanente – Northern California Region, Non Hospital Facilities

Kaiser Permanente – Northwest Region, Non Hospital Facilities

Kaman Industrial Technologies

Kamehameha Schools

Kansas City Southern Railway

Kao Specialties Americas, LLC

Kao USA, Inc.

KAR Auction Services, Inc.

KAR Auction Services, Inc. – ADESA

KAR Auction Services, Inc. – Automobile Finance Corporation

KAR Auction Services, Inc. – Insurance Auto Auctions

Kaspersky Lab

KBR, Inc.

KDDI America, Inc.

KDDI Global LLC

Kellogg Company

Kellogg Company – Frozen Foods

Kellogg Company – Morning Foods

Kellogg Company – North America

Kellogg Company – Snacks

Kellogg Company – Specialty Channels

Kellogg Company – US

Kelly Services, Inc.

Kelsey-Seybold Clinic

Kemper Home Service Companies

Kemper Personal and Commercial Lines

Kennametal, Inc.

Kent State University

Kettering Health Network

Kewaunee Scientific Corporation

KeyCorp

Keykert USA, Inc.

Keystone Foods, LLC

Keystone Foods, LLC – USA Proteins

Kforce Inc.

Kia Motors America, Inc.

Kimberly-Clark Corporation

Kimberly-Clark Corporation – Consumer

Kimberly-Clark Corporation – K-C Professionals

Kimberly-Clark Corporation – Kimberly-Clark International

Kindred Healthcare, Inc.

Kindred Healthcare, Inc. – Gentiva Health Services, Inc.

Kindred Healthcare, Inc. – Home Health/Hospice

Kindred Healthcare, Inc. – Hospital Division

Kindred Healthcare, Inc. – Nursing Center Division

Kindred Healthcare, Inc. – RehabCare Division

Kinecta Federal Credit Union

King County

Kirkland & Ellis, LLP

Kiwanis International, Inc.

Klein Tools, Inc.

Knauf Insulation

Knowledge Universe

Knowledge Universe – Champions

Knowledge Universe – Children’s Creative Learning Centers

Knowledge Universe – KinderCare Learning Centers, LLC

Knoxville Utilities Board

Koch Industries, Inc. – Molex

Koch Industries, Inc. – Molex – Commercial Products Division

Koch Industries, Inc. – Molex – Integrated Products Division

Koch Industries, Inc. – Molex – Micro Products

Koch Industries, Inc. – Molex – Sales & Marketing Division

Kohl’s Corporation

Kone, Inc.

Kosmos Energy, LLC

Krauss-Maffei Corporation

Kuehne + Nagel – North America

Kuehne + Nagel – US

Kum & Go L.C.

L Brands, Inc.

L Brands, Inc. – Bath And Body Works

L Brands, Inc. – Victoria’s Secret

L.A. Care Health Plan

L.L. Bean, Inc.

Laboratory Corporation of America Holdings

Laclede Group, The

Lake Region Medical

Lancaster General

Land O’Lakes, Inc.

Land O’Lakes, Inc. – Dairy Food Division

Land O’Lakes, Inc. – Feed Division

Land O’Lakes, Inc. – WinField Solutions

LANXESS Corporation US

LANXESS Sybron Chemicals Inc.

Laureate Education, Inc.

Laureate Education, Inc. – Canter & Associates, Inc.

Laureate Education, Inc. – College of Santa Fe

Laureate Education, Inc. – Kendall College

Laureate Education, Inc. – Laureate Global Products and Services

Laureate Education, Inc. – National Hispanic University

Laureate Education, Inc. – New School of Architecture and Design

Laureate Education, Inc. – University of St. Augustine

Laureate Education, Inc. – Walden University

Lawson Products, Inc.

Legacy Health

LEGO Systems, Inc.

Lehigh Hanson, Inc.

Lehigh University

Lehigh Valley Health Network

Leica Geosystems

Lend Lease

Lennox International, Inc.

Lennox International, Inc. – Commercial Heating & Cooling

Lennox International, Inc. – Heatcraft Refrigeration Products, LLC

Lennox International, Inc. – Kysor/Warren

Lennox International, Inc. – Refrigeration (WWR)

Lennox International, Inc. – Residential H&C

Leo Burnett Worldwide, Inc.- Arc Worldwide

Leo Burnett Worldiwde, Inc. – Leo Burnett USA

Leprino Foods Company

Leupold & Stevens, Inc.

Level 3 Communications

LG Electronics USA, Inc.

Lhoist North America

Lhoist North America

Lhoist North America – H.C. Spinks Clay Company, Inc.

Lhoist North America – Lhoist North America of Alabama, Inc.

Lhoist North America – Lhoist North America of Arizona, Inc.

Lhoist North America – Lhoist North America of Missouri, Inc.

Lhoist North America Lhoist North America of Tennessee, Inc.

Lhoist North America – Lhoist North America of Texas, Inc.

Lhoist North America – Lhoist North America of Virginia, Inc.

LHP Hospital Group, Inc.

Liberty Mutual Group

Liberty Mutual Group – Commercial Markets

Liberty Mutual Group – Global Specialty

Liberty Mutual Group – Liberty International

Liberty Mutual Group – Personal Markets

Lieberman Research Worldwide

Lifetime Healthcare Companies, Inc. – Excellus BlueCross BluShield

Lifetime Healthcare Companies, Inc. – Lifetime Benefit Solution

Lifetime Healthcare Companies, Inc. – Lifetime Care

Lifetime Healthcare Companies, Inc. – Lifetime Health Medical Group

Lifetime Healthcare Companies, Inc. – MedAmerica Insurance Company

LifeWay Christian Resources

Limited Stores

Linamar Corporation – Eagle Manufacturing, LLC

Linamar Corporation – Linamar Forgings, Inc.

Linamar Corporation – Linamar North Carolina, Inc.

Linamar Corporation – McLaren Technologies, Inc.

Lincoln National Corporation

Lions Clubs International

Live Nation Entertainment, Inc.

Live Nation Entertainment, Inc. – Ticketmaster LLC

Lloyd’s Register North America, Inc.

Lloyd’s Register North America, Inc. – Mangement Systems

Lloyd’s Register North America, Inc. - Marine

LM Wind Power Blades (AR) Inc.

LM Wind Power Blades (ND), Inc.

Lockheed Martin

Lockheed Martin – Aeronautics SVCS

Lockheed Martin – Information Systems & Global Solutions HT

Lockheed Martin – Missiles and Fire Control HT

Lockheed Martin – Mission Systems and Training HT

Lockheed Martin – Space Systems

Lockheed Martin – Systems Made Simple

Loews Corporation

Loews Corporation – Loews Hotels

Lonza North America Inc. - Biologics

Loparex, LLC

Lord & Taylor

LORD Corporation

Loro Piana

Los Angeles Community College District

Louis Vuitton North America Inc.

Louisiana Department of State Civil Service

Lower Colorado River Authority

Lufthansa Cargo

Lufthansa German Airlines

Lutheran Social Services of Michigan (LSSM)

Luvata Appleton, LLC

Luvata Franklin, Inc.

Luvata Grenada, LLC

Luvata Ohio, Inc.

Luvata Waterbury, Inc.

LVMH Watch & Jewelry

LVMH, Inc.

LyondellBasell Industries

M&T Bank Corporation

M.A. Mortenson Company

Macy’s, Inc.

Macy’s, Inc. – Macy’s Corporate Services, Inc.

Macy’s Inc. – Macy’s Credit & Customer Services

Macy’s Inc. – Macy’s Logistics and Operations (MLO)

Macy’s, Inc. – Macy’s Systems and Technology

Madison Gas and Electric Company

Madison Square Garden Company

Magellan Health, Inc.

Magellan Midstream Holdings, LP

Magellan Midstream Holdings, LP – Pipeline/Terminal Division

Magellan Midstream Holdings, LP – Transportation

Magna International of America, Inc.

Main Line Health, Inc.

Main Line Health, Inc. – Bryn Mawr Hospital

Main Line Health, Inc. – Bryn Mawr Rehabilitation Hospital

Main Line Health, Inc. – Lankenau Medical Center

Main Line Health, Inc. – Main Line Health Laboratories, Inc.

Main Line Health, Inc. – Main Line Rehabilitation Associates, Inc.

Main Line Health, Inc. – Paoli Hospital

Main Line Health, Inc. – Riddle Memorial Hospital

Main Line Health, Inc. – The Home Care Network

Main Street America Group, The

Make Up For Ever, LLC

Management Sciences for Health

MANN+HUMMEL Purolator Filters LLC

MANN+HUMMEL USA, Inc.

ManpowerGroup

Manulife Financial Corporation (US)

MAPFRE U.S.A. Corp.

Maquet Getinge Group

Marcus Corporation – Marcus Hotels and Resorts, The

Marcus Corporation – Marcus Theatres, The

Marcus Corporation, TheMaricopa Integrated Health System

Marriott International, Inc.

Mars, Incorporated – Wm. Wrigley Jr. Company

Mars, Incorporated – Wm. Wrigley Jr. Company – Mars Global Services

Mars, Incorporated – Wm. Wrigley Jr. Company _ US

Marsh & McLennan Companies, Inc.

Marshfield Clinic

Marshfield Clinic Information Services, Inc.

Mary Kay, Inc.

Mary Kay, Inc. – US Division

Mary Washington Healthcare

Maschhoff Family Foods

Masco Corporation – Deocorative Architectural Group, Behr Processing Corporation

Massachusetts Institute of Technology – MIT Lincoln Laboratory

MassMutual Life Insurance Company

Matrix Healthcare Services, Inc.

Matrix Service Company

Matrix Service Company – Matrix North America Construction, Inc.

Matrix Service Company – Matrix Service

Matson, Inc.

Matson, Inc. – Matson Logistics

MAVEA, LLC

Maxion Wheels U.S.A., LLC

Mayer Brown, LLP

Mayer Brown, LLP – Charlotte

Mayer Brown, LLP – Houston

Mayer Brown, LLP – Los Angeles

Mayer Brown, LLP – New York

Mayer Brown, LLP – Palo Alto

Mayer Brown, LLP - Washington

Mayo Foundation for Medical Education and Research

Mayo Foundation for Medical Education and Research – Mayo Clinic Arizona

Mayo Foundation for Medical Education and Research – Mayo Clinic, Florida

MBSI Capital Corp, Inc.

McCain Foods USA, Inc.

McCarty – Hull Cigar Company, Inc.

McCormick & Company, Inc.

McCormick & Company, Inc. – Consumer Products Group

McCormick & Company, Inc. – Industrial Group

McDermott International, Inc.

McDonald’s Corporation

McGladrey, LLP

McLane Company

McLane Foodservice, Inc.

MDU Resources Group, Inc.

MDU Resources Group, Inc. – Montana Dakota Utilities

MDU Resources Group, Inc. – WBI Energy, Inc.

Mead Johnson Nutrition Co.

MeadWestvaco Corporation

Mecanex USA, Inc.

Medeco Security Locks, Inc.

Medical College of Wisconsin

Mednax, Inc.

Medpace, Inc.

Medpace, Inc. – Medpace Clinical Pharmacology

Medpace, Inc. – MedpacReference Laboratories

MedStar Health

MedStar Health – Franklin Square Medical Center

MedStar Health – Good Samaritan Hospital

MedStar Health – Harbor Hospital

MedStar Health – Union Memorial Hospital

Medtronic, PLC

Memorial Sloan-Kettering Cancer Center

MemorialCare Health System

MemorialCare Health System – Long Beach Memorial Medical Center

MemorialCare Health System – Orange Coast Memorial Medical Center

Mercedes-Benz U.S. International, Inc.

Mercedes-Benz Financial Services USA, LLC

Mercedes-Benz Research & Development North America, Inc.

Mercedes-Benz USA, LLC

Mercury Insurance Group

Mercy Corps

Mercy Health

Meritor, Inc.

Merrill Corporation

Metalsa Structural Products, Inc.

Metalsa-Roanoke, Inc.

Methodist Health System

Methodist Hospital System, The

MetLife, Inc.

Metrie, Inc.

Metropolitan Transit Authority

Metsa Board Americas Corporation

Metsa Wood USA, Inc.

MFS Investment Management

MGM Resort International

MGMA - ACMPE

Michelin North America, Inc.

Michigan Auto Insurance Placement Facility

MidFirst Bank

MillerCoors LLC

Milliken and Company

Milliken and Company – American Bag Corporation

Milliken and Company – King America Finishing, Inc.

Milliken and Company – SiVance, LLC

Milliken and Company – Westex, Inc.

Milliken Design, Inc.

Milliken Healthcare Products, LLC

Milliken Infrastructure Solutions, LLC

Milliken Nonwovens, LLC

Milliken Packaging Corp.

Milliken Services, LLC

Millwork Holdings Co., Inc.

Millwaukee County Compensation Division

Mine Safety Appliances Company

Mission Health System

Mission Health System – Mission Hospital

Miratech Holdings, Inc.

MITRE Corporation, The

Mitsubishi Hitachi Power Systems America

Mitsui & Co. (USA), Inc.

MModal IP, LLC

Modern Woodmen of America

Modine Manufacturing Company

Modine Manufacturing Company – Asia

Modine Manufacturing Company – Commercial Products Group

Modine Manufacturing Company – North America

Moet Hennessy USA

Mohawk Industries, Inc.

Molina Healthcare, Inc.

Molina Healthcare, Inc. – California

Molina Healthcare, Inc. – Florida

Molina Healthcare, Inc. – Illinois

Molina Healthcare, Inc. – Michigan

Molina Healthcare, Inc. – Molina Healthcare Data Center, Inc.

Molina Healthcare, Inc. – Molina Hospital Management, Inc.

Molina Healthcare, Inc. – Molina Medicaid Solutions

Molina Healthcare, Inc. – Molina Medical Management, Inc.

Molina Healthcare, Inc. – New Mexico

Molina Healthcare, Inc. – Ohio

Molina Healthcare, Inc. – Puerto Rico

Molina Healthcare, Inc. – South Carolina

Molina Healthcare, Inc. – Texas

Molina Healthcare, Inc. - Utah

Molina Healthcare, Inc. – Washington

Molina Healthcare, Inc. – West Virginia

Molina Healthcare, Inc. – Wisconsin

Molson Coors Brewing Company

Molson Coors International

Momentive Performance Materials, Inc.

MoneyGram International, Inc.

Monsanto Company

Montefiore Medical Center

Moore & Van Allen, PLLC

Morgan, Lewis & Bockius LLP

Mortgage Guaranty Insurance Corp.

Mosaic Company – Phosphates, The

Mosaic Company – Potash, The

Mosaic Company, The

Motorists Insurance Group, The

Mount Holyoke College

Mount Sinai Health System

MPR Associates, Inc.

MTS Systems Corporation

MTS Systems Corporation – Sensors

MTS Systems Corporation – Test Division

MultiCare Health System

MultiPlan, Inc.

Mul-T-Lock USA, Inc.

Munich Reinsurance America, Inc.

Munsters Corporation

Mutual of Omaha

MWH Global, Inc.

Mylan, Inc.

Nabors Industries, Ltd.

NACCO Materials Handling Group, Inc.

National Academics, The

National Association of Church Personnel Administrators

National Association of Home Builders

National Basketball Association

National Church Residences

National Future Association

National Louis University

National Rural Electric Cooperative Association

National Rural Telecommunications Cooperative

National Rural Utilities Cooperative Finance Corporation (NRUCFC)

Nationwide Children’s Hospital

Nationwide Mutual Insurance Company

Nature’s Sunshine Products – Synergy Worldwide

Nature’s Sunshine Products, Inc.

NatureWorks, LLC

Nautilus, Inc.

Navicent Health – The Medical Center

Navient

Navigant Consultings, Inc.

naviHealth, Inc.

Navy Exchange Service Command (NEXCOM)

Navy Federal Credit Union

NBTY, Inc.

NCCI Holdings, Inc.

NCH Corporation

Nebraska Medicine – Nebraska Medical Center

Neiman Marcus Group

Neiman Marcus Group – Bergdorf Goodman

Neiman Marcus Group – Last Call Stores

Neiman Marcus Group – Neiman Marcus Stores

Neste – Neste Oil US, Inc.

Nestlé USA, Inc.

Nestlé USA, Inc. – Beverage Division

Nestlé USA, Inc. – Confections & Snacks Division

Nestlé USA, Inc. – International Brands Division

Nestlé USA, Inc. – Nespresso USA, Inc.

Nestlé USA, Inc. – Nestlé Dryer’s Ice Cream

Nestlé USA, Inc. – Nestlé Prepared Foods Company

Nestlé USA, Inc. – Nestlé Professionals

Nestlé USA, Inc. – Nestlé Sales

Nestlé USA, Inc. – Pizza Division

NetJets, Inc.

NetJets, Inc. – Executive Jet Management

NetJets, Inc. – NetJets Aviation, Inc.

NetJets, Inc. – NetJets Sales, Inc.

Nevada Property 1 LLC

New Era Cap Company, Inc.

New York Community Bancorp, Inc.

New York Independent System Operator

New York Life Insurance Company

New York Life Insurance Company - Insurance

New York Life Insurance Company – New York Life Investment Management LLC

New York Power Authority

New York Power Authority – 500 MW Combined Cycle Plant

New York Power Authority – Blenhein-gilboa Power Project

New York Power Authority – Clark Energy Center

New York Power Authority – Niagara Power Project

New York Power Authority – Richard M. Flynn Power Plant

New York Power Authority – St. Larence/FDR Power Project

New York Presbyterian Hospital

New York Public Library, The

New York University

Newell Rubbermaid, Inc.

NEWSCYCLE Solutions, Inc.

Nexans USA, Inc.

Nexen Petroleum USA, Inc.

NextEra Energy, Inc.

Niagara Bottling, LLC

Nielsen Company, The

Nike, Inc.

Nike, Inc. – Converse, Inc.

Nilfisk-Advance Industrial Vacuum

Nilfisk-Advance Technologies

Nilfisk-Advance, Inc.

NiSource Inc.

NiSource Inc. – Columbia Gas of Kentucky, Inc.

NiSource Inc. – Columbia Gas of Maryland, Inc.

NiSource, Inc. – Columbia Gas of Massachusetts, Inc.

NiSource, Inc. – Columbia Gas of Ohio, Inc.

NiSource, Inc. – Columbia Gas of Pennsylvania, Inc.

NiSource, Inc. – Columbia Gas of Virginia, Inc.

NiSource, Inc. – Columbia Pipeline Group

NiSource Inc. – NiSource Midstream Services, LLC

NiSource Inc. – Northern Indiana Public Service Company

Nitta Corporation of America

NNIT U.S.

Noble Corporation

Norfolk Southern Corporation

Norgren, Inc. – Automation Solutions

Norgren, Inc. – GT Development

Norgren, Inc. – Kloehn

North American Construction Services, Ltd.

North American Hoganas Inc.

North Carolina Office of State Human Resources

North Memorial Health Care

North Shore-LIJ Health System

Northern Arizona University

NorthShore University HealthSystem

Northwestern Mutual Life Insurance Company, The

Norton Door Controls

Norton Healthcare

Norton Healthcare – Kosair Children’’s Hospital

Norton Healthcare – Norton Audobon Hospital

Norton Healthcare – Norton Brownsboro Hospital

Norton Healthcare – Norton Hospital

Norton Healthcare – Norton Suburban Hospital

Novant Health, Inc.

Novelis, Inc.

Novo Nordisk, Inc.

Novozymes BioAg, Inc.

Novozymes Biologicals, Inc.

Novozymes Biopharma US, Inc.

Novozymes Blair, Inc.

Novozymes North America, Inc.

Novozymes, Inc.

NOW Health Group, Inc.

Nu Mark, LLC

Nu Skin Enterprises, Inc.

Nuplex Resins

Nutricia North America

NYU Langone Medical Center

O’Reilly Auto Parts, Inc.

Oak Ridge Associated Universities

Oakland County

Ocean Spray Cranberries, Inc.

OGE Energy Corp.

Oglethorpe Power Corporation

Ohio State University Wexner Medical Center, The

OhioHealth

Oil States Industries, Inc. – Arlington

Oiltanking U.S.A. Holding, LLC

Old Dominion Electric Cooperative

Old Dominion University Research Foundation

Old National Bancorp

O’Melveny & Myers LLP

Omnicare, Inc.

Omnicare, Inc. – Long Term Care

Omnicare, Inc. – Specialty

Omnitracs, LLC

OMNOVA Solutions, Inc.

OMNOVA Solutions, Inc. – Engineered Surfaces

OMNOVA Solutions, Inc. – Performance Chemicals

OneBeacon Insurance Group, Ltd.

OneSubsea

Opera Software ASA – AdColony, Inc.

Opera Software ASA – AdMarvel, Inc.

Opera Software ASA – FatText, LL

Opera Software ASA – Mobile Theory, Inc.

Opera Software ASA – Opera Mediaworks, LLC

Opera Software ASA – Opera Software Americas, LLC

Opera Software ASA – Opera Software International US, Inc.

Opera Software ASA – Skyfire Labs, Ins.

Options Clearing Corporation, The

Orange County Government

Orange County’s Credit Union

Orange Lake Country Club, The

Orbital ATK, Inc.

Oregon Health & Science University - Healthcare

Orica USA Inc.

Orora North America

Orrick, Herrington & Sutcliffe, LLP

OSI Industries, LLC

Osram Sylvania, Inc.

Otter Products, LLC

Outerwall, Inc.

Outerwall, Inc. – Coin and Entertainment Services

Outerwall, Inc. – ecoATM

Outerwall, Inc. – Redbox Automated Retail, LLC

Outlook Amusements, Inc.

Owens Illinois North America

Owens-Illinois, Inc.

Oxford Industries, Inc.

Oxford Industries, Inc. – Lilly Pulitzer

Oxford Industries, Inc. – Tommy Bahama Group

PACCAR, Inc.

PACCAR, Inc. - Dynacraft

PACCAR, Inc. – ITD

PACCAR, Inc. – Kenworth Truck Company

PACCAR, Inc. – PACCAR Engine Company

PACCAR, Inc. – PACCAR Financial

PACCAR, Inc. – Parts

PACCAR, Inc. – Peterbilt Motors Company

PACCAR, Inc. – Technical Center

PACCAR, Inc. – Winch

Pacific Gas & Electric Company

Packaging Corporation of America

Packaging Corporation of America – Containerboard

Packaging Corporation of America – Corrugated

Panasonic Corporation of North America

Panda Restaurant Group

Pandora Jewelry, LLC

Panduit Corporation

Panduit Corporation – Dekalb Central Warehouse

Panduit Corporation – Network Systems Division

Panduit Corporation – Raceways Division

Panduit Corporation - Rack Systems Division

Panduit Corporation – Wiring Components Division

Panduit Corporation – Wiring ID Products Division

Papa John’s International, Inc.

Park Nicollet Health Services

Parker Hannifin Corporation

Parker Hannifin Corporation – Aerospace Group

Parker Hannifin Corporation – Industrial

Parkland Health & Hospital System

Parkview Health

Parkview Health – Parkview Regional Medical Center

Parsons Brinckerhoff

Parsons Corporation

Parsons Corporation – Parsons Construction Group, Inc.

Parsons Corporation – Parsons Environment & Infrastructure Group Inc.

Parsons Corporation – Parsons Government Services Inc.

Parsons Corporation – Transportation Group

Partners HealthCare

Patelco Credit Union

PATH

Patterson Companies

Patterson Companies – Patterson Dental

Patterson Companies – Patterson Medical

Patterson Companies – Webster Veterinary

Payless Holdings

Peabody Energy Corporation

PeaceHealth

Pearson Education

Pearson Education – Curriculum

Pearson Education – Higher Ed Professional

Pearson Education – Pearson NCS, Assessments & Information

Pearson Education – Pearson VUE

Pemko Manufacturing Company

Penquin Random House

Penguin Random House – Children’s Publishing Group

Penquin Random House – Crown Publishing Group

Penguin Random House – Knopf Doubleday Publishing Group

Penguin Random House – Penguin Publishing Group

Penguin Random House – Random House Publishing Group

Penguin Random House – Smashing Ideas

Pennsylvania Higher Education Authority Agency

Pennsylvania State University – Penn State Milton S. Hershey Medical Center, The

PennyMac Financial Services, Inc.

Pentagon Federal Credit Union

Pentair Thermal Management, LLC

Pentair Valves & Controls

Pentair, Inc.

People’s United Bank

People’s United Bank – People’s Capital and Leasing Corporation

People’s United Bank – People’s Securities, Inc.

People’s United Bank – People’s United Equipment Financing Corp

Perdue Farms, Inc.

Perfetti Van Melle USA

Performance Food Group

Performance Food Group – AFFLINK

Performance Food Group – Performance Foodserivce

Performance Food Group – PFG Customized Distribution

Performance Food Group – Vistar

Perrigo Company

Perrigo Company – Sergeants Pet Care

PETCO Animal Supplies Inc.

Peter Kiewit Sons, Inc.

Pfizer, Inc.

Pharmaceutical Product Development, LLC

PHH Corporation

Philadelphia Energy Solutions

Philadelphia Insurance Companies

Philip Morris Capital Corporation

Philip Morris Duty Free, Inc.

Philip Morris International, Inc.

Philip Morris USA, Inc.

Philips North America – Healthcare

Philips North America - Lighting

Phillips-Van Heusen Corporation

Phillips-Van Heusen Corporation – Calvin Klein

Phillips- Van Heusen Corporation – Core Intimates

Phillips-Van Heusen Corporation – Dress Shirt

Phillips-Van Heusen Corporation – PVH Sportswear

Phillips-Van Heusen Corporation – Tommy Hilfiger

Phillips-Van Heusen Corporation – Van Heusen Retail

Phillips-Van Heusen Corporation – Warnaco Swimwear Products

Phoenix Children’s Hospital

Phoenix Companies

Phoenix Companies – Saybrus Partners, Inc.

Physical Electronics USA, Inc.

Piaggio Group Americas

Pier 1 Imports, Inc.

Pilot Corporation of America

Pinnacle Health System

Pioneer Natural Resources USA, Inc.

Piper Jaffray Companies

Pitney Bowes, Inc.

PJM Interconnection

PL Developers, LLC

PlainsCapital Corporation

Plante & Moran, PLLC

Plasma-Therm, LLC

Plex Systems, Inc.

Plum Creek Timber Company, Inc.

Polaris Industries, Inc.

Polyclinic, The

PolyOne Corporation

PolyOne Corporation – Designed Structures and Solutions (DSS)

PolyOne Corporation – Distribution

PolyOne Corporation – Global Color, Additives and Inks

PolyOne Corporation – Global Specialty Engineered Materials

PolyOne Corporation – Performance Products & Solutions

PolyPeptide Laboratories, Inc.

PolyPeptide Laboratories San Diego

Popeyes Louisiana Kitchen, Inc.

Port Authority of Allegheny County

Port of Portland

Port of Seattle

Post Holdings Inc.

Post Holdings, Inc. – Attune Foods, Inc.

Post Holdings, Inc. – Consumer Brands Group

Post Holdings, Inc. – Dymatize Enterprises LLC

Post Holdings, Inc. – Post Foods, LLC

Post Holdings, Inc. – Premier Nutrition Corporation

Pourshins, Inc.

PPL Corporation – LG&E and KU Energy, LLC

PRA Group, Inc.

Praxair, Inc.

Premera Blue Cross

Presagis USA

Presence Health

Presence Health – Presence Covenant Medical Center

Presence Health – Presence Holy Family Medical Center

Presence Health – Presence Mercy Medical Center

Presence Health – Presence Resurrection Medical Center

Presence Health – Presence Saint Francis Hospital

Presence Health – Presence Saint Joseph Hospital

Presence Health – Presence Saints Mary and Elizabeth Medical Center

Presence Health – Presence St. Joseph Hospital

Presence Health – Presence St. Joseph Medical Center

Presence Health – Presence St. Mary’s Hospital

Presence Health – Presence United Samaritans Medical Center

Press Ganey Associates, Incorporated

Prime Therapeutics LLC

Princess Cruise Lines, Ltd.

Principal Financial Group

Printpack, Inc.

ProBuild Holdings, Inc.

Progressive Corporation

Prologis, Inc.

Protective Life Corporation

Protective Life Corporation – Asset Protection Division

Protective Life Corporation – Life & Annuity Division

Providence Health & Services – Ambulatory Services

Providence Health & Services - Oregon

Providence Health & Services – Providence Benedictine Community Care

Providence Health & Services – Providence Center for Medically Fragile Children

Providence Health & Services – Providence ElderPlace

Providence Health & Services – Providence George Service Area

Providence Health & Services – Providence Health Services

Providence Health & Services – Providence Home Services

Providence Health & Services – Providence Hood River Memorial Hospital

Providence Health & Services – Providence Medford Medical Center

Providence Health & Services – Providence Medical Group

Providence Health & Services – Providence Medical Group South

Providence Health & Services – Providence Milwaukie Hospital

Providence Health & Services – Providence Newberg Hospital

Providence Health & Services – Providence Portland Medical Center

Providence Health & Services – Providence Seaside Hospital

Providence Health & Services – Providence St. Vincent Medical Center

Providence Health & Services – Providence Willamette Falls Medical Center

Prudential Investment Management, Inc.

Prudential Investments, LLC

Prudential Mortgage Capital Company, LLC

Public Company Accounting Oversight Board

Publix Super Markets, Inc.

PulteGroup, Inc.

Purdue University

PZ Cussons Beauty

QBE The Americas

QEP Resources, Inc

Quad/Graphics, Inc.

Quest Diagnostics

Questar Corporation

Quinnipiac University

QVC, Inc.

R&B Foods, Inc.

R.C. Bigelow, Inc.

Rackspace US, Inc.

Radian Group, Inc.

Radio One, Inc.

Rady Children’s Hospital – San Diego

Rakuten LinkShare Corporation

Raley’s Family of Fine Stores

Ralph Lauren Corp.

RAND Corporation

Randolph-Macon College

Raymond James Financial

Raymond James Financial – Private Client Group

Rayonier, Inc.

Rayonier, Inc. – Rayonier Operating Company, LLC

Rayonier, Inc. – TerraPointe, LLC

RBC Wealth Management

Realogy Holdings Corporation

Recreational Equipment, Inc.

Red Bull Distribution Company, Inc.

Red Bull North America

Red Robin Gourmet Burgers, Inc.

Reebok International, Ltd.

Regency Centers Corporation

Regency Employees Management, LLC

Regions Financial Corporation

Reichhold, Inc.

Remy Cointreau USA, Inc.

Renewal by Andersen Crop.

Republic National Distributing Company

Republic Services, Inc.

ResMed, Inc.

ResMed, Inc. – ResMed Corp

ResMed, Inc. – ResMed Motor Technologies

Resouorces Connection, Inc. – Resources Global Professionals

Resurgent Capital Services, LP

Revlon, Inc.

Rexnord Corp.

Rexnord Corp. – Aerospace

Rexnord Corp. – PT

Rexnord Corp. – Specialty Components

Rexnord Corp. – Water Management

Rexnord Corp. – Water Treatment

Reynolds American, Inc.

Reynolds American, Inc. – R.J. Reynolds Tobacco Co.

Reynolds American, Inc. – RAI Services Co.

Rheem Manufacturing Company, Inc.

Rhein Chemie Corporation

Rich Products Corporation

Ricoh Americas Corporation

Rio Tinto – Alcan Primary Products Corporation

Rio Tinto – IS&T Americas

Rio Tinto – Kennecott Exploration Company

Rio Tinto – Kennecott Utah Copper

Rio Tinto – Resolution Cooper

Rio Tinto – Rio Tinto Services, Inc.

Rio Tinto – U.S. Boarx, Inc.

Ritchie Bros. Auctioneers

Rite Aid Corporation

RLI Insurance Company

Robert Bosch LLC – Software Innovations Corporation

Robert Bosch LLC – Automotive Aftermarket

Robert Bosch LLC – Car Multimedia

Robert Bosch LLC – Thermotechnology

Robert Bosch, LLC

Robert Bosch, LLC – Automotive Electronics (AE)

Robert Bosch, LLC – Bosch Engineering GmBh (BEG)

Robert Bosch, LLC – Bosch Packaging Technology (PA)

Robert Bosch, LLC – Bosch Security Systems (ST)

Robert Bosch, LLC – Chassis Systems Control (CC)

Robert Bosch, LLC – Diesel Systems Division (DS)

Robert Bosch, LLC – Drive and Control Technology (DC)

Robert Bosch, LLC – Electrical Drives Div. (ED)

Robert Bosch, LLC – Gasoline Systgems Division (GS)

Robert Bosch, LLC – Power Tools North America (PT)

Robert Bosch, LLC – Starter Motors and Generators (SG)

RockTenn

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Rockwood Manufacturing Company

Roll Forming Corporation

Ronin Capital, LLC

Roper St. Francis Healthcare

Rowan Companies, Inc.

Royal Caribbean Cruises, Ltd.

RR Donnelley & Sons

Rush University Medical Center

Ryder Systems, Inc.

Ryder Systems, Inc. – Fleet Management Solutions

Ryder Systems, Inc. – Supply Chain Solutions

Ryerson holding Corporation

S&C Electric Company

S.C. Johnson & Son, Inc.

Sabre Corporation

Sabre Corporation – Sabre Airline Solutions

Sabre Corporation – Sabre Hospitality Solutions

Sabre Corporation – Sabre Travel Network

Safilo USA, Inc.

Sage Hospitality Resources, LLC

Sage North America

Sage North America – Sage Payment Solutions, Inc.

SAIF Corporation

Saint Louis University

Saint Luke’s Health System

Saint Luke’s Health System – Anderson County Hospital

Saint Luke’s Health System – Crittenton Children’s Center

Saint Luke’s Health System – Hedrick Medical Center

Saint Luke’s Health System – Saint Luke’s East Hospital

Saint Luke’s Health System – Saint Luke’s Neurological Consultants

Saint Luke’s Health System – Saint Luke’s Cardiovascular Consultants

Saint Luke’s Health System – Saint Luke’s Cushing Hopsital

Saint Luke’s Health System – Saint Luke’s Home Care and Hospice

Saint Luke’s Health System – Saint Luke’s Hospital of Kansas City

Saint Luke’s Health System – Saint Luke’s Medical Group

Saint Luke’s Health System – Saint Luke’s North Hospital – Barry Road

Saint Luke’s Health System – Saint Luke’s Physician Services

Saint Luke’s Health System – Saint Luke’s South Hospital

Saint Luke’s Health System – Wright Memorial Hospital

Saipem America, Inc.

Saks, Inc.

Samson Investment Company

Samsung Electronics America

Samuel, Son & Co., Limited

Sandvik, Inc.

Sanford Health

Sanford Health – Sanford USD Medical Center

Santander Consumer USA, Inc.

Sappi Fine Paper North America

Saputo Cheese USA, Inc.

Saputo Dairy Foods USA, LLC

Sargent Manufacturing Company

Savannah River Nuclear Solutions, LLC

Savannah River Remediation, LLC

Savers, Inc.

Savers, Inc. – Savers Recycling, Inc.

Savers, Inc. – TVI and Apogee Retail and Trucking

Sazerac Company, Inc.

Sazerac Company, Inc. – A. Smith Bowman Distillery

Sazerac Company, Inc. – Barton Brands of California

Sazerac Company, Inc. – Barton Brands of Kentucky

Sazerac Company, Inc. – Barton Brands of Maryland

Sazerac Company, Inc. – Buffalo Trace Distillery

Sazerac Company, Inc. – The Glenmore Distillery

SCANA Corporation

SCANA Corporation – PSNC Energy

SCANA Corporation – SC Electric Gas

SCANA Corporation – SEMI (SCANA Energy Marketing, Inc.)

Scandinavia Tobacco Group Lane, Ltd.

Schaeffler Technologies AF & Co. KG – Schaeffler Group USA, Inc.

Schaeffler Technologies AF & Co. KG – Schaeffler Group USA, Inc. – LuK USA LLC

Schaeffler Technologies AF & Co. KG – The Barden Corporation

Schaub and Company, Inc.

Schlage Lock Company LLC

Schlumberger Limited – Schlumberger Oilfield Services

Schneider Electric North America

Schneider National, Inc.

Scholle Corporation

Scholle Corporation – Ipn USA Corp.

Scholle Corporation – Scholle Chemical

Scholle Corporation – Scholle Packaging

Schulte Roth & Zabel, LLP

Schurz Communications, Inc.

Schwan Food Company – Schwan’s Consumer Brands, Inc., The

Schwan Food Company – Schwan’s Food Services, Inc., The

Schwan Food Company – Schwan’s Home Service, Inc., The

Schwan Food Company, The

Scripps Health

Scripps Networks Interactive, Inc.

SCS Engineers

SCS Engineers – Central

SCS Engineers – Construction

SCS Engineers – Florida

SCS Engineers – Mid-Atlantic

SCS Engineers – New York

SCS Engineers – OM&M

SCS Engineers – SCS Energy

SCS Engineers – SCS Tracer

SCS Engineers – Southwest

SCS Engineers - Texas

SCS Engineers – Upper Midwest

SCS Engineers – Washington

Sea Star Line, LLC

Seaport Canaveral Corp.

Searless Valley Minerals, Inc.

Sears Holdings Corporation

Seattle Children’s Hospital

Securian Financial Group

Select Medical Holdings Corp

Select Properties, Ltd.

Selective Insurance Company of America

SemGroup Corporation

SemGroup Corporation – Rose Rock Midstream

SemGroup Corporation – SemGas

Sempra Energy – San Diego Gas & Electric

Sensata Technologies, Inc.

Sentara Healthcare

Sephora USA

Serco, Inc.

Serta Simmons Bedding, LLC

Serta Simmons Bedding, LLC – National Bedding Company, LLC

Serta Simmons Bedding, LLC – Simmons Bedding Company

Service Experts, LLC

ServiceMaster Company – Terminix, The

ServiceMaster Company, The

Seventy Seven Energy, Inc.

Seventy Seven Energy, Inc. – Great Plains Oilfield Rental

Seventy Seven Energy, Inc. – Hodges Trucking Company, LLC

Seventy Seven Energy, Inc. – Mid-States Oilfield Supply LLC

Seventy Seven Energy, Inc. – Performance Technologies, LLC

Sharp Electronics Corporation

Sharp HealthCare

Sherwin-Williams Company – Consumer Group, Diversified Brands Division, The

Sherwin-Williams Company – Consumer Group, Global Supply Chain, The

Sherwin-Williams Company – Global Finishes, The

Sherwin-Williams Company – Paint Stores Group, Eastern Division, The

Sherwin-Williams Company – Paint Stores Group, Midwestern Division, The

Sherwin-Williams Company – Paint Stores Group, Southeastern Division, The Sherwin-Williams Company – Paint Stores Group, Southwestern Division, The Sherwin-Williams Company – Paint Stores Group, The Sherwin-Williams Company – Product Finishes Division, The Sherwin-Williams Company – Protective & Marine Coatings,

The Shook, Hardy & Bacon, LLP

Sidel, Inc.

Sidley Austin, LLP

Siemens Corporation

Signode Industrial Group

SimCorp USA, Inc.

Simon Property Group

Simpson Property Group

Simpson Manufacturing Co., Inc.

Simpson Strong-Tie Company, Inc.

Sinclair Broadcast Group, Inc.

SIRVA, Inc.

Sisters of Charity of Leavenworth Health System

Sisters of Charity of Leavenworth Health System – Good Samaritan Medical Center

Sisters of Charity of Leavenworth Health System – Holy Rosary Healthcare

Sisters of Charity of Leavenworth Health System – Lutheran Medical Center

Sisters of Charity of Leavenworth Health System – St. Francis Health Center

Sisters of Charity of Leavenworth Health System – St. Joseph Hospital

Sisters of Charity of Leavenworth Health System – St. Mary’s Hospital & Regional Medical Center

Sisters of Charity of Leavenworth Health System – St. Vincent Healthcare

Sitel Worldwide Corporation

SKF USA, Inc.

SMART Technologies Corporation

SME

Smithfield Farmland Corp

Smiths Medical, Inc.

SMSC Gaming Enterprises

Snyder’s-Lance, Inc.

Society Insurance

Sodexo USA

Solera Holdings, Inc.

Solera Holdings, Inc. – Claims Services Group

Solera Holdings, Inc. – Distribution Services Technologies, Inc.

Solera Holdings, Inc. – Explore Information Services, LLC.

Solera Holdings, Inc. – Hollander, LLC.

Solera Holdings, Inc. – License Monitor, Inc.

Solera Holdings, Inc. – Mobile Productivity LLC

Solera Holdings, Inc. – Solera Integrated Medical Solutions, Inc.

Solera Holdings, Inc. – Title Technologies, Inc.

Sony Mobile Communications (USA), Inc.

Sony Pictures Entertainment

Sotheby’s

Southco, Inc.

Southeastern Freight Lines

Southern California Edison

Southern Company – Alabama Power Company

Southern Company – Georgia Power

Southern Company – Gulf Power Company

Southern Company – Mississippi Power Company

Southern Company – Southern Communications Services, Inc.

Southern Company – Southern Company Services

Southern Company – Southern Nuclear Operating Company, Inc.

Southern New Hampshire Health System

Southwest Airlines Co.

Southwestern Energy Company

Sovos Compliance, LLC

Sparrow Health System

Spartan Light Metal Products, Inc.

Spectra Energy Corp.

Spectrum Health System

Spectrum Health System – Big Rapids Hospital

Spectrum Health System – Continuing Care

Spectrum Health System – Gerber Memorial Hospital

Spectrum Health System – Hospitals

Spectrum Health System – Ludington Hospital

Spectrum Health System – Priority Health

Spectrum Health System – Reed City Hospital

Spectrum Health System – Spectrum Health Medical Group

Spectrum Health System – United Hospital

Spectrum Health System – Zeeland Community Hospital

Springdale Manufacturing

Springleaf Financial Services

SPX Corporation

SSM Health Care

SSM Health Care – SSM Cardinal Glennon Children’s Medical Center

SSM Health Care – SSM DePaul Health Center

SSM Health Care – SSM Health Care St. Louis

SSM Health Care – SSM Integrated Health Technologies

SSM Health Care – SSM St. Clare Health Center

SSM Health Care – SSM St. Joseph Health Center

SSM Health Care – SSM St. Joseph Hospital West

SSM Health Care – SSM St. Mary’s Health Center

St. Cloud Hospital

St. Elizabeth Healthcare

St. Joseph’s Healthcare System

St. Jude Children’s Research Hospital

St. Jude Children’s Research Hospital – ALSAC

St. Luke’s Hospital

Stampin’ Up!, Inc.

Stanford University

Stanford University – Lucile Packard Children’s Hospital

Stanley Black & Decker, Inc.

Stantec Inc.

Staples, Inc.

Staples, Inc. – North American Delivery

Staples, Inc. – North American Retail

Starboard Cruise Services, Inc.

Startek, Inc.

Starwood Vacation Ownership

State Farm Insurance

State of Colorado

State of Tennessee

State of Texas

State Teachers Retirement System of Ohio

Steelcase, Inc.

Steelcase, Inc. – Designtex Company

Steelcase, Inc. – PolyVision Corporation

Stepan company

Stericycle, Inc.

STERIS Corporation

STG, Inc.

Stonyfield Farm, Inc.

Storck USA L.P.

Subaru of Indiana Automotive Inc.

Suburban Propane Partners, LP

Sumitomo Electric – Sumitomo Electric U.S.A. Holdings, Inc.

Summa Health System

Sun Life Financial U.S.

Sun Products Corporation, The

Sunbelt Rentals, Inc.

Sundt Companies, Inc., The

Sunoco Partners, LP

Sunoco, Inc.

Superior Energy Services, Inc.

Superior Energy Services, Inc. – Sub-Surface Tools L.L.C.

SuperValu

Sutter Health – Sutter Physician Services

Swagelok Company

Swissport USA, Inc.

Sylvania Lighting Services

Symetra Financial

Syniverse Technologies

Synovus Financial Corporation

Synovus Financial Corporation – Synovus Bank

Synovus Financial Corporation – Synovus Mortgage Corp.

Synovus Financial Corporation – Synovus Securities

Synovus Financial Corporation – Synovus Trust

Sysco

T. Rowe Price Group, Inc.

Tandus Centiva, Inc.

Target Corporation

Tarkett USA, Inc.

Taubman Centers, Inc.

TE Connectivity

Technology Credit Union

TECO Energy, Inc.

Teijin America, Inc.

TELEHOUSE International Corp. of America

Telephone & Data Systems, Inc. – TDS Telecom

TeliaSonera International Carrier US

TELUS International

Tenaris, Inc. USA

Tenet Healthcare Corporation

Tenet Healthcare Corporation – Children’s Hospital of Michigan

Tenet Healthcare Corporation – Detroit Medical Center

Tenet Healthcare Corporation – Detroit Receiving Hospital

Tenet Healthcare Corporation – Harper-Hutzel Hospital

Tenet Healthcare Corporation – Huron Valley-Sinai Hospital

Tenet Healthcare Corporation – Rehabilitation Institute of Michigan

Tenet Healthcare Corporation – Sinai-Grace Hospital

Tennant Company

Tesla Motors United States

Tetra Pak, Inc. US

Texas Children’s Hospital

Texas Health Resources, Inc.

Texas Health Resources, Inc. – Texas Health Arlington Memorial Hospital

Texas Health Resources, Inc. – Texas Health Harris Methodist Fort Worth

Texas Health Resources, Inc. – Texas Health Harris Methodist Hospital Alliance

Texas Health Resources, Inc. – Texas Health Harris Methodist Hospital Azle

Texas Health Resources, Inc. – Texas Health Harris Methodist Hospital Cleburne

Texas Health Resources, Inc. – Texas Health Harris Methodist Hospital Hurst-Euless-Bedford

Texas Health Resources, Inc. – Texas Health Harris Methodist Hospital Southwest Forth Worth

Texas Health Resources, Inc. – Texas Health Harris Methodist Hospital Stephenville

Texas Health Resources, Inc. – Texas Health Physicians Group

Texas Health Resources, Inc. – Texas Health Presbyterian Hospital Allen

Texas Health Resources, Inc. – Texas Health Presbyterian Hospital Dallas

Texas Health Resources, Inc. – Texas Health Presbyterian Hospital Denton

Texas Health Resources, Inc. – Texas Health Presbyterian Hospital Kaufman

Texas Health Resources, Inc. – Texas Health Presbyterian Hospital Plano

Texas Health Resources, Inc. – Texas Health Specialty Hospital

Textron Inc.

Textron Inc. – Bell Helicopter

Textron, Inc. – Cessna Aircraft

Textron, Inc. – E-Z-Go

Textron, Inc. – Greenlee

Textron, Inc. – Jacobsen

Textron, Inc. – Textron Financial Corporation

Textron Inc. – Textron Systems

TGS-NOPEC Geophysical Company

Thirty-One Gifts, LLC

Thomas Pink, Inc.

Thrivent Financial for Lutherans

ThyssenKrupp AG

TIAA-CREF

TIBCO Software, Inc.

Tieto US, Inc.

Tiffany & Co.

Time Warner, Inc. – Home Box Office

TJUH System – Thomas Jefferson University Hospital

TJX Companies, Inc. – Home Good, The

TJX Companies, Inc. – Marmaxx Group, The

TJX Companies, Inc., The

TMEIC Corporation

TMK IPSCO

Tokio Marine North Amercia Services, LLC

Toll Brothers, Inc.

Toray Plastics (America), Inc.

Toro Company, The

Total System Services, Inc.

Total System Services, Inc. – TSYS International Services

Total System Services, Inc. – TSYS Merchant Services

Total System Services, Inc. – TSYS North America Services

Toyota Boshoku America, Inc.

Toyota Boshoku Indiana, LLC

Toyota Boshoku Kentucky, LLC

Toyota Boshoku Mississippi, LLC

Tracer Contruction, LLC

Tractor Supply Company

Transamerica – Life and Protection

Transamerica – Life Insurance Company

TransFirst, Inc.

Transit Wireless

Travelers Companies, Inc., The

Traxon Technologies

Tredegar Corporation

Tredegar Corporation – The William L. Bonnell Company

Tredegar Corporation – Tredegar Film Products

Trelleborg AB – Trelleborg Coated Systems U.S., Inc.

Trelleborg AB – Trelleborg Offshore Boston

Trelleborg AB – Trelleborg Offshore US, Inc.

Trelleborg AB – Trelleborg Sealing Profiles US Inc.

Trolleborg AB – Trelleborg Sealing Solutions U.S., Inc.

Trelleborg AB – Trelleborg Wheel Systems Americas, Inc.

TriHealth, Inc.

Trinity Health

Trinity Health – St. Agnes Medical Center

Trinseo

TriWest Healthcare Alliance

True North Communications, Inc.

True Value Company

TruGreen Limited Partnership

Trustmark Companies

Tufts Unviersity

Tupperware Brands Corporation

Turbocoating Corporation

Tyco International, Ltd. (US)

U.S. Bancorp

U.S. Smokeless Tobacco Brands, Inc.

U.S. Smokeless Tobacco Company, LLC

U.S. Smokeless Tobacco Products, LLC

u-blox America, Inc.

u-blox San Diego, Inc.

UBS United States

UCare Minnesota

Ukpeagvik Inupiat Corporation

UL, LLC

ULTA Salon, Cosmetics & Fragrance, Inc.

UMB Financial Corporation

UNC Health Care System

Under Armour, Inc.

Unilever United States, Inc.

Union Tank Car Company

United Natural Foods, Inc.

United Natural Foods, Inc. – Specialty Distribution Services

United Natural Foods, Inc. – Albert’s Organics, Inc.

United Natural Foods, Inc. – Select Nutrition

United Natural Foods, Inc. - Trudeau

United Natural Foods, Inc. – United Natural Foods West, Inc.

United Natural Foods, Inc. – Woodstock Farms Manufacturing

United Parcel Service

United Parcel Service – UPS Air Cargo

United States Olympic Committee

United States Steel Corporation

United States Sugar Corporation

United Stationers, Inc.

United Technologies Corporation

United Technologies Corporation – Climate, Controls & Security

United Technologies Corporation – Otis Elevator Company

United Technologies Corporation – Pratt & Whitney

United Technologies Corporation – Sikorsky Aircraft

United Technologies Corporation – UTC Aerospace Systems

United Technologies Corporation – UTC Research

United Water

UnitedHealth Group

Universal Health Services, Inc.

University Medical Center of Southern Nevada

University of California

University of California – Berkeley

University of California – Davis

University of California – Irvine

University of California – Los Angeles

University of California – Merced

University of California – Riverside

University of California – San Diego

University of California – San Francisco

University of California – Santa Barbara

University of California – Santa Cruz

University of Central Florida

University of Chicago, The

University of Colorado Health - University of Colorado Hospital

University of Florida

University of Houston

University of Illinois at Chicago

University of Illinois Hospital & Health Sciences System

University of Iowa, The

University of Kansas Hospital, The

University of Louisville

University of Maine Systems

University of Maryland, Baltimore Washington Medical Center

University of Maryland – Medical Center

University of Maryland – Medical System

University of Maryland – Midtown Campus

University of Maryland – Rehabilitation and Orthopedic Institute

University of Massachusetts Medical School

University of Michigan

University of Notre Dame

University of Pennsylvania

University of Pennsylvania Health System

University of Pittsburgh Medical Center

University of Pittsburgh Medical Center – Executive

University of Richmond

University of Southern California

University of St Thomas

University of Tennessee – Knoxville Campus, The

University of Tennessee, The

University of Texas System – The University of Texas Medical Branch at Galveston, The

University of Texas System – University of Texas at Dallas, The

University of Texas System – University of Texas MD Anderson Cancer Center, The

University of Texas System – University of Texas Southwestern Medical Center, The

University of Texas System, The

University of Vermont Health Network – The University of Vermont Medical Center, The

University of Virginia Medical Center

UPM-Kymmene, Inc.

UPM-Kymmene, Inc. – Blandin Paper Company

UPM_Kymmene, Inc. – Raflatec, Inc.

Uponor, Inc.

US Federal Credit Union

US Foods

US Foods – Culinary Equipment & Supplies

USANA Health Sciences, Inc.

USG Corporation

USG Corporation – L&W Supply Corporation

USG Corporation – United States Gypsum Company

Utah Transit Authority

Vaisala, Inc.

Valero Energy Corporation

Vanderbilt University – Vanderbilt University Medical Center

Vanguard Group, Inc., The

Varroc Lighting Systems, Inc.

Vectren Corporation

Vectrus, Inc.

Velocity Technology Solutions, Inc.

Ventura Foods, LLC

Verizon Communications, Inc.

Vermeer Corporation

Verso Corporation

Vestas Americas

Veterans United Home Loans

Viacom, Inc.

Viacom, Inc. – Media Networks

ViaSat

Vibram USA

Vidant Health

Vinson & Elkins, LLP

Virginia Commonwealth University Health System (VCUHS)

Virginia Credit Union, Inc.

Virtua Health

Visa, Inc.

Visa, Inc. – CyberSource

Vision Service Plan – Eyefinity

Vision Service Plan – Marchon Eyewear

Vision Service Plan – VSP Optics Group

Vision Service Plan – VSP Vision Care

Vision Service Plan Global

Viskase Companies, Inc.

Visteon Corporation

Visteon Electronics Corporation

VITAS Healthcare Corp.

Vivint, Inc.

Volkswagen Credit, Inc.

Volkswagen Group of America, Inc.

Volvo Group North America

Volvo Group North America – Construction Equipment

Volvo Group North America – Group Truck Operations

Volvo Group North America – Group Trucks Sales & Marketing

Volvo Group North America – Group Trucks Technology

Volvo Group North America – Penta

Volvo Group North America – Volvo Buses

Volvo Group North America – Volvo Financial Services

Vonage Holdings (Atlanta Office)

Vonage Holdings Corporation

Voya Financial, Inc.

VWR Corp.

W.L. Gore & Associates, Inc.

W.L. Gore & Associates, Inc. – Medical Products Division

W.W. Grainger, Inc.

W.W. Grainger, Inc. – Zoro Tools, Inc.

WABCO Holdings, Inc. – WABCO Compressor Manufacturing Company

WABCO Holdings, Inc. - WABCO North America

Wacker Neuson Corporation

Waggener Edstrom Worldiwde

Wal-Mart Stores, Inc.

Walt Disney Company – Disney ABC Television Group, The

Walt Disney Company – Disney Consumer Products, The

Walt Disney Company – ESPN, The

Walt Disney Company – Walt Disney Parks & Resorts, LLC, The

Walt Disney Company – Walt Disney Studios, The

Walt Disney Company, The

Warner Music Group Corp.

Warranty Group – Resource Automotive, Inc., The

Warranty Group, The

Washington Metropolitan Area Transit Authority

Washington University in St. Louis

Waste Management, Inc.

Weber-Stephen Products, LLC

Webster Financial Corporation

Webster Financial Corporation – HSA Bank

Webster Financial Corporation – Webster Business Credit Corp.

Webster Financial Corporation – Webster Capital Finance

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

WellCare Health Plans, Inc.

Wellmark BlueCross BlueShield

Wells Enterprises, Inc.

Wells Fargo & Company

WellSpan Health

WellStar Health System

Wendy’s Company – The New Bakery Company of Ohio, Inc., The

Wendy’s Company, The

West Agro, Inc.

West Bend Mutual Insurance Company

Western Union Company, The

Westfield Insurance

Westfield, LLC

Westinghouse Electric Company

Weston Solutions, Inc.

WGL Holdings, Inc. – Washington Gas

Whattaburger Restaurant

Wheaton Franciscan Healthcare

Wheaton Franciscan Healthcare – All Saints Healthcare

Wheaton Franciscan Healthcare – Covenant Medical Center

Wheaton Franciscan Healthcare – Elmbrook Memorial Hospital

Wheaton Franciscan Healthcare - Franklin

Wheaton Franciscan Healthcare – Marianjoy Rehabilitation Hospital

Wheaton Franciscan Healthcare – St. Francis Hospital

Wheaton Franciscan Healthcare – St. Joseph Hospital

Wheaton Franciscan Healthcare – The Wisconsin Heart Hospital

Wheels, Inc.

Whirlpool Corporation

Whole Foods Market, Inc.

William Blair & Company, LLC

Williams Companies, Inc., The

Williams-Sonoma, Inc.

Wilmer Cutler Pickering Hale and Dorr, LLP

Wilsonart, LLC

Wipro, LLC

Wisconsin Physicians Service Insurance Corporation

Wolters Kluwer NA – Corporate Legal Services

Wolters Kluwer NA – Financial & Compliance Services

Wolters Kluwer NA – Health

Wolters Kluwer NA – Legal & Regulatory

Wolters Kluwer NA – Tax and Accounting

Woodbridge Group, The

World Vision International Inc. – World Vision, Inc.

Xcel Energy Inc.

XL Group plc (US)

XL Group plc (US) – Insurance US

XL Group plc (US) – Marine and Offshore Energy

XL Group plc (US) – Reinsurance

XL Group plc (US) – XL Insurance Company of New York, Inc.

Xylem Inc.

Xylem Inc. – Applied Water Solutions

Yale Commercial Locks & Hardware

Yale Security, Inc.

Yeshiva University

YMCA of the USA

Yofram Company, The

YP Holdings, LLC

Zale Corporation

Zeon Chemicals L.P.

Zimmer Holdings, Inc.

Zimmer Holdings, Inc. – Accelero Health

Zimmer Holdings, Inc. – Zimmer Dental

Zimmer Holdings, Inc. – Zimmer Orthobiologics

Zimmer Holdings, Inc. – Zimmer Orthopedic Surgical Products, Dover

Zimmer Holdings, Inc. – Zimmer Spine

Zimmer Holdings, Inc. – Zimmer Trabecular Metal Technology

Zions Bancorporation

Zions Bancorporation – Amegy Bank

Zions Bancorporation – California Bank and Trust

Zions Bancorporation – National Bank of Arizona

Zions Bancorporation – Nevada State Bank

Zions Bancorporation – Vectra Bank Colorado

Zions Bancorporation – Zions First National Bank

Zurich North America

Appendix C

Towers Watson 2014 Executive Compensation Databank

3M

A.O. Smith

Aaron’s

AbbVie

Accenture

ACH Food

Acuity Brands

Adecco

Advanced Drainage Systems

Agilent Technologies

Agrium

Air Products and Chemicals

Alexander & Baldwin

Alexion Pharmaceuticals

Allegion

Altria Group

American Crystal Sugar

American Sugar Refining

Americas Styrenics

AmerisourceBergen

AMETEK

Amgen

AMSTED Industries

Amway

Andersons

Ansell

Arby’s Restaurant Group

Arcadis

Arctic Cat

Armstrong World Industries

Arrow Electronics

Arup USA

Asbury Automotive Group

Ashland

AstraZeneca

AT&T

Atos

Autoliv

Automatic Data Processing

Avery Dennison

Avintiv

Avis Budget Group

Avnet

Avon Products

Axiall Corporation

BAE Systems

Ball

Barrick Gold of North America

Baxter

Bayer Business & Technology Services

Bayer CropScience

Beam Suntory

Bechtel Nuclear, Security & Environmental

Best Buy

Big Lots

Biogen, Inc.

Blount International

BMC Software

Bob Evans Farms

Booz Allen Hamilton

BorgWarner

Boston Scientific

Brady

Brembo

Brickman Group

Bristol-Myers Squibb

Broadrridge Financial Solutions

Bunge

Burlington Northern Santa Fe

Bush Brothers & Company

C.R. Bard

Cablevision Systems

Cabot

Calgon Carbon

Capsugel

Cargill

Carmeuse North America Group

Carnival

Carpenter Technology

Catalent Pharma Solutions

Caterpillar

CDK Global

CDW

Celestica

CenturyLink

Cepheid

CF Industries

CH2M Hill

Charter Communications

Chemtura

Children’s Place

CHS

Clear Channel Communications

Cliffs Natural Resources

Cloud Peak Energy

CNH Industrial

Coca-Cola

Coca-Cola Enterprises

Colgate-Palmolive

Columbia Sportswear

Comcast

Commercial Metals

CommScope

Communications Systems

Compass Group

ConAgra Foods

Continental Automotive Systems

Convergys

Cooper Standard Automotive

Corning

Covance

Cox Enterprises

Crown Castle

CSC

CSX

Cubic

Curtiss-Wright

Cytec Industries

Danaher

Darden Restaurants

Day & Zimmermann

Dean Foods

Dell

Delta Air Lines

Deluxe

Dematic Corporation

DENSO International

Dentsply

DHL

DHL Express

DHL GBS

DHL Global Forwarding

DHL Mail

DHL Supply Chain

Diageo North America

DIRECTV Group

Discovery Communications

Donaldson Company

Dot Foods

Dow Corning

Dr Pepper Snapple Group

DST Systems

DuPont

E.W. Scripps

Eastman Chemical

Eastman Kodak

eBay

Ecolab

Edwards Lifesciences

Eli Lilly

EMD Millipore

Emerson Electric

EnCana Services Company, Limited

Endo

Equifax

Equity Office Properties

ESCO

Essilor of America

Estee Lauder

Esterline Technologies

Exel

Experian Americas

Express Scripts

Faurecia US Holdings

Federal-Mogul

Ferrovial

Fiserv

FMC Technologies

FOCUS Brands

Ford

Fourtune Brands Home & Security

Freeport-McMoRan

G&K Services

GAF Materials

GE Aviation

GE Healthcare

General Atomics

General Dynamics

General Electric

General Mills

General Motors

Gilead Sciences

GlaxoSmithKline

Goodman Manufacturing

Google

Graco

Granite Contructions

Greene, Tweed and Co.

GTECH

H.B. Fuller

Hallmark Cards

Halyard Health

Hanesbrands

Harman International Industries

Harsco

Hasbro

HBO

HD Supply

Heidrick & Struggles

Henry Schein

Herman Miller

Hershey

Hertz

Hexcel

Hitachi Data Systems

HNI

HNTB

Hoffmann-La Roche

Home Depot

Hormel Foods

Hospira

Host Hotels & Resorts

Houghton Mifflin Harcourt Publishing

Hunt Consolidated

Husky Injection Molding Systems

IBM

ICF International

IDEX Corporation

IDEXX Laboratories

IMS Health

Ingersoll-Rand

Intel

Intelsat

Intercontinental Hotels Group

International Flavors & Fragrances

International Game Technology

International Paper

ION Geophysical

Irvine

ITT Corporation

J.C. Penney Company

J.M. Smucker

Jabil Circuit

Jack in the Box

Jacobs Engineering

JetBlue Airways

Johns-Manville

Johnson & Johnson

Johnson Controls

K. Hovnanian Companies

Kate Spade & Company

KB Home

KBR

Kellogg

Kelly Services

Kennametal

Keurig Green Mountain

Keysight Technologies

Keystone Foods

Kimberly-Clark

Kinross Gold

Koch Industries

Kohler

Kroger

L-3 Communications

Lafarge North America

Land O’Lakes

Leggett and Platt

Lehigh Hanson

Leidos

Lend Lease

Leprino Foods

Level 3 Communications

LexisNexis

Lexmark

Lincoln Electric

LinkedIn

Lockheed Martin

Lonza

L’Oreal

Lubrizol

Lutron Electronics

LyondellBaselll

Magellan Midstream Partners

Marriott International

Martin Marietta Materials

Mary Kay

Masco

Mattel

Matthews International

McKesson

McLane Company

MeadWestvaco

Medicines Company

Medtronic

Merck & Co.

Meritor

MGM Resorts International

Micron Technology

MillerCoors

Molson Coors Brewing

Mosaic

MTS Systems

Navigant Consulting

Navistar International

NBTY

NCR

Nestlé USA

Newmont Mining

Nike

Nissan North America

Nokia

Norfolk Southern

Nortek

Northrop Grumman

C-1

Novartis

Nu Skin Enterprises

Nuance Communications

Oakley

Occidental Petroleum

Omnicare

Oshkosh

Osram Sylvania

Outerwall

Owens Corning

Panasonic of North America

PAREXEL

Parker Hannifin

Parmalat

Parsons Corporation

PayPal

PepsiCo

Performance Food Group

Pfizer

PHI

Philips Electronics

Pitney Bowes

Plexus

Polaris Industries

PolyOne

Potash

Praxair

Pro-Build Holdings

Pulte Group

Quad/Graphics

Quest Diagnostics

Quintiles

R.R. Donnelley

Rackspace

Ralph Lauren

Rayonier

Rayonier Advanced Materials

Recreational Equipment

Regal-Beloit

Regency Centers

Reiter Affiliated Companies

Revlon

Ricoh Americas

Rio Tinto

Robert Bosch

Robertshaw Controls

Rockwell Automation

Rockwell Collins

Rolls-Royce North America

Rowan Companies

Royal Caribbean Cruises

Ryder System

S.C. Johnson & Son

Samsung

Sanofi

SAS Institute

Sasol USA

Schlumberger

Scholastic

Schreiber Foods

Schwan Food Company

Scotts Miracle-Gro

Scripps Networks Interactive

Sealed Air

Select Comfort

ServiceMaster Company

Sherwin-Williams

Sigma-Aldrich

Smiths Group

Snap-On

SNC - Lavalin

Sodexo

Solenis

Sonoco Products

Sony

Sony Electronics

Southwest Airlines

Spirit AeroSystems

Spirit Airlines

Sprint

SPX

SSAB

St. Jude Medical

Stanley Black & Decker

Starbucks Coffee Company

Starwood Hotels & Resorts

Steelcase

Stryker

SunCoke Energy

SunGard Data Systems

SuperValu Stores

SWM International (Schweizer-Mauduit)

Syngenta

Sysco Corporation

Target

Taubman Centers

TE Connectivity, Limited

TeleTech Holdings

Tempur Sealy

Teradata

Terex

Textron

Thermo Fisher Scientific

Thomson Reuters

Tiffany & Co.

Time Warner

Time Warner Cable

Timken

TimkenSteel

T-Mobile USA

Toro

Toshiba Medical Research Institute

Total System Service (TSYS)

Tribune Media

Tribune Publishing

Tronox

TRW Automotive

Tupperware Brands

Tyson Foods

UBM

Underwriters Laboratories

Unilever United States

Union Pacific Corporation

Unisys

United Launch Alliance

United Rentals

United States Steel

United Technologies

Univar

UPS

Valero Energy

Vectrus

Ventura Foods

Verint Systems

Verizon

Verso

Vertex Pharmaceuticals

Vesuvius

VF Corporation

Viacom

Visteon

Vulcan Materials

VWR International

W.W. Grainger

Walt Disney

Walter Energy

Waste Management

Wendy’s Group

West Pharmaceutical Services

Westinghouse Electric

Weyerhaeuser

Whirlpool

WhiteWave Foods

Wilsonart

Wyndham Worldwide

Xylem

YP

Yum! Brands

Zimmer

C-2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE SHADED TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m. Eastern Daylight Time, on May 19, 2016.

Vote by Internet
•	Go to www.investorvote.com/HAS
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of Directors For Terms Expiring in 2017 — The Board of Directors recommends a vote FOR all of the nominees listed.

1. Nominees:
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
01 - Basil L. Anderson	☐	☐	☐	02 - Alan R. Batkin	☐	☐	☐	03 - Kenneth A. Bronfin	☐	☐	☐
04 - Michael R. Burns	☐	☐	☐	05 - Crispin H. Davis	☐	☐	☐	06 - Lisa Gersh	☐	☐	☐

07 - Brian D. Goldner	☐	☐	☐	08 - Alan G. Hassenfeld	☐	☐	☐	09 - Tracy A. Leinbach	☐	☐	☐

10 - Edward M. Philip	☐	☐	☐	11 - Richard S. Stoddart	☐	☐	☐	12 - Linda K. Zecher	☐	☐	☐

B	Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3.

	For	Against	Abstain

2.  The adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers of Hasbro, Inc., as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the 2016 Proxy Statement.

	☐	☐	☐

3. Ratification of the selection of KPMG LLP as Hasbro, Inc.’s independent registered public accounting firm for fiscal 2016.	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.

02BS9C

Dear Fellow Shareholders:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Hasbro, Inc. to be held at 11:00 a.m., EDT on Thursday, May 19, 2016, at 1027 Newport Avenue, Pawtucket, Rhode Island. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

Your Vote Matters. Whether or not you plan to attend the 2016 Annual Meeting, it is important that your shares be voted. Please follow the instructions on the other side of this proxy card. You may, of course, attend the 2016 Annual Meeting and vote in person, even if you have previously voted. I am looking forward to seeing you there.

Sincerely,

Brian D. Goldner

Chairman of the Board

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

HASBRO, INC. 1027 Newport Avenue, Pawtucket, RI 02861 Annual Meeting of Shareholders – May 19, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	+

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Hasbro, Inc. (the “Company”) and hereby appoints BRIAN D. GOLDNER with full power of substitution, as attorney and proxy to appear and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 19, 2016 at 11:00 a.m., EDT at 1027 Newport Avenue, Pawtucket, Rhode Island, and at any adjournment or postponement thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND IN SUPPORT OF MANAGEMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK ON REVERSE SIDE AND SIGN AND DATE BELOW AND PROMPTLY MAIL IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE AND TO BE SIGNED BELOW. YOUR VOTE IS IMPORTANT

C	Non-Voting Items
Change of Address — Please print new address below.

D	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.	+